As filed with the U.S. Securities and Exchange Commission on June 11, 2008

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 108

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 109

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on June 11, 2008 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

* This filing relates solely to:	Legg Mason Partners Managed Municipals Fund
Legg Mason Partners California Municipals Fund
Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

PROSPECTUS / JUNE 11, 2008

Legg Mason Partners

Managed Municipals Fund

Class A, B, C, I, FI and 1 Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 11, 2008 TO THE PROSPECTUS DATED JUNE 11, 2008

OF LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

Through June 30, 2008, please refer to the following chart for information concerning the minimum initial and additional investment amounts applicable to a purchase of fund shares:

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
General	$500/$50	$500/$50	$500/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a
Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a
Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None	None/None
Institutional Investors	$500/$50	$500/$50	$500/$50	n/a	None/None

[1]

Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class I shares may be purchased only if you already own Class I shares of the fund.

Effective July 1, 2008, the information shown above will no longer apply.

Instead, please refer to the section of the attached Prospectus titled “Choosing a class of shares to buy: Investment minimums” for information concerning the minimum initial and additional investment amounts applicable to a purchase of fund shares.

Legg Mason Partners

Managed Municipals Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name, effective April 16, 2007. Any information in this Prospectus relating to the fund prior to April 16, 2007 refers to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the subadviser (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the subadviser.

Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the issuer of such a security has difficulty meeting its obligations, the fund may obtain a

2	Legg Mason Partners Funds

new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category received from an agency. Credit rating criteria are applied at the time a fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Legg Mason Partners Managed Municipals Fund	3

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

4	Legg Mason Partners Funds

•

Measure the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio. This is known as interest rate risk

•

The obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality

•

Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer greater potential for losses when interest rates rise

Legg Mason Partners Managed Municipals Fund	5

•

Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund’s share price more volatile. This is known as extension risk

•

Municipal securities fall out of favor with investors, or the value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk

•	Litigation or legislation affects the tax-exempt status of municipal bonds

•	The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or sector or about interest rates proves to be incorrect

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to federal income tax. The fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the fund’s income also may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and gains will generally be subject to state and local income and franchise taxes.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. None of the portfolio managers nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to fund shareholders could be recharacterized as taxable.

Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in

6	Legg Mason Partners Funds

some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets.

High yield securities are speculative and, compared to investment grade securities, tend to have:

•	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments

•	Greater risk of loss due to default or declining credit quality

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments

•	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity

Who may want to invest

The fund may be an appropriate investment if you:

•	Are a taxpayer in a high federal tax bracket seeking income exempt from federal taxation

•	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

•	Are willing to accept the risks of municipal securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the

Legg Mason Partners Managed Municipals Fund	7

fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index and an average of similar funds. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. No performance information is presented for Class FI shares because no Class FI shares were outstanding prior to the date of this Prospectus. The returns for Class FI shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURNS — CLASS A

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 6.11% in 4th quarter 2000; Lowest: (3.27)% in 2nd quarter 1999

Year to date: 0.16% through 03/31/2008.

8	Legg Mason Partners Funds

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2007)
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A1
Return before taxes	(0.22)%	3.50%	4.01%	N/A	03/04/81
Return after taxes on distributions[2]	(0.22)%	3.50%	3.99%	N/A
Return after taxes on distributions and sale of fund shares[2]	1.39%	3.62%	4.07%	N/A
Other Classes (Return before taxes only)
Class B	(0.83)%	3.70%	3.92%	N/A	11/06/92
Class C	2.61%	3.84%	3.89%	N/A	11/09/94
Class I	4.36%	4.58%	4.66%	N/A	04/04/95
Class 1[3]	(0.69)%	3.39%	N/A	4.43%	09/12/00
Lehman Index[4]	3.36%	4.30%	5.18%	N/A
Lipper Fund Average[5]	1.17%	3.49%	4.08%	N/A

[1]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table above have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[3]

Effective as of July 27, 2007, the fund’s Class 1 Shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[4]

The Lehman Brothers Municipal Bond index is a broad-based index of the municipal bond market with maturities of at least 1 year. An index does not reflect deductions for fees, expenses and taxes. It is not possible to invest directly in an index.

[5]

The Lipper General Municipal Debt Funds Category Average reflects the performance of funds in the general municipal debt fund category with reinvestment of dividends and capital gains tracked by Lipper, Inc. that reports on total return performance. Performance of the average reflects fees and expenses but does not reflect deductions for taxes or sales charges. It is not possible to invest directly in an average.

Legg Mason Partners Managed Municipals Fund	9

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS B	CLASS C	CLASS I	CLASS FI	CLASS 1[1]
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None	None	None	N/A
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[2]	4.50%	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS I	CLASS FI	CLASS 1[1]
Management fee[3]	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None	0.25%	None
Other expenses[4]	0.07%	0.11%	0.06%	0.04%	0.19%	0.22%
Total annual fund operating expenses[5]	0.69%	1.23%	1.23%	0.51%	0.91%	0.69%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

10	Legg Mason Partners Funds

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$492	$635	$792	$1,247
Class B (redemption at end of period)	$575	$690	$775	$1,338	[6]
Class B (no redemption)	$125	$390	$675	$1,338	[6]
Class C (redemption at end of period)	$225	$390	$675	$1,487
Class C (no redemption)	$125	$390	$675	$1,487
Class I (with or without redemption)	$52	$163	$284	$639
Class FI (with or without redemption)	$93	$291	$505	$1,120
Class 1[1,7] (with or without redemption)	$542	$685	$840	$1,291

[1]

Effective as of July 27, 2007, the fund’s Class 1 Shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

The fund has a management fee schedule that reduces the management fee as assets increase as follows: 0.55% on assets up to and including $500 million; 0.50% on the next $1 billion of assets; 0.45% on the next $1 billion of assets; and 0.40% on assets over $2.5 billion.

[4]

With respect to Class A, Class B, Class C, Class FI and Class I shares (as applicable), the fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of affected share classes may increase over time. The recordkeeping fee for Class I shares is newly adopted and is not reflected in the other expenses shown in the table above. The amount set forth under “Other Expenses” for Class FI shares has been estimated for the current fiscal year.

[5]

Management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class I until July 1, 2008. Effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.15% lower than Class A shares’ total operating expenses. This voluntary fee waiver and reimbursement may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

[7]	Includes 4.75% initial sales charge.

Legg Mason Partners Managed Municipals Fund	11

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed without shareholder approval.

Municipal securities

Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The municipal securities and other investments with similar characteristics in which the fund invests include general obligation bonds, revenue bonds and notes, municipal leases, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, participation certificates and custodial receipts. These securities may pay interest at fixed, variable or floating rates.

Other debt obligations

The fund may also invest in debt obligations that pay interest that is subject to federal income tax. Debt obligations may be fixed income securities, or they may have various types of payment and reset terms or features, such as adjustable rate debt securities, zero coupon securities, pay-in-kind securities, deferred interest securities, debt securities with auction rate features and inverse floating obligations.

Reset provisions on adjustable rate debt securities may reduce the effect of market interest rates on the value of the securities, but may also accelerate the effect on the fund’s portfolio of declines in market interest rates. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Pay-in-kind securities have characteristics

12	Legg Mason Partners Funds

similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. Inverse floating rate obligations, or “inverse floaters,” have coupon rates that vary inversely at a multiple of a designated floating rate.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Repurchase agreements

The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

Certificates of deposit and other short-term investments

The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.

Legg Mason Partners Managed Municipals Fund	13

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations and requirements

The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.

Portfolio holdings

The fund’s policies and procedures with respect to the fund’s disclosure of its portfolio securities are described in the SAI.

14	Legg Mason Partners Funds

Management

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2008, LMPFA’s total assets under management were approximately $194 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2008, Western Asset’s total assets under management were approximately $455.4 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $950.1 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Mr. Deane and Mr. Fare have been portfolio managers for the fund since 1988 and 2004, respectively, and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in February 2007.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Legg Mason Partners Managed Municipals Fund	15

Mr. Amodeo has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Mr. Deane has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972. Mr. Fare has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

The SAI provides additional information about the portfolio managers compensation, other accounts they manage and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended February 29, 2008, the fund paid a management fee of 0.45% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C and FI shares. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares, up to 0.65% for Class B shares, up to 0.70% for Class C shares, and up to 0.25% for Class FI shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges. Class I and Class 1 shares are not subject to any distribution and/or service fees.

16	Legg Mason Partners Funds

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the Fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets invested in the fund and more fees on those assets.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in

Legg Mason Partners Managed Municipals Fund	17

1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since

18	Legg Mason Partners Funds

December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Managed Municipals Fund	19

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Effective July 27, 2007, the fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share portions (excluding reinvestment of dividends and distributions). Institutional investors and clients of eligible financial intermediaries should refer to “Institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

20	Legg Mason Partners Funds

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

Legg Mason Partners Managed Municipals Fund	21

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1,2,3] (Effective July 1, 2008)
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS FI
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	$1 million/None	n/a

[1]	For information regarding investment minimums prior to July 1, 2008, please refer to the Prospectus supplement at the front of this Prospectus.

[2]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

[3]	Effective as of July 27, 2007, the fund’s Class 1 Shares were closed to all purchases and incoming exchanges.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B, Class C and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

22	Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Please contact your Service Agent regarding the availability of Class FI shares. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[2]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of most Legg Mason Partners funds
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of most Legg Mason Partners funds
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% for redemptions within 1 year of purchase	0.70% of average daily net assets	Class C shares of most Legg Mason Partners funds

Legg Mason Partners Managed Municipals Fund	23

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[2]
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower expenses than the other classes	None	None	None	Class I shares of most Legg Mason Partners funds
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of applicable Legg Mason Partners funds
CLASS 1[1]	• Closed to all purchases and incoming exchanges • Generally lower annual expenses than Class A, Class B and Class C	N/A	None	None	Class 1 shares of Legg Mason Partners funds that offer Class 1 shares and Class A shares of certain other Legg Mason Partners funds
[1]	Effective as of July 27, 2007, the fund’s Class 1 Shares were closed to all purchases and incoming exchanges.
[2]	Ask your Service Agent about the Legg Mason Partners funds available for exchange.

24	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Legg Mason Partners Managed Municipals Fund	25

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners funds that are owned by:

•	you, or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg

26	Legg Mason Partners Funds

Mason Partners fund shares that are purchased during the 13-month period by

•	you, or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

Legg Mason Partners Managed Municipals Fund	27

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents other than PFS Investments Inc. (“PFS”) selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS pays a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and PFS retains the contingent deferred sales charges paid upon certain redemptions. PFS will receive any service and distribution fees paid on all shares held by PFS clients. Service Agents also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

28	Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER LEGG MASON PARTNERS FUND
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase or immediately after purchase in the case of sales to omnibus accounts, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Legg Mason Partners Managed Municipals Fund	29

Class 1 shares

Effective as of July 27, 2007, the fund’s Class 1 Shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

30	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Legg Mason Partners Managed Municipals Fund	31

Institutional investors

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose to invest in Class A, Class I or Class FI shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, and, if eligible, Class 1 shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries. LMIS may pay financial intermediaries selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

32	Legg Mason Partners Funds

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to Class A, Class B, Class C, Class FI and Class I shares, the fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of these share classes may increase.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Legg Mason Partners Managed Municipals Fund	33

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information, for your order to be processed:

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

• Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

34	Legg Mason Partners Funds

• Specify the name of the fund, the share class you wish to purchase, and your account number (if existing account)

• For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy: Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Legg Mason Partners Managed Municipals Fund	35

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction.

• If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index Fund. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners funds that do not offer Class 1 shares. Not all Legg Mason Partners funds offer all classes

• If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners funds that do not offer Class 1 shares and that are made available for exchange through your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

36	Legg Mason Partners Funds

• Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

• Exchanges of Class A, B, C and 1 shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges	In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.
By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Legg Mason Partners Managed Municipals Fund	37

You can make telephone exchanges only between accounts that have identical registrations.
By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.
Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners funds.

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• A predetermined dollar amount that meets at least the applicable investment minimum for Systematic Investment Plans per exchange is required (see “Choosing a class of shares to buy: Investment minimums”)

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

38	Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

• The fund name, the class of shares to be redeemed and your account number

Legg Mason Partners Managed Municipals Fund	39

• The dollar amount or number of shares to be redeemed • Signatures of each owner exactly as the account is registered • Signature guarantees, as applicable
By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in any one year.

40	Legg Mason Partners Funds

The following conditions apply:

• Your shares must not be represented by certificates

• All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Managed Municipals Fund	41

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

42	Legg Mason Partners Funds

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Legg Mason Partners Managed Municipals Fund	43

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds in the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of

44	Legg Mason Partners Funds

the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners fund complex if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners fund complex also includes certain Western Asset funds and Barrett

Legg Mason Partners Managed Municipals Fund	45

Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund also has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be

46	Legg Mason Partners Funds

harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Managed Municipals Fund	47

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

48	Legg Mason Partners Funds

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Managed Municipals Fund	49

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market

50	Legg Mason Partners Funds

price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Managed Municipals Fund	51

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No information is shown for Class FI because no Class FI shares were outstanding for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007, is that of the fund’s predecessor.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.67	$15.39	$15.57	$15.88	$15.47
Income (loss) from operations:
Net investment income	0.70	0.69	0.68	0.70	0.72
Net realized and unrealized gain (loss)	(0.60)	0.28	(0.19)	(0.31)	0.40
Total income from operations	0.10	0.97	0.49	0.39	1.12
Less distributions from:
Net investment income	(0.70)	(0.69)	(0.67)	(0.70)	(0.71)
Total distributions	(0.70)	(0.69)	(0.67)	(0.70)	(0.71)
NET ASSET VALUE, END OF YEAR	$15.07	$15.67	$15.39	$15.57	$15.88
Total return[5]	0.60%	6.43%	3.22%	2.56%[6]	7.40%
NET ASSETS, END OF YEAR (MILLIONS)	$2,635	$2,607	$1,904	$1,995	$2,011
Ratios to average net assets:
Gross expenses	0.69%	0.71%[7]	0.71%	0.70%	0.68%
Gross expenses, excluding interest expense	0.68	0.71 [7]	0.71	0.70	0.68
Net expenses	0.67 [8,9,10]	0.70 [7,8,9]	0.71 [8]	0.69 [8]	0.68
Net expenses, excluding interest expense	0.66 [8,9,10]	0.70 [7,8,9]	0.71 [8]	0.69 [8]	0.68
Net investment income	4.51	4.45	4.40	4.52	4.58
Portfolio turnover rate	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

52	Legg Mason Partners Funds

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.49%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 0.69%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

Legg Mason Partners Managed Municipals Fund	53

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.69	$15.41	$15.58	$15.89	$15.48
Income (loss) from operations:
Net investment income	0.62	0.61	0.60	0.62	0.63
Net realized and unrealized gain (loss)	(0.60)	0.28	(0.18)	(0.31)	0.41
Total income from operations	0.02	0.89	0.42	0.31	1.04
Less distributions from:
Net investment income	(0.62)	(0.61)	(0.59)	(0.62)	(0.63)
Total distributions	(0.62)	(0.61)	(0.59)	(0.62)	(0.63)
NET ASSET VALUE, END OF YEAR	$15.09	$15.69	$15.41	$15.58	$15.89
Total return[5]	0.09%	5.88%	2.74%	2.01%[6]	6.83%
NET ASSETS, END OF YEAR (MILLIONS)	$153	$206	$234	$339	$479
Ratios to average net assets:
Gross expenses	1.23%	1.23%[7]	1.23%	1.22%	1.20%
Gross expenses, excluding interest expense	1.23	1.23 [7]	1.23	1.22	1.20
Net expenses	1.18 [8,9,10]	1.21 [7,8,9]	1.23 [8]	1.21 [8]	1.20
Net expenses, excluding interest expense	1.18 [8,9,10]	1.21 [7,8,9]	1.23 [8]	1.21 [8]	1.20
Net investment income	4.00	3.93	3.87	4.00	4.06
Portfolio turnover rate	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.95%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 1.20%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

54	Legg Mason Partners Funds

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.68	$15.40	$15.57	$15.88	$15.47
Income (loss) from operations:
Net investment income	0.61	0.61	0.59	0.62	0.63
Net realized and unrealized gain (loss)	(0.60)	0.28	(0.18)	(0.32)	0.40
Total income from operations	0.01	0.89	0.41	0.30	1.03
Less distributions from:
Net investment income	(0.61)	(0.61)	(0.58)	(0.61)	(0.62)
Total distributions	(0.61)	(0.61)	(0.58)	(0.61)	(0.62)
NET ASSET VALUE, END OF YEAR	$15.08	$15.68	$15.40	$15.57	$15.88
Total return[5]	0.04%	5.87%	2.72%	1.97%[6]	6.80%
NET ASSETS, END OF YEAR (MILLIONS)	$251	$241	$164	$182	$196
Ratios to average net assets:
Gross expenses	1.23%	1.24%[7]	1.26%	1.25%	1.24%
Gross expenses, excluding interest expense	1.23	1.24 [7]	1.26	1.25	1.24
Net expenses	1.23 [8,9]	1.23 [7,8]	1.26 [8]	1.24 [8]	1.24
Net expenses, excluding interest expense	1.23 [8,9]	1.23 [7,8]	1.26 [8]	1.24 [8]	1.24
Net investment income	3.95	3.92	3.85	3.97	4.02
Portfolio turnover rate	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.90%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 1.22%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

Legg Mason Partners Managed Municipals Fund	55

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.69	$15.41	$15.59	$15.90	$15.48
Income (loss) from operations:
Net investment income	0.72	0.71	0.71	0.72	0.75
Net realized and unrealized gain (loss)	(0.59)	0.29	(0.19)	(0.30)	0.41
Total income from operations	0.13	1.00	0.52	0.42	1.16
Less distributions from:
Net investment income	(0.73)	(0.72)	(0.70)	(0.73)	(0.74)
Total distributions	(0.73)	(0.72)	(0.70)	(0.73)	(0.74)
NET ASSET VALUE, END OF YEAR	$15.09	$15.69	$15.41	$15.59	$15.90
Total return[5]	0.78%	6.61%	3.40%	2.74%[6]	7.66%
NET ASSETS, END OF YEAR (MILLIONS)	$41	$25	$95	$21	$36
Ratios to average net assets:
Gross expenses	0.51%	0.53%[7]	0.55%	0.51%	0.50%
Gross expenses, excluding interest expense	0.51	0.53 [7]	0.55	0.51	0.50
Net expenses	0.50 [8,9,10]	0.52 [7,9]	0.54 [9]	0.50 [9]	0.50
Net expenses, excluding interest expense	0.50 [8,9,10]	0.52 [7,9]	0.54 [9]	0.50 [9]	0.50
Net investment income	4.66	4.56	4.62	4.70	4.76
Portfolio turnover rate	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.67%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 0.51%.

[8]

Effective March 2, 2007, management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

56	Legg Mason Partners Funds

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2008[2]		2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.62		$15.34	$15.52	$15.83	$15.42
Income (loss) from operations:
Net investment income	0.72		0.69	0.67	0.69	0.71
Net realized and unrealized gain (loss)	(0.59)		0.28	(0.19)	(0.31)	0.40
Total income from operations	0.13		0.97	0.48	0.38	1.11
Less distributions from:
Net investment income	(0.72)		(0.69)	(0.66)	(0.69)	(0.70)
Total distributions	(0.72)		(0.69)	(0.66)	(0.69)	(0.70)
NET ASSET VALUE, END OF YEAR	$15.03		$15.62	$15.34	$15.52	$15.83
Total return[5]	0.77%		6.46%	3.17%	2.52%[6]	7.38%
NET ASSETS, END OF YEAR (MILLIONS)	$39		$44	$47	$52	$57
Ratios to average net assets:
Gross expenses	0.69%		0.69%[7]	0.74%	0.75%	0.71%
Gross expenses, excluding interest expense	0.69		0.69 [7]	0.74	0.75	0.71
Net expenses	0.56	[8,9],10	0.68 [7,8]	0.74 [8]	0.74 [8]	0.71
Net expenses, excluding interest expense	0.55	[8,9],10	0.68 [7,8]	0.74 [8]	0.74 [8]	0.71
Net investment income	4.63		4.47	4.37	4.47	4.55
Portfolio turnover rate	32%		24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.45%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.15% lower than Class A shares’ total annual operating expenses.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

Legg Mason Partners Managed Municipals Fund	57

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Partners Managed Municipals Fund

You may visit the Legg Mason Partners’ web site at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 55 Water Street, New York, New York 10041. Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0261 06/08

PROSPECTUS / JUNE 11, 2008

Legg Mason Partners

California Municipals Fund

Class A, B, C, I and FI Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 11, 2008 TO THE PROSPECTUS DATED JUNE 11, 2008 OF

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND

Through June 30, 2008, please refer to the following chart for information concerning the minimum initial and additional investment amounts applicable to a purchase of fund shares:

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment[1]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
General	$500/$50	$500/$50	$500/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a
Systemic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a
Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None	None/None
Institutional Investors	$500/$50	$500/$50	$500/$50	n/a	$1 million/None

[1]

Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

Effective July 1, 2008, the information shown above will no longer apply.

Instead, please refer to the section of the attached Prospectus titled “Choosing a class of shares to buy: Investment minimums” for information concerning the minimum initial and additional investment amounts applicable to a purchase of fund shares.

Legg Mason Partners

California Municipals Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name, effective April 16, 2007. Any information in this Prospectus relating to the fund prior to April 16, 2007 refers to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in California municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California state personal income taxes. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income tax and from California personal income taxes. The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the subadviser (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the subadviser.

Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the issuer of such a

2	Legg Mason Partners Funds

security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category received from an agency. Credit rating criteria are applied at the time a fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Legg Mason Partners California Municipals Fund	3

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

4	Legg Mason Partners Funds

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

•

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio. This is known as interest rate risk

•

The obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality

•

Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer greater potential for losses when interest rates rise

•	Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

Legg Mason Partners California Municipals Fund	5

and the fund’s share price more volatile. This is known as extension risk

•

California municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting California municipal issuers. This is sometimes referred to as market risk

•	Litigation or legislation affects the tax-exempt status of municipal bonds

•	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security or sector or about interest rates proves to be incorrect

The California economy continues to be impacted by the slowdown in the national economy and particularly a decline in its housing market. Once again, its economy is demonstrating some volatility, with certain regions experiencing a downturn in their real estate values. The real estate downturn could affect the revenues and credit quality of municipal issuers in those markets. In addition, some California issuers have unfunded retirement and health care liabilities which could impact the value of the fund’s holdings. California voters have approved a large amount of additional bonds for infrastructure needs, the issuance of which may affect the demand for municipal bonds and the credit quality of municipal issuers in the state. California is subject to natural disasters such as earthquakes, drought, wildfires and floods, which have the potential to affect the revenues and credit quality of municipal issuers. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the fund. If the fund has difficulty finding high-quality California municipal obligations to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information (the “SAI”).

6	Legg Mason Partners Funds

Some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to regular federal and California personal income taxes. The fund may realize gains subject to federal and California income taxes on the sale of its securities or on transactions in futures contracts and other derivatives. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. None of the portfolio managers nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to fund shareholders could be recharacterized as taxable.

Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Legg Mason Partners California Municipals Fund	7

High yield securities are speculative and, compared to investment grade securities, tend to have:

•	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments

•	Greater risk of loss due to default or declining credit quality

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments

•	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity

Who may want to invest

The fund may be an appropriate investment if you:

•	Are a California taxpayer in a high federal tax bracket seeking income exempt from regular federal income taxes and California state personal income taxes

•	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

•	Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and an average of similar funds. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance

8	Legg Mason Partners Funds

for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. No performance information is presented for Class I shares because those shares did not have a full calendar year of performance as of December 31, 2007. No performance information is presented for Class FI shares because no Class FI shares were outstanding prior to the date of this Prospectus. The returns for Class FI shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS A SHARES

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: 4.69% in 1st quarter 2000; Lowest: (2.86)% in 2nd quarter 1999.

Year to date: (0.79)% through 03/31/2008.

Legg Mason Partners California Municipals Fund	9

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2007)
	1 YEAR	5 YEARS	10 YEARS
Class A1
Return before taxes	(0.56)%	3.03%	3.94%
Return after taxes on distributions[2]	(0.56)%	3.03%	3.92%
Return after taxes on distributions and sale of fund shares[2]	1.11%	3.21%	4.00%
Other Classes (return before taxes only)
Class B	(1.14)%	3.22%	3.84%
Class C	2.30%	3.35%	3.81%
Lehman Brothers California Municipal Bond Index[3]	2.81%	4.48%	5.22%
Lehman Brothers Municipal Bond Index[4]	3.36%	4.30%	5.18%
Lipper California Municipal Debt Funds Category Average[5]	0.42%	3.61%	4.26%

[1]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[3]

Effective November 1, 2007, the Lehman Brothers California Municipal Bond Index became the fund’s benchmark. The fund’s benchmark was changed to better reflect the composition of the fund’s portfolio holdings. The Lehman Brothers California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

[4]

Prior to November 1, 2007, the Lehman Brothers Municipal Bond Index was the fund’s benchmark. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

[5]

The Lipper California Municipal Debt Funds Category Average reflects the performance of mutual funds with similar objectives. Performance of the average reflects fees and expenses but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

10	Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS B	CLASS C	CLASS I	CLASS FI
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	4.50%	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS I	CLASS FI
Management fee[2]	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None	0.25%
Other expenses[3]	0.06%	0.09%	0.06%	0.09%	0.24%
Total annual fund operating expenses[4]	0.70%	1.23%	1.25%	0.58%	0.98%

Legg Mason Partners California Municipals Fund	11

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$493	$638	$797	$1,258
Class B (redemption at end of period)	$575	$690	$775	$1,340	[5]
Class B (no redemption)	$125	$390	$675	$1,340	[5]
Class C (redemption at end of period)	$227	$396	$686	$1,511
Class C (no redemption)	$127	$396	$686	$1,511
Class I (with or without redemption)	$59	$186	$323	$725
Class FI (with or without redemption)	$100	$312	$542	$1,203

[1]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

[3]

With respect to Class A, Class B, Class C, Class FI and Class I shares (as applicable), the fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of affected share classes may increase over time. The recordkeeping fee for Class I shares is newly adopted and is not reflected in the other expenses shown in the table above. The amount set forth under “Other Expenses” for Class FI shares has been estimated for the current fiscal year.

[4]

Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 0.68% for Class A, 1.21% for Class B and 0.55% for Class I until July 1, 2008.

[5]	Assumes conversion to Class A shares approximately eight years after purchase.

12	Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed without shareholder approval.

California municipal securities

In addition to securities issued by the State of California and certain other California governmental issuers, “California municipal securities” include debt obligations issued by certain non-California governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on California municipal securities is exempt from regular federal income tax and California state personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The California municipal securities and other investments with similar characteristics in which the fund invests include general obligation bonds, revenue bonds and municipal leases, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, participation certificates and custodial receipts. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities that pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund may also invest up to 20% of its net assets in municipal securities of non-California issuers. The interest on such securities will generally be exempt from federal, but not California, personal income taxes.

Other debt obligations

The fund may also invest in debt obligations that pay interest that is subject to federal income tax. Debt obligations may be fixed income securities, or they may have various types of payment and reset terms or features, such as adjustable rate debt securities, zero coupon securities, pay-in-kind securities, deferred interest securities, debt securities with auction rate features and inverse floating obligations.

Legg Mason Partners California Municipals Fund	13

Reset provisions on adjustable rate debt securities may reduce the effect of market interest rates on the value of the securities, but may also accelerate the effect on the fund’s portfolio of declines in market interest rates. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. Inverse floating rate obligations, or “inverse floaters,” have coupon rates that vary inversely at a multiple of a designated floating rate.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Repurchase agreements

The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

14	Legg Mason Partners Funds

Certificates of deposit and other short-term investments

The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash without regard to percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations and requirements

The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.

Portfolio holdings

The fund’s policies and procedures with respect to the fund’s disclosure of its portfolio securities are described in the SAI.

Legg Mason Partners California Municipals Fund	15

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2008, LMPFA’s total assets under management were approximately $194 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2008, Western Asset’s total assets under management were approximately $455.4 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $950.1 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Mr. Deane has been portfolio manager of the fund since November 1988, Mr. Fare has been portfolio manager of the fund since 2004 and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in March 2007.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

16	Legg Mason Partners Funds

Mr. Amodeo has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Mr. Deane has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972. Mr. Fare has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

The SAI provides additional information about the compensation of the portfolio managers, other accounts they manage and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended February 29, 2008, the fund paid a management fee of 0.48% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C and FI shares. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares, up to 0.65% for Class B shares, up to 0.70% for Class C shares, and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, they increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing

Legg Mason Partners California Municipals Fund	17

and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the Fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets invested in the fund and more fees on those assets.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an

18	Legg Mason Partners Funds

affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and

Legg Mason Partners California Municipals Fund	19

provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of eligible financial intermediaries should refer to “Institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

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You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

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Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1,2] ($) (Effective July 1, 2008)
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS FI
General	1,000/50	1,000/50	1,000/50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	n/a	n/a
Systematic Investment Plans	50/50	50/50	50/50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	1 million/None	n/a

[1]	For information regarding investment minimums prior to July 1, 2008, please refer to the Prospectus supplement at the front of this Prospectus.

[2]

Different minimums apply to clients of certain Service Agents. Contact your Service Agent for more information. Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B, Class C and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Please contact your Service Agent regarding the availability of Class FI shares. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more for redemptions within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of most Legg Mason Partners funds
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of most Legg Mason Partners funds
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% for redemptions within 1 year of purchase	0.70% of average daily net assets	Class C shares of most Legg Mason Partners funds

24	Legg Mason Partners Funds

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower expenses than the other classes	None	None	None	Class I shares of most Legg Mason Partners funds
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of applicable Legg Mason Partners funds

[1]	Contact Legg Mason Partners Shareholder Services about the Legg Mason Partners funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	0	0	up to 1.00

*	The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

26	Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners funds that are owned by:

•	you, or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of

Legg Mason Partners California Municipals Fund	27

Legg Mason Partners fund shares that are purchased during the 13-month period by

•	you, or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

28	Legg Mason Partners Funds

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents other than PFS Investments Inc. (“PFS”) selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS pays a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and PFS retains the contingent deferred sales charges paid upon certain redemptions. PFS will receive any service and distribution fees paid on all shares held by PFS clients. Service Agents also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

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Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER LEGG MASON PARTNERS FUND
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase or immediately after purchase in the case of sales to omnibus accounts, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

30	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

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Institutional investors

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class I or Class FI shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries. LMIS may pay financial intermediaries selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

32	Legg Mason Partners Funds

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to Class A, Class B, Class C, Class FI and Class I shares, the fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of these share classes may increase.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information, for your order to be processed:

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

• Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

34	Legg Mason Partners Funds

• Specify the name of the fund, the share class you wish to purchase, and your account number (if existing account)

• For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable investment minimums (see “Choosing a class of shares to buy: Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Legg Mason Partners California Municipals Fund	35

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction.

• If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund, other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes

• If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

• Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

• Exchanges of Class A, B and C shares are subject to minimum investment requirements, and all shares are subject to the other requirements of the fund into which exchanges are made

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

36	Legg Mason Partners Funds

• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges
Sales charges	In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.
By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Legg Mason Partners California Municipals Fund	37

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners funds.

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• A predetermined dollar amount that meets at least the applicable investment minimum for Systematic Investment Plans per exchange is required (see “Choosing a class of shares to buy: Investment minimums”)

For more information contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

38	Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

• The fund name, the class of shares to be redeemed and your account number

Legg Mason Partners California Municipals Fund	39

• The dollar amount or number of shares to be redeemed • Signatures of each owner exactly as the account is registered • Signature guarantees, as applicable
By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in any one year.

40	Legg Mason Partners Funds

The following conditions apply:

• Your shares must not be represented by certificates

• All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners California Municipals Fund	41

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

42	Legg Mason Partners Funds

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Legg Mason Partners California Municipals Fund	43

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate

44	Legg Mason Partners Funds

strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners fund complex if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners fund complex also includes certain Western Asset funds

Legg Mason Partners California Municipals Fund	45

and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be

46	Legg Mason Partners Funds

harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners California Municipals Fund	47

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California Municipal Securities will also be exempt from California state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

48	Legg Mason Partners Funds

TRANSACTION	FEDERAL TAX STATUS	CALIFORNIA TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long term only if shares owned more than one year
Exempt-interest dividends	Exempt from federal income tax	Exempt from personal income taxes if from interest on California Municipal Securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners California Municipals Fund	49

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market

50	Legg Mason Partners Funds

price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners California Municipals Fund	51

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No information is shown for Class FI because no Class FI shares were outstanding for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007, is that of the fund’s predecessor.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED
CLASS A SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.60	$16.32	$16.52	$16.92	$16.76
Income (loss) from operations:
Net investment income	0.72	0.73	0.71	0.72	0.75
Net realized and unrealized gain (loss)	(0.86)	0.27	(0.21)	(0.39)	0.15
Total income (loss) from operations	(0.14)	1.00	0.50	0.33	0.90
Less distributions from:
Net investment income	(0.72)	(0.72)	(0.70)	(0.73)	(0.74)
Total distributions	(0.72)	(0.72)	(0.70)	(0.73)	(0.74)
NET ASSET VALUE, END OF YEAR	$15.74	$16.60	$16.32	$16.52	$16.92
Total return[5]	(0.94)%	6.27%	3.11%	2.03%	5.48%
NET ASSETS, END OF YEAR (MILLIONS)	$657	$689	$669	$697	$720
Ratios to average net assets:
Gross expenses	0.70%	0.69%[6]	0.70%	0.69%	0.68%
Net expenses	0.68 [7,8,9]	0.69 [6,7]	0.70 [7]	0.69 [7]	0.68
Net investment income	4.39	4.41	4.33	4.35	4.46
Portfolio turnover rate	33%	16%	8%	3%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.68% until July 1, 2008.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

52	Legg Mason Partners Funds

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED
CLASS B SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.58	$16.30	$16.49	$16.90	$16.74
Income (loss) from operations:
Net investment income	0.63	0.64	0.62	0.63	0.66
Net realized and unrealized gain (loss)	(0.86)	0.28	(0.20)	(0.40)	0.15
Total income (loss) from operations	(0.23)	0.92	0.42	0.23	0.81
Less distributions from:
Net investment income	(0.63)	(0.64)	(0.61)	(0.64)	(0.65)
Total distributions	(0.63)	(0.64)	(0.61)	(0.64)	(0.65)
NET ASSET VALUE, END OF YEAR	$15.72	$16.58	$16.30	$16.49	$16.90
Total return[5]	(1.47)%	5.74%	2.63%	1.44%	4.94%
NET ASSETS, END OF YEAR (MILLIONS)	$32	$46	$72	$101	$134
Ratios to average net assets:
Gross expenses	1.23%	1.20%[6]	1.23%	1.22%	1.20%
Net expenses	1.21 [7,8,9]	1.19 [6,7]	1.23 [7]	1.22 [7]	1.20
Net investment income	3.85	3.91	3.79	3.82	3.94
Portfolio turnover rate	33%	16%	8%	3%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.21% until July 1, 2008.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

Legg Mason Partners California Municipals Fund	53

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED
CLASS C SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.56	$16.28	$16.48	$16.88	$16.72
Income (loss) from operations:
Net investment income	0.63	0.63	0.62	0.63	0.65
Net realized and unrealized gain (loss)	(0.87)	0.28	(0.21)	(0.39)	0.15
Total income (loss) from operations	(0.24)	0.91	0.41	0.24	0.80
Less distributions from:
Net investment income	(0.62)	(0.63)	(0.61)	(0.64)	(0.64)
Total distributions	(0.62)	(0.63)	(0.61)	(0.64)	(0.64)
NET ASSET VALUE, END OF YEAR	$15.70	$16.56	$16.28	$16.48	$16.88
Total return[5]	(1.52)%	5.69%	2.54%	1.46%	4.91%
NET ASSETS, END OF YEAR (MILLIONS)	$54	$55	$55	$59	$60
Ratios to average net assets:
Gross expenses	1.25%	1.25%[6]	1.26%	1.26%	1.24%
Net expenses	1.25 [7]	1.24 [6,8]	1.26 [8]	1.25 [8]	1.24
Net investment income	3.82	3.86	3.77	3.79	3.90
Portfolio turnover rate	33%	16%	8%	3%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.23% and 1.22%, respectively.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

54	Legg Mason Partners Funds

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD ENDED FEBRUARY 29
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.61
Income (loss) from operations:
Net investment income	0.70
Net realized and unrealized loss	(0.84)
Total loss from operations	(0.14)
Less distributions from:
Net investment income	(0.73)
Total distributions	(0.73)
NET ASSET VALUE, END OF YEAR	$15.74
Total return[3]	(0.90)%
NET ASSETS, END OF YEAR (MILLIONS)	$3
Ratios to average net assets:
Gross expenses[4]	0.58%
Net expenses[4,5,6,7]	0.54
Net investment income[4]	4.37
Portfolio turnover rate	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 2, 2007 (inception date) to February 29, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.55% until July 1, 2008.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

Legg Mason Partners California Municipals Fund	55

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Partners California Municipals Fund

You may visit the Legg Mason Partners’ web site at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 55 Water Street, New York, New York 10041. Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0209 06/08

PROSPECTUS / JUNE 11, 2008

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

Class I and FI shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Any information in this Prospectus relating to a fund prior to April 16, 2007 refers to the fund’s predecessor.

Investments, risks and performance

Western Asset Emerging Markets Debt Portfolio

Investment objective

The fund seeks to maximize total return.

The fund’s investment objective may be changed without shareholder approval.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle- or low-income.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may invest without limit in higher risk, below-investment grade debt securities. These securities are commonly referred to as “junk bonds.” Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of

2	Legg Mason Partners Funds

these securities to make principal and interest payments. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets at a time when they may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The fund may hold securities of any maturity. The portfolio managers attempt to manage risks presented by changes in interest rates by maintaining the fund’s duration between 2 and 7 years. The duration of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps and interest rate swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	3

securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if there is a default or specified credit event with respect to the bond (or the bonds within the index or basket of securities) which is subject of the credit default swap. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Selection process

The portfolio managers use a “top-down” approach and allocate the fund’s investments among various emerging market countries.

4	Legg Mason Partners Funds

In allocating among different countries, the following are some of the factors the portfolio managers consider:

•	Currency, inflation and interest rate trends

•	Growth rate forecasts

•	Liquidity of markets for that country’s debt

•	Fiscal policies

•	Political outlook

•	Tax environment

The portfolio managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The fund’s subadviser engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	Adverse governmental action or political, economic or market instability affects an emerging market country or region or disrupts its principal financial markets

•	The economies of emerging market countries grow at slower rates than expected or suffer a downturn, recession, rapid inflation or hyperinflation

•	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

•

Foreign securities, particularly securities of emerging market issuers, held by the fund decline in value due to lack of market liquidity or adverse government actions like currency controls or seizure of private businesses or property

•

An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	5

than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality

•	Interest rates rise, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio. This is known as interest rate risk

•

Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer greater potential for losses when interest rates rise

•

Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund’s share price more volatile. This is known as extension risk

•

The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk

•

The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or sector, country or region or about interest rates proves incorrect

•

Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same

6	Legg Mason Partners Funds

types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets

•

Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation (or issuers of securities within the index or basket of securities) and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements

High yield securities are speculative and, compared to investment grade securities, tend to have:

•

More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically

•	Greater risk of loss due to default or declining credit quality

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments

•	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in a particular issuer, the fund will be more susceptible to negative events affecting that issuer.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	7

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary fee waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The performance information shown includes that of the fund’s predecessor. No performance information is shown for Class FI shares because no Class FI shares were outstanding prior to the date of this Prospectus. The returns for Class FI shares would differ from those of Class I shares to the extent that class bears different expenses. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS I SHARES[1]

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 17.93% in 4th quarter 1998; Lowest: (28.91)% in 3rd quarter 1998.

Year to Date: (0.21)% through March 31, 2008

8	Legg Mason Partners Funds

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2007)
	1 YEAR	5 YEARS	10 YEARS
Class I1
Return before taxes	7.65%	14.72%	11.64%
Return after taxes on distributions[2]	5.21%	9.01%	6.62%
Return after taxes on distributions and sale of fund shares[2]	5.29%	9.69%	7.04%
JP Morgan Emerging Markets Bond Index Global[3]	6.28%	12.67%	10.09%

[1]	As of June 11, 2008, the existing shares of the fund were redesignated as Class I shares.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After tax returns shown above are for Class I shares only. After tax returns for Class FI shares will vary.

[3]

The JP Morgan Emerging Markets Bond Index Global is a broad-based unmanaged index of emerging market bonds. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you will pay if you invest in fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS I1	CLASS FI
Maximum sales charge (load) imposed on purchases	None	None
Maximum contingent deferred sales charge (load) on redemptions	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS I1	CLASS FI
Management fee	0.75%	0.75%
Distribution and service (12b-1) fee	None	0.25%
Other expenses[2]	0.59%	0.74%
Total annual fund operating expenses+	1.34%	1.74%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	9

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•	You redeem your shares at the end of the period

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class I1 (with or without redemption)	$136	$424	$734	$1,612
Class FI (with or without redemption)	$177	$549	$945	$2,053

+	Because of voluntary waivers and/or reimbursements, actual total operating expenses of Class I shares and Class FI shares are not expected to exceed 0.75% and 1.00%, respectively (the “expense caps”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be modified or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the applicable expense cap. The board has been apprised of the expense cap and recapture arrangement.

[1]	As of June 11, 2008, the existing shares of the fund were redesignated Class I shares.

[2]

For Class FI shares, “Other expenses” have been estimated based on expenses incurred by Class I shares, because no Class FI shares were outstanding for the fiscal year ended February 29, 2008. With respect to Class I and FI Shares, the fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of affected share classes may increase over time. The recordkeeping fee for Class I is newly adopted and is not reflected in the “Other expenses” shown in the table above.

10	Legg Mason Partners Funds

Investments, risks and performance

Western Asset Global High Yield Bond Portfolio

Investment objective

The fund seeks to maximize total return.

The fund’s investment objective may be changed without shareholder approval.

Principal investment strategies

Key investments

The fund invests primarily in high yield fixed-income securities, including bonds, bills, debentures, notes, bank debt obligations, mortgage- and asset-backed securities, equipment trust certificates, commercial paper, preferred stock, loan participations, assignments and other obligations of U.S. and foreign issuers. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund may invest up to 20% of its assets in equity and equity-related securities. Under normal circumstances, the fund expects to, but is not required to, invest in securities of issuers located in the United States and in approximately 7 to 15 foreign countries.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund invests primarily in fixed-income securities rated below investment grade by a recognized rating agency, or if unrated, of equivalent quality as determined by the fund’s subadvisers. These securities are commonly referred to as “junk bonds.” Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. Upon the occurrence of certain

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	11

triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets at a time when they may be difficult to sell or can be sold only at a loss.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the lowest rating category received from an agency.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. The duration of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps and interest rate swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

12	Legg Mason Partners Funds

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if there is a default or specified credit event with respect to the bond (or the bonds within the index or basket of securities) which is subject of the credit default swap. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	13

Selection process

Individual security selection is driven by the portfolio managers’ economic view, industry outlook and rigorous credit analysis. The portfolio managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The portfolio managers allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the subadvisers use fundamental analysis and consider the following factors:

•	The strength of the issuer’s financial resources

•	The issuer’s sensitivity to economic conditions and trends

•	The issuer’s operating history

•	Experience and track record of the issuer’s management

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•

An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality

•	Interest rates rise, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio. This is known as interest rate risk

•

Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less

14	Legg Mason Partners Funds

potential for gains when interest rates decline, and may offer greater potential for losses when interest rates rise

•

Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund’s share price more volatile. This is known as extension risk

•

The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk

•	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

•

The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or sector, country or region or about interest rates proves incorrect

•

Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets

•

Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation (or issuers of securities within the index or basket of securities) and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	15

disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements

High yield securities are speculative and, compared to investment grade securities, tend to have:

•

More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically

•	Greater risk of loss due to default or declining credit quality

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments

•	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

•

Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable

•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading

16	Legg Mason Partners Funds

•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession

•	Economic, political and social developments may significantly disrupt the financial markets and interfere with the fund’s ability to enforce its rights against foreign government issuers

•	Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers

An emerging market country includes any country, which, at the time of investment, is represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle- or low-income.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated to do so.

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary fee waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The performance information shown includes that of the fund’s predecessor. No performance information is shown for Class FI shares because no Class FI shares were outstanding prior to the date of this Prospectus. The returns for Class FI shares would differ from those of Class I shares to the extent that class bears different expenses. The fund’s

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	17

past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS I SHARES[1]

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 8.66% in 2nd quarter 2003; Lowest: (6.36)% in 3rd quarter 1998.

Year to Date: (4.87)% through March 31, 2008

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2007)
	1 YEAR	5 YEARS	10 YEARS
Class I1
Return before taxes	(0.92)%	9.51%	5.22%
Return after taxes on distributions[2]	(3.73)%	6.54%	1.79%
Return after taxes on distribution and sale of fund shares[2]	(0.58)%	6.47%	2.25%
Lehman Brothers Global High Yield Index (Hedged)[3]	1.97%	11.85%	n/a

[1]	As of June 11, 2008, the existing shares of the fund were redesignated as Class I shares.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After tax returns are shown for Class I shares only. After tax returns for Class FI will vary.

[3]

The Lehman Brothers Global High Yield Index (Hedged) provides a broad-based measure of global high yield fixed-income markets, representing the union of the U.S. High Yield Index, Pan-European High Yield Index, U.S. Emerging Markets High Yield Index, CMBS High Yield and Pan-European Emerging Markets High Yield Index. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

18	Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS I1	CLASS FI
Maximum sales charge (load) on purchases	None	None
Maximum contingent deferred sales charge (load) on redemptions	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS I1	CLASS FI
Management fees	0.55%	0.55%
Distribution and service (12b-1) fee	None	0.25%
Other expenses[2]	0.54%	0.69%
Total annual fund operating expenses+	1.09%	1.49%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•	You redeem your shares at the end of the period

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	19

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class I1	$111	$346	$601	$1,329
Class FI	$152	$471	$813	$1,779

+	Because of voluntary waivers and/or reimbursements, actual total operating expenses of Class I shares and Class FI shares are not expected to exceed 0.70% and 0.95%, respectively (the “expense caps”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be modified or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the applicable expense cap. The board has been apprised of the expense cap and recapture arrangement.

[1]	As of June 11, 2008, the existing shares of the fund were redesignated Class I shares.

[2]

For Class FI shares, “Other expenses” have been estimated based on expenses incurred by Class I shares, because no Class FI shares were outstanding for the fiscal year ended February 29, 2008. With respect to Class I and FI Shares, the fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of affected share classes may increase over time. The recordkeeping fee for Class I is newly adopted and is not reflected in the “Other expenses” shown in the table above.

20	Legg Mason Partners Funds

More on the funds’ investments

Each fund’s investment objective and its principal investment strategies are described under the section entitled “Investment, risks and performance” above. This section provides further information about the investment strategies that may be used by the funds.

Equity securities

Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio may invest assets in common stocks, convertible securities, warrants or other equity securities. Each fund holds these equity securities generally, but not solely, as a result of buying fixed-income securities with an attached equity component. Equity securities provide opportunities for appreciation but expose the funds to the risk of stock market downturns and adverse events affecting particular companies that may depress the price of their common stock.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed-income securities, and holders of any senior equity securities are paid.

Securities of foreign issuers

Each fund may invest in the securities of foreign issuers. In some foreign countries, there is less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Some foreign countries in which the fund invests, particularly emerging market countries, have markets that are smaller, less liquid and more volatile than markets in the U.S. Currency fluctuations could erase investment gains or add to investment losses. These risks and other risks of investing in securities of foreign issuers, such as political and economic instability and negative government actions, are not ordinarily associated with investments in securities of U.S. issuers and are greater in the case of less developed countries.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	21

Sovereign government and supranational debt

Each fund may invest in all types of fixed-income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

•	Fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries

•	Fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between emerging market governments and financial institutions

•

Fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation, and a fund may be unable to enforce its rights against the issuers.

Since Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the funds’ assets. To the extent a fund invests in U.S. dollar denominated securities of foreign issuers located in emerging market countries, the risks associated with investments in foreign issuers will generally be more pronounced. This is because political or economic instability, lack

22	Legg Mason Partners Funds

of market liquidity, and negative government actions, such as currency controls or seizure of private businesses or property, is more likely to occur in emerging market countries.

Structured instruments

Each fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Repurchase agreements

Each fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

Portfolio turnover

Each of the funds may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund’s performance. The “Financial highlights” section of this Prospectus shows each fund’s historical portfolio turnover rate.

Defensive investing

Each of the funds may depart from its principal investment strategies in response to adverse market, economic or political

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	23

conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

Each of the funds may use other strategies and invest in other securities that are described, along with their risks, in the funds’ Statement of Additional Information (the “SAI”). However, the funds might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment objective.

Investment limitations

Each fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

24	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of March 31, 2008, LMPFA’s total assets under management were approximately $194 billion.

Western Asset Management Company (“Western Asset”) and, with respect to Western Asset Global High Yield Bond Portfolio, Western Asset Management Company Limited (“Western Asset Limited”) provide day-to-day portfolio management as subadvisers. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2008, Western Asset’s total assets under management were approximately $455 billion, and Western Asset Limited’s total assets under management were approximately $97 billion.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $950 billion.

Portfolio managers

Western Asset Emerging Markets Debt Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Matthew C. Duda, Detlev Schlichter, and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	25

Messrs. Leech, Walsh, Duda and Gardner have been employed by Western Asset and Mr. Schlichter has been employed by Western Asset Limited for at least the past five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director and head of High Yield Trading at BlackRock Financial Management from 1998 to 2003.

Western Asset Global High Yield Bond Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, and Detlev Schlichter. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

Messrs. Leech, Walsh and Gardner have been employed by Western Asset and Mr. Schlichter has been employed by Western Asset Limited for at least the past five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director and head of High Yield Trading at BlackRock Financial Management from 1998 to 2003.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended February 29, 2008, Western Asset Global High Yield Bond Portfolio and Western Asset Emerging Markets Debt Portfolio each paid management fees, after waivers and reimbursements, of 0.16% of the fund’s average daily net assets for management services.

26	Legg Mason Partners Funds

A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreement(s) is available in the fund’s Annual Report for the fiscal year ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s distributor.

Each fund has adopted a shareholder services and distribution plan for its Class FI shares. Each plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class FI shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the Fee table contained in this Prospectus. The recipients of these payments may include a fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	27

payments under the shareholder services and distribution plan, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets invested in the fund and more fees on those assets.

28	Legg Mason Partners Funds

Investment minimums

Initial and additional investment minimums1 for each fund are:

	CLASS I2	CLASS FI
Clients of Eligible Financial Intermediaries	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None
Institutional Investors	1 million3/None	n/a

[1]

Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	As of June 11, 2008, the existing shares of each fund were redesignated Class I shares.

[3]

The initial investment minimum for Western Asset Global High Yield Bond Portfolio may be waived if the fund’s distributor determines that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would be in the best interest of the fund.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	29

Comparing the funds’ classes

The following table compares key features of the funds’ classes. Please contact your Service Agent regarding the availability of Class FI shares.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE
Class I1

• No initial or contingent deferred sales charge

• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries, eligible Retirement Plans and other eligible investors

• Generally lower expenses than Class FI

		None	None	None	Class I shares of the other fund
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of the other fund

[1]	As of June 11, 2008, the existing shares of each fund were redesignated Class I shares.

30	Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of either fund can invest in Class I shares or Class FI shares.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of a fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class I shares or Class FI shares of either fund. “Clients of Eligible Financial Intermediaries” are investors who invest in a fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	31

programs. LMIS may pay financial intermediaries selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I shares

On June 11, 2008, the existing shares of each fund were redesignated Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, certain retirement plan programs and other investors as authorized by LMIS.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from a fund’s share class eligibility standards. Neither fund is responsible for, or has any control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class I and Class FI shares, each fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of these share classes may increase.

32	Legg Mason Partners Funds

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

Effective January 1, 2008, neither fund generally will permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with a fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with a fund.

Through the fund

Investors should write to the funds at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

• Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

• Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

• For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize the transfer agent to transfer funds automatically from (i) a regular bank account or (ii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable investment minimums (see “Investment minimums”)

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	33

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, the transfer agent may charge you a fee

For more information, please contact Legg Mason Partners Shareholder Services or consult the SAI.

34	Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
Exchange privilege

You should contact Legg Mason Partners Shareholder Services to exchange shares of either Western Asset Emerging Markets Debt Portfolio or Western Asset Global High Yield Bond Portfolio into shares of the other fund. An exchange is a taxable transaction.

• You may exchange shares of Western Asset Emerging Markets Debt Portfolio or Western Asset Global High Yield Bond Portfolio only for shares of the same class of the other fund

• You must meet the minimum investment amount of the other fund

• It is possible that the other fund may not be offered in your state of residence. Contact the transfer agent for further information

• Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

By telephone

You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (the “NYSE”) is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

You may make telephone exchanges only between accounts that have identical registrations.

By mail	Write to the funds at the address on the following page.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	35

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares.

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• A predetermined dollar amount that meets at least the applicable investment minimum for Systematic Investment Plans per exchange is required (see “Investment minimums”)

For more information, please contact Legg Mason Partners Shareholder Service or consult the SAI.

36	Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Your redemption proceeds will normally be sent within 3 business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

Unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record. Your redemption proceeds can be sent by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

By mail

For accounts held directly at the funds, send written requests to the funds at:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

• The name of the fund, the class of shares to be redeemed and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	37

By telephone	You may be eligible to redeem shares in amounts up to $50,000 per day through the funds. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).
Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of a fund with a value of at least $10,000 ($5,000 for retirement accounts) and each automatic redemption must be at least $50.

The following condition applies:

• All dividends and distributions must be reinvested

For more information, please contact Legg Mason Partners Shareholder Services or consult the SAI.

38	Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The funds’ transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has a right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	39

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If your account falls below $10,000 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $10,000 after 30 days, the fund may close your account and send you the redemption proceeds.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact Legg Mason Partners Shareholder Services or consult the SAI.

Share certificates

The funds do not issue share certificates.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from

40	Legg Mason Partners Funds

the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners fund complex and their long-term shareholders, the Board of the funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners fund complex if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things,

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	41

the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners fund complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

42	Legg Mason Partners Funds

The funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The funds have also adopted policies and procedures to prevent the selective release of information about fund portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	43

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. A fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the funds’ securities for the purposes of determining a fund’s net asset value. The valuation of the securities of each fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to the manager.

Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of a fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If

44	Legg Mason Partners Funds

vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the funds invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — the funds may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. A fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such fund prices its shares. A fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its net asset value.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	45

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

FUND	INCOME DIVIDEND DISTRIBUTIONS	CAPITAL GAIN DISTRIBUTIONS	DISTRIBUTIONS MOSTLY FROM
Western Asset Emerging Markets Debt Portfolio	Annually	Annually	Income
Western Asset Global High Yield Bond Portfolio	Annually	Annually	Income

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gain dividends and ordinary income dividends (which include short-term capital gains) are reinvested in additional fund shares. Alternatively, you can instruct Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary distributions (including distributions of net short-term capital gain)	Ordinary income

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	47

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The funds do not expect a significant portion of their distributions to be treated as qualified dividend income, which is taxed at reduced rates.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

48	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. No information is presented for Class FI shares because no Class FI shares were outstanding for the periods presented. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from each fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to February 28, 2005 in the following tables were audited by another independent registered public accounting firm. The financial information shown below for the periods prior to April 16, 2007 is that of each fund’s predecessor. As of June 11, 2008, the existing shares of each fund were redesignated Class I shares.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	49

Western Assets Emerging Markets Debt Portfolio

FOR A CLASS I SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED
	2008[1,2]	2007[1,3]	2006[3]	2005[1,3]	2004[1,3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$4.94	$6.39	$6.58	$6.27	$6.61
Income from operations:
Net investment income	0.32	0.35	0.42	0.45	0.56
Net realized and unrealized gain	0.02	0.03	0.51	0.47	1.02
Total income from operations	0.34	0.38	0.93	0.92	1.58
Less distributions from:
Net investment income	(0.30)	(0.64)	(0.48)	(0.36)	(0.75)
Net realized gains	(0.08)	(1.19)	(0.64)	(0.25)	(1.17)
Total distributions	(0.38)	(1.83)	(1.12)	(0.61)	(1.92)
NET ASSET VALUE, END OF YEAR	$4.90	$4.94	$6.39	$6.58	$6.27
Total return[5]	6.99%	6.45%	14.95%	14.89%	24.92%
NET ASSETS, END OF YEAR (000s)	$29,124	$19,652	$93,630	$72,788	$40,829
Ratios to average net assets:
Gross expenses	1.34%	1.33%[6]	1.01%	1.04%	1.13%
Net expenses[7,8]	0.75 [9]	0.76 [6]	0.75	0.75	0.75
Net investment income	6.38	5.77	6.27	6.95	8.07
Portfolio turnover rate	71%	100%	104%	157%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 0.74%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.75%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

50	Legg Mason Partners Funds

Western Asset Global High Yield Bond Portfolio

FOR A CLASS I SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED
	2008[1,2]	2007[1,3]	2006[1,3]	2005[1,3]	2004[1,3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$7.13	$6.97	$7.18	$6.95	$6.21
Income (loss) from operations:
Net investment income	0.57	0.50	0.51	0.53	0.57
Net realized and unrealized gain (loss)	(1.07)	0.25	(0.26)	0.23	0.85
Total income (loss) from operations	(0.50)	0.75	0.25	0.76	1.42
Less distributions from:
Net investment income	(0.56)	(0.59)	(0.46)	(0.53)	(0.68)
Total distributions	(0.56)	(0.59)	(0.46)	(0.53)	(0.68)
NET ASSET VALUE, END OF YEAR	$6.07	$7.13	$6.97	$7.18	$6.95
Total return[5]	(7.42)%	11.11%	3.68%	10.95%	23.37%
NET ASSETS, END OF YEAR (000s)	$45,774	$46,016	$195,384	$143,430	$119,322
Ratios to average net assets:
Gross expenses	1.09%	0.77%[6]	0.72%	0.72%	0.79%
Net expenses[7,8]	0.70 [9]	0.62 [6]	0.55	0.55	0.55
Net investment income	8.40	7.09	7.15	7.52	8.38
Portfolio turnover rate	72%	126%	28%	39%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.61%, respectively.

[7]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.70%. Prior to October 2, 2006, the expense limitation was 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

Western Asset Emerging Markets Debt Portfolio/Western Asset Global High Yield Bond Portfolio	51

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not a part of the Prospectus]

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

You may look at the fund’s website at www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about each fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In each fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this combined Prospectus.

You can make inquiries about a fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 1-800-451-2010 or by writing to the funds at 55 Water Street, New York, New York 10041.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act

file no. 811-04027)

WAS 04027 06/08

June 11, 2008

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND

55 Water Street

New York, New York 10041

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectuses of Legg Mason Partners Managed Municipals Fund (“Managed Municipals Fund”) and Legg Mason Partners California Municipals Fund (“California Municipals Fund”) (collectively, the “funds”, and each a “fund”), each dated June 11, 2008, and each as amended or supplemented from time to time (each a “prospectus”), and is incorporated by reference in its entirety into each prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with substantially the same name, effective April 16, 2007. Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of each fund’s predecessor.

Additional information about each fund’s investments is available in the fund’s annual report to shareholders. These reports contain financial statements that are incorporated herein by reference. A prospectus and copies of the report may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with the fund’s distributor (“Service Agent”), or by writing or calling a fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

Investment Objective

The Managed Municipals Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The California Municipals Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Managed Municipals Fund

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the subadviser (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the subadviser.

Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the issuer of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category received from an agency. Credit rating criteria are applied at the time a fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

2

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

California Municipals Fund

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in California municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California state personal income taxes. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income tax and from California personal income taxes. The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the subadviser (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the subadviser.

Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

3

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the issuer of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category received from an agency. Credit rating criteria are applied at the time a fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or

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requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to each fund. Western Asset Management Company (“Western Asset”) serves as the subadviser to each fund.

Diversified Classification

The Managed Municipals Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

The California Municipals Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. The fund’s assumption of large positions in the obligations of a small number of issuers may cause the fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

Each of the Managed Municipals Fund and the California Municipals Fund intends to conduct its operations, so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve each fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify, each fund must diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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Use of Ratings as Investment Criteria

In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) and other nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities.

These ratings will be used by each fund as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, as well as general economic trends. The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises. To the extent each fund invests in lower-rated and comparable unrated securities, the fund’s achievement of its investment objective may be more dependent on the subadviser’s credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix A contains further information concerning the ratings of Moody’s and S&P and their significance.

Subsequent to its purchase by a fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the subadviser will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, or their rating systems or because of a corporate restructuring of Moody’s, S&P or any other NRSRO, each fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Each fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody’s or BBB, SP-2 or A-1 by S&P, or having the equivalent rating by another NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade quality if deemed by the subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody’s or BBB or better by S&P. The balance of each fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or having the equivalent rating by another NRSRO, or deemed by the subadviser to be comparable unrated securities, which are sometimes referred to as “junk bonds.” Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. It should be emphasized that ratings are relative and subjective and are not absolute standards of quality.

High Yield Securities

Low-rated and comparable unrated securities (commonly known as “high yield” securities or “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. Any recession or other deterioration in economic conditions, for example, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain

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additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, a fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Securities. For purposes of this SAI, “Municipal Securities” shall collectively refer to intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or multi-state agencies or authorities. Municipal Securities include long-term obligations, often called municipal bonds, as well as short-term notes, participation certificates, municipal leases, custodial receipts and tax-exempt commercial paper.

Municipal Bonds. Municipal bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” or “specific obligation” bonds, which include “industrial revenue bonds” and “private activity bonds.” General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of interest and the repayment of principal, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue or specific obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source, such as from the users of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of S&P, Fitch or Moody’s of tax-exempt securities are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P, Fitch or Moody’s, as the case may be, at the time of issuance of the rating, of the economic viability of the issuer or the special revenue source with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. The rating agencies undertake no obligation to update their ratings of securities. See Appendix A.

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Each fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

Each fund may purchase inverse floating obligations and residual interest bonds which represent interests in tax-exempt securities and which pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. An investment in inverse floaters or residual interest bonds may involve greater risk than an investment in a fixed-rate municipal bond. Because changes in the interest rate on the other securities or index inversely affect the residual interest paid, the value of an inverse floater or residual interest bond is generally more volatile than that of a fixed-rate municipal bond.

Each fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent the fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Bonds are a component of the “adjusted current earnings” adjustment item for purposes of the federal corporate AMT.

The yield on municipal bonds is dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue.

Municipal bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal bonds may be materially affected.

Municipal Leases. Each fund may invest in debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. These investments shall be referred to as investments in “municipal leases.” Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of each fund’s assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating

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funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

Each fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Participation Certificates. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

Custodial Receipts and Certificates. Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Other Debt Obligations. The funds may invest in a variety of debt and fixed-income securities. These securities share three principal risks: First, the level of interest income generated by a fund’s fixed-income investments may decline due to a decrease in market interest rates. Thus, when fixed-income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed-income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a fund’s net asset value. In addition, certain fixed-income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

The funds may invest in debt obligations that may have various types of payment and reset terms or features, such as adjustable rate debt securities, zero coupon securities, pay-in-kind securities, deferred interest securities, debt securities with auction rate features and inverse floating obligations.

Adjustable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a

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discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

Pay-in-kind securities pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Forward Commitments and When-Issued Securities. Each fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a fund’s forward commitment purchases could cause its net asset value to be more volatile.

Each fund may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a fund does not participate in gains or

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losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Collateralized Debt Obligations. The funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

Derivative Instruments—Options, Futures and Other Strategies

General. Each fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

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In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. Each fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same

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way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. Each fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Each fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For

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example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that each fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. A fund may purchase or write both exchange-traded and OTC options.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could

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cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes

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the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of a fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of a fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.

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However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s

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portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, a fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions. A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. Each fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price

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of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

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Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each fund as broadly as possible. Statements concerning what a fund may do are not intended to limit other any activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the prospectus.

Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody’s began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

Although each fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager’s ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds that are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts in such respects as interest rate levels, maturities

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and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Other California Municipals Fund Investments. When the California Municipals Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the California Municipal Fund’s custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged.

Options on Financial Futures Contracts. The California Municipals Fund may purchase put and call options on futures contracts that are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The California Municipals Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

To attempt to hedge against adverse movements in exchange rates between currencies, the California Municipals Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The California Municipals Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the California Municipals Fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the California Municipals Fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the California Municipals Fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the California Municipals Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the California Municipals Fund are denominated (“cross hedging”). The California Municipals Fund will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the California Municipals Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the California Municipals Fund’s commitments with respect to such contracts.

Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the California Municipals Fund.

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There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the California Municipals Fund’s purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager’s expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the California Municipals Fund’s portfolio securities.

The California Municipals Fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The California Municipals Fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Restricted and Illiquid Securities. Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

Preferred Stocks and Equity Securities. The funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the funds may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Repurchase Agreements. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), each fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or

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more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Commercial Paper and Other Short-Term Investments. Each fund may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The funds may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The funds may or may not regard such securities as illiquid, depending on the circumstances of each case. A fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions.

Temporary Investments. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other Investments. In addition to the foregoing, a fund may invest in instruments that exist or that may develop in the future if the manager or subadviser, as applicable, believes such instruments to be commensurate with appropriate risk assumption and pursuit of the fund’s objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s Board of Trustees (the “Board”) has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor, or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional) or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

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The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed-income), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with Legg Mason’s legal department, as necessary. Exceptions to the policies are reported annually to a fund’s Board.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on their website: http://www.leggmason.com/individualinvestors.

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Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None

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Recipient	Frequency	Delay before dissemination
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For money market funds, the frequency of release of information to this recipient may be weekly and there may be no delay in the release of information.

INVESTMENT POLICIES

Each of the funds has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without a vote of a majority of the applicable fund’s outstanding shares, which, as defined under the 1940 Act, means the lesser of (a) 67% of the voting power of the fund present at a meeting at which more than 50% of the voting power is present or represented by proxy or (b) more than 50% of the fund’s voting power of the fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease resulting from a change in values or net assets will not constitute a violation of the restriction. The Board may change the non-fundamental restrictions at any time.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

1.	The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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7.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

8.	The Managed Municipals Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. The Managed Municipals Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Managed Municipals Fund’s assets to be invested in municipal securities.

The California Municipals Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in California Municipal Securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California personal income taxes. The California Municipals Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the California Municipals Fund’s assets to be invested in municipal securities.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities maybe considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not

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to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the funds, the funds may not:

1.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3.	Invest in companies for the purpose of exercising control.

4.	Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Bonds.

5.	Purchase or sell oil and gas interests.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all

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tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Private activity bonds described in clause (1) of the preceding sentence (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

California Taxation (California Municipals Fund). As long as the California Municipals Fund continues to qualify as a regulated investment company under the Code, the California Municipals Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. Dividends paid by the California Municipals Fund to individual shareholders attributable to interest on California Municipal Securities are exempt from California personal income tax. In order for the California Municipals Fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of California Municipal Securities at the close of each quarter of its fiscal year. For purposes of California personal income tax, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the tax base for the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Municipals Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate or franchise taxes.

Risk of Concentration In a Single State (California Municipals Fund). The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the California Municipals Fund versus the safety that comes with a less geographically concentrated investment portfolio and compare yields available in portfolios of California’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the California Municipals Fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of California issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which California Municipals Fund assets may be invested.

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However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the California Municipals Fund, the minimum rating(s). See Appendix A (“Bond and Notes Ratings”) for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Municipal securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (the “IRS”) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the Trustees would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any

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governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental

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requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt services on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the

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agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The manager cannot predict what effect conditions may have on revenues, which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

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Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Risks Relating to Investments in California Municipal Securities and Other Municipal Obligations

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and do not purport to be complete. Neither the funds nor the manager has undertaken to verify independently such information and neither the funds nor the manager assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the funds are permitted to invest and, in particular, do not provide specific information on the issuers or types of municipal securities in which the funds invest or the private business entities whose obligations support the payments on AMT-Subject bonds, which may include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the funds may invest. The risk factors concerning a particular state or its political subdivisions discussed herein will not be relevant to all securities in which the funds may invest, and the creditworthiness of any particular issuer of securities may be unrelated to that of other issuers of securities in which the funds may invest. Additionally, although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the funds or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

California Risk Factors. The following is a brief summary of certain factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence California’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect California unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Economic growth in California slowed considerably in 2007. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth in 2007. Reduced home building, home sales, and auto sales also contributed to a slowdown in taxable sales growth and an increase in unemployment. Monthly reports issued by the California Department of Finance have shown continuing weak economic performance in early 2008, including continued job losses and further weakening of the housing markets.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Municipals Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

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For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The California Municipals Fund is not responsible for the accuracy or timeliness of this information.

Puerto Rico Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the Commonwealth of Puerto Rico credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

Guam Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2007, the population of Guam was estimated to be 173,456.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks such as SARS or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forego some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

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United States Virgin Islands Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In 2006, the population of the U.S. Virgin Islands was estimated at 112,801.

Private sector employment in the U.S. Virgin Islands is primarily based in tourism and related services. In some prior fiscal years, the most recent being 2003, the local government experienced recurring operating deficits in its general fund resulting from structural imbalances, including a large public sector payroll, the nature of a three-island economy and a narrow private sector base. In 2006, approximately 2.58 million visitors arrived in the U.S. Virgin Islands, down from 2.61 in 2005, which was slightly down from the record 2.62 million visitor arrivals recorded in 2004. The hotel occupancy rate and the number of air visitors increased from 2002 through 2005 but decreased slightly in 2006. The number of cruise ship passenger arrivals significantly increased in 2004 from 2003 levels, but slightly decreased in 2005 and 2006 from 2004 levels. One of the world’s largest petroleum refineries is on Saint Croix. The islands are vulnerable to substantial damage from storms and have suffered approximately $3 billion of damages from hurricanes since 1989.

PORTFOLIO MANAGERS

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of February 29, 2008.

Other Accounts Managed by Portfolio Manager

The table below identifies for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided), for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Managed Municipals Fund	Joseph Deane	24 registered investment companies with $18.47 billion in total assets under management	1 other pooled investment vehicle with $9.84 billion in assets under management	21 other accounts with $1.67 billion in total assets under management

Managed Municipals Fund	David Fare	24 registered investment companies with $18.47 billion in total assets under management	1 other pooled investment vehicle with $9.84 billion in assets under management	21 other accounts with $1.67 billion in total assets under management

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Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Managed Municipals Fund	S. Kenneth Leech	116 registered investment companies with $122.87 billion in total assets under management	245 other pooled investment vehicles with $220.78 billion in assets under management	1,061 other accounts with $296.30 billion in total assets under management*

Managed Municipals Fund	Stephen A. Walsh	116 registered investment companies with $122.87 billion in total assets under management	245 other pooled investment vehicles with $220.78 billion in assets under management	1,061 other accounts with $296.30 billion in total assets under management*

Managed Municipals Fund	Robert E. Amodeo	24 registered investment companies with $18.47 billion in total assets under management	1 other pooled investment vehicle with $9.84 billion in assets under management	21 other accounts with $1.67 billion in total assets under management**

California Municipals Fund	Joseph Deane	24 registered investment companies with $20.87 billion in total assets under management	1 other pooled investment vehicle with $9.84 billion in assets under management	21 other accounts with $1.67 billion in total assets under management**

California Municipals Fund	David Fare	24 registered investment companies with $20.87 billion in total assets under management	1 other pooled investment vehicle with $9.84 billion in assets under management	21 other accounts with $1.67 billion in total assets under management**

California Municipals Fund	S. Kenneth Leech	116 registered investment companies with $125.27 billion in total assets under management	245 other pooled investment vehicles with $220.78 billion in assets under management	1,061 other accounts with $296.30 billion in total assets under management*

California Municipals Fund	Stephen A. Walsh	116 registered investment companies with $125.27 billion in total assets under management	245 other pooled investment vehicles with $220.78 billion in assets under management	1,061 other accounts with $296.30 billion in total assets under management*

California Municipals Fund	Robert E. Amodeo	24 registered investment companies with $20.87 billion in total assets under management	1 other pooled investment vehicle with $9.84 billion in assets under management	21 other accounts with $1.67 billion in total assets under management**

*	Includes 93 accounts managed, totaling $31.69 billion, for which advisory fees are based on performance.
**	Includes 1 account managed, totaling $333.27 million, for which advisory fees are based on performance.

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Portfolio Manager Compensation.

Western Asset Management’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

The manager, the subadviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals they employ. For example, the manager and the subadviser each seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to brokers/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of February 29, 2008.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Managed Municipals Fund	Joseph Deane	None
Managed Municipals Fund	David T. Fare	None
Managed Municipals Fund	S. Kenneth Leech	None
Managed Municipals Fund	Stephen A. Walsh	None
Managed Municipals Fund	Robert E. Amodeo	None
California Municipals Fund	Joseph Deane	None
California Municipals Fund	David T. Fare	None
California Municipals Fund	S. Kenneth Leech	None
California Municipals Fund	Stephen A. Walsh	None
California Municipals Fund	Robert E. Amodeo	None

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PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions. Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with brokers or with dealers who may be acting as either agents or principals. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. For the 2006, 2007 and 2008 fiscal years, the funds paid no brokerage commissions.

Pursuant to its sub-advisory agreement, the subadviser is authorized to place orders pursuant to its investment determinations for each fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing each fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds. For the fiscal year ended February 29, 2008, neither fund directed any amounts to brokerage transactions related to research services or paid any brokerage commissions related to research services.

The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The funds’ Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

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As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period from December 1, 2005 through February 29, 2008, neither fund paid any brokerage commissions to LMIS or its affiliates.

As of December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) no longer serves as a distributor of the funds.

As of February 29, 2008, neither fund held securities of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities related activities.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for each fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

For the fiscal years ended February 28, 2007 and February 29, 2008, the portfolio turnover rates for the Managed Municipals Fund were 24% and 32% respectively. For the fiscal years ended February 28, 2007 and February 29, 2008, the portfolio turnover rates for the California Municipals Fund were 16% and 33%, respectively.

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MANAGEMENT

The business affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of each fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTO, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
OFFICERS:

R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management, CFM, and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); formerly Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 300 First Stamford Place, Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Ave New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, Citigroup Asset Management (from 1996-2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee), and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

49

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiating of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of predecessors to the Legg Mason Partners funds. The Board met 20 times during the funds’ last fiscal year. The Audit, Nominating, Performance, and Pricing Committees met four, four, four and ten times, respectively, during each fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Managed Municipals Fund	Dollar Range of Equity Securities in the California Municipals Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000
Mark T. Finn	None	None	Over $100,000
Rainer Greeven	None	None	$10,001-$50,000
Stephen Randolph Gross	None	None	None
Richard E. Hanson, Jr.	None	None	Over $100,000
Diana R. Harrington	None	None	$10,000-$50,000
Susan M. Heilbron	None	None	$10,001-$50,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	Over $100,000
R. Richardson Pettit	None	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	None	Over $100,000

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As of May 15, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of their affiliates their pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Current Board

The current Trustees took office in April 2007. Information as to compensation paid to the Trustees by the fund complex for the calendar year ended December 31, 2007 and by the funds for the fiscal year ended February 29, 2008, is shown in the following table.

	Aggregate Compensation(1) from		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 2/29/08	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/07
Name of Person	California Municipals Fund for Fiscal Year Ended 2/29/08	Managed Municipals Fund for Fiscal Year Ended 2/29/08
Independent Trustees
Elliott J. Berv	$1,021	$4,096	(1)	$506,630
A. Benton Cocanougher	$1,157	$4,653	(1)	$725,864
Jane F. Dasher	$994	$4,678	$0	$202,625
Mark T. Finn	$1,021	$4,096	(1)	$505,579
Rainer Greeven	$985	$3,933	$0	$188,500
Stephen Randolph Gross	$1,091	$4,374	(1)	$529,413
Richard E. Hanson, Jr.	$985	$3,934	$0	$192,775
Diana R. Harrington	$1,090	$4,373	(1)	$556,295
Susan M. Heilbron	$985	$3,934	$0	$190,500
Susan B. Kerley	$1,011	$4,049	(1)	$417,484
Alan G. Merten	$1,032	$4,148	(1)	$604,757
R. Richardson Pettit	$1,030	$4,141	(1)	$620,476

Interested Trustee
R. Jay Gerken(2)	$0	$0	$0	$0

(1)

Pursuant to prior retirement plans, certain Trustees have received in a lump sum (calculated on a net present value basis) an aggregate benefit from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. A portion of these benefit payouts that has been paid is included, on a pro rata basis, in the aggregate compensation paid by each fund shown above. In addition, each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

(2)	Mr. Gerken was not compensated for his service as a Trustee because of his affiliation with the manager.

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Prior Board

Prior to April 2007, the Directors listed below served as the Board of Directors of the funds. The following table shows the compensation paid to each former Director of the funds during the fiscal year ended February 29, 2008 for service as a Director.

	Aggregate Compensation from California Municipals Fund for Fiscal Year Ended 2/29/08(1)	Aggregate Compensation from Managed Municipals Fund for Fiscal Year Ended 2/29/08(1)
Interested Director
R. Jay Gerken(2)	$0	$0

Independent Directors
Dwight B. Crane	$3,430	$11,014
Burt N. Dorsett	$1,881	$6,206
Stephen E. Kaufman	$11,080	$35,455
Cornelius C. Rose Jr.	$10,876	$34,647

(1)

Pursuant to prior retirement plans, the following directors and emeritus directors have received in a lump sum (calculated on a net present value basis) an aggregate benefit from the fund complex as follows: Mr. Martin Brody: $291,047; Mr. Dwight Crane: $444,643; Mr. Elliot Jaffe: $286,616; Mr. Stephen Kaufman: $424,476; and Mr. Cornelius Rose: $286,616. A portion of these benefit payouts is included, on a pro rata basis, in the aggregate compensation paid by each fund shown above. The following directors and emeritus directors are entitled to receive retirement benefits under prior retirement plans as follows: Mr. Herbert Barg: $458,325; Mr. Burt Dorsett: $360,000; and Mr. Joseph McCann: $261,000. In addition, certain funds formerly overseen by these directors and emeritus directors have paid or have agreed to pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed these funds an amount equal to 50% of these benefits.

(2)	Mr. Gerken was not compensated for his services as a Director because of his affiliation with the manager.

As of May 15, 2008, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each fund.

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As of May 15, 2008, to the knowledge of the funds, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record 5% or more of the shares of the following classes:

Fund/Class	Name and Address	Percent of Class
Managed Municipals Fund/Class A	PFPC Brokerage Services Main Office F/B/O Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	5.0876%

Managed Municipals Fund/Class B	PFPC Brokerage Services Main Office F/B/O Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	15.3454%

Managed Municipals Fund/Class C	MLPFS For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East—3rd Floor Jacksonville, FL 32246	12.1444%

Managed Municipals Fund/Class I	Mr. David J. Heerensperger 96 Cascade Key Bellevue, WA 98006-1030	19.5118%

	John A. Carver TTEE Roy J. Carver, Jr. TTEE F/B/O John A. Carver Trust U/A/D 06/01/2007 P.O. Box 99 Rapids City, IL 61278-0099	16.3414%

	Morgan Stanley & Co. Inc. Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	9.8299%

Managed Municipals Fund/Class 1	PFPC Brokerage Services Main Office F/B/O Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	100.0000%

California Municipals Fund/Class B	PFPC Brokerage Services Main Office F/B/O Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	6.4978%

California Municipals Fund/Class I	June R. MacConnell TTEE FBO The June R. MacConnell SURV U/A/D 05/07/1990 620 Sand Hill Road #216E Palo Alto, CA 94304-2608	11.0988%

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Fund/Class	Name and Address	Percent of Class

	Lester Deutsch TTEE FBO Lester Deutsch Trust U/A/D 03/23/1990 2444 Wilshire Blvd., Suite 600 Santa Monica, CA 90403-5814	11.0866%

	Yang Ying Lu TTEE FBO Yang Ying Lu Trust U/A/D 09/26/2001 520 Leeridge Terrace Glendale, CA 91206-2713	9.0051%

	Dorothy J. Bollard TTEE FBO Dorothy J. Bollard SEP PROP U/A/D 08/06/1996 621 Wellesley Drive Claremont, CA 91711-3428	6.6877%

	Daniel J. Modena Elizabeth J. Modena TTEE U/A/D 09/29/2004 FBO 2004 Family Trust 834 Edgewood Road Redwood City, CA 94062-181	5.4448%

	Dr. Michael A. Palmer Keta Paulson TTEE U/A/D 12/22/2003 FBO Palmer/Paulson Family REV 2321 Harrison Avenue Eureka, CA 95501-3216	5.1382%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (the “Management Agreement”) with each fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of March 31, 2008, LMPFA’s total assets under management were approximately $194 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $950.1 billion. LMPFA provides administrative and certain oversight services to each fund.

Under each fund’s Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of

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Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the trust’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each fund’s Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement entered into with the Managed Municipals Fund, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.55%
Next $1 billion	0.50%
Next $1 billion	0.45%
Over $2.5 billion	0.40%

Prior to December 1, 2005, Smith Barney Fund Management LLC (“SBFM”) served as investment advisor and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005, as compensation for investment advisory services, the Managed Municipals Fund paid the manager a fee computed daily and payable monthly at 0.35% of the value of the fund’s average daily net assets up to $500 million; 0.32% on the next $1.0 billion; and 0.29% of the fund’s average daily net assets in excess of $1.5 billion.

Prior to December 1, 2005, as compensation for administrative services rendered to the Managed Municipals Fund, the manager also received a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; 0.18% of the next $1.0 billion; and 0.16% in excess of $1.5 billion.

For its services under the Management Agreement entered into with the California Municipals Fund, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
Over $500 million	0.48%

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Prior to December 1, 2005, SBFM served as investment advisor and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005 as compensation for investment advisory services, the California Municipals Fund paid the manager a fee computed daily and payable monthly at 0.30% of the value of the fund’s average daily net assets.

Prior to December 1, 2005 as compensation for administrative services rendered to the California Municipals Fund, the manager also received a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million and 0.18% in excess of $500 million.

For the periods below, the funds paid investment advisory fees to the manager as follows:

	Fiscal Year
	2006	2007	2008
Managed Municipals Fund	$8,863,856	$12,113,775	$14,748,856
California Municipals Fund	$2,873,467	$3,876,055	$3,859,357

For the fiscal years ended February 28, 2006, February 28, 2007 and February 29, 2008, the manager waived and/or was reimbursed for advisory fees owed by the Managed Municipals Fund in the amounts of $53,031, $210,759 and $563,226, respectively, and advisory fees owed by the California Municipals Fund in the amounts of $17,529, $62,539 and $124,302, respectively.

For the periods below, the funds paid administration fees to the manager as follows:

	Fiscal Year
	2006	2007	2008
Managed Municipals Fund	$3,312,237	N/A	N/A
California Municipals Fund	$1,215,834	N/A	N/A

Subadviser

Western Asset Management Company (“Western Asset”), serves as the subadviser to each of the funds pursuant to a sub-advisory agreement between the manager and Western Asset (each, a “Sub-Advisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason. As of March 31, 2008, Western Asset’s total assets under management were approximately $455.4 billion.

Under each fund’s Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage each fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each fund’s Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to each fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent.

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Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services to a fund, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA with respect to the fund, net of expense waivers and reimbursements. For the fiscal year ended February 29, 2008, the manager paid fees to the subadviser equal to $9,934,488 for its services relating to the Managed Municipals Fund and $2,614,044 for its services relating to the California Municipals Fund.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in each fund’s prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of

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the fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap. The Board has been apprised of the expense cap and recapture arrangement.

Counsel

Bingham McCutchen LLP, One Federal Street, Boston MA 02110, serves as counsel to each of the funds.

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, serves as counsel to the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ended February 28, 2009.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the funds, its manager and subadviser, and the distributor has adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by either fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of each of the funds’, the manager’s, the subadvisor’s and the distributor’s Codes of Ethics is available on the SEC’s website at http://www.sec.gov.

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Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the funds’ sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (the “Distribution Agreement”). LMIS receives no remuneration for its services as distributor.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of a fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Prior to December 1, 2007, CGMI and PFS Investments Inc. (“PFS”) served as co-distributors of each fund along with LMIS. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as each fund’s distributors.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

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Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class 1 shares received by the distributors were as follows:

Class A Shares

For the fiscal year ended February 28 or February 29, as applicable:

	LMIS				CGMI		PFS
	Managed Municipals Fund		California Municipals Fund		Managed Municipals Fund	California Municipals Fund	Managed Municipals Fund	California Municipals Fund
2008	$286,787		$59,930		$873,924	$269,082	$1,106,090	$89,899
2007	$40,628		$18,293		$535,316	$212,423	$1,364,370	$83,343
2006	$0	*	$0	*	$329,569	$167,863	$1,090,764	$55,677

*	For the fiscal period, December 1, 2005 through February 28, 2006.

Class 1 Shares

For the fiscal years ended February 28 or February 29, as applicable:

	LMIS		CGMI	PFS
	Managed Municipals Fund		Managed Municipals Fund	Managed Municipals Fund
2008	N/A		N/A	$14,754
2007	N/A		N/A	N/A
2006	$0	*	$0	$49,827

*	For the fiscal period, December 1, 2005 through February 28, 2006.

Deferred Sales Charge

Class A Shares

For the fiscal years ended February 28 or February 29, as applicable:

	LMIS				CGMI		PFS
	Managed Municipals Fund		California Municipals Fund		Managed Municipals Fund	California Municipals Fund	Managed Municipals Fund	California Municipals Fund
2008	$151,234		$18,250		$0	$0	$7,869	$169
2007	$25,864		$3,000		$0	$212,423	$0	$833
2006	$0	*	$0	*	$4,000	$9,000	$0	$0

*	For the fiscal period, December 1, 2005 through February 28, 2006.

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Class B Shares

For the fiscal years ended February 28 or February 29, as applicable:

	LMIS				CGMI		PFS
	Managed Municipals Fund		California Municipals Fund		Managed Municipals Fund	California Municipals Fund	Managed Municipals Fund	California Municipals Fund
2008	$98,971		$23,097		$0	$0	$87,138	$6,843
2007	$116,631		$57,000		$0	N/A	$0	N/A
2006	$0	*	$0	*	$146,842	$73,741	$85,654	$9,014

*	For the fiscal period, December 1, 2005 through February 28, 2006.

Class C Shares

For the fiscal year ended February 28 or February 29, as applicable:

	LMIS				CGMI
	Managed Municipals Fund		California Municipals Fund		Managed Municipals Fund	California Municipals Fund
2008	$9,382		$1,860		$0	$0
2007	$6,715		$1,000		$0	$0
2006	$0	*	$0	*	$6,375	$2,397

*	For the fiscal period, December 1, 2005 through February 28, 2006.

Services and Distribution Plan for the Managed Municipals Fund and the California Municipals Fund

Each fund has adopted an amended shareholder services and distribution plan (“12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C and Class FI shares. Under its 12b-1 Plan, each fund pays distribution and/or service fees to LMIS. Each 12b-1 plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. The distributor will provide each fund’s Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of Class A, Class B, Class C and Class FI shares of the funds, and to make payments for distribution services, advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The 12b-1 Plan permits each fund to pay fees to the distributor and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses

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are less than fees paid to them, they will realize a profit. Each fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for each fund, the Trustees will review the 12b-1 Plan and the expenses for the fund separately.

The 12b-1 Plan also recognizes that various service providers to each fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor may from time to time use its own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted by applicable law.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of each fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

For the fiscal year ended February 29, 2008, no amounts were paid to LMIS.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Prior to December 1, 2007, each fund paid service and distribution fees to CGMI and PFS pursuant to the 12b-1 Plan. Prior to December 1, 2005, each fund paid service and distribution fees directly to CGMI and PFS Distributors under separate distribution plans with respect to shares sold through CGMI and PFS Distributors.

12b-1 Fees

The following 12b-1 fees were incurred pursuant to the 12b-1 Plan during the fiscal years indicated:

	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/28/2006
Managed Municipals Fund:
Class A	$3,952,603	$2,935,412	$2,926,891
Class B	$1,145,076	$1,286,096	$1,844,062
Class C	$1,691,725	$1,181,334	$1,211,961

California Municipals Fund:
Class A	$1,035,638	$1,011,167	$1,032,368
Class B	$246,208	$375,769	$555,404
Class C	$379,650	$383,293	$401,885

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Distribution expenses incurred by LMIS, CGMI and/or PFS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares are set forth in the following tables.

For the fiscal year ended February 29, 2008, LMIS incurred the following distribution expenses for the funds. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials.

Fund	Marketing Distribution	Printing of Prospectuses	Third Party Distribution	Third Party Service	Financial Consultants	Total
Managed Municipals Fund A	N/A	N/A	$0	$1,626,907	$0	$1,626,907
Managed Municipals Fund B	$37,619	$805	$29,047	$84,657	$302,615	$454,743
Managed Municipals Fund C	$254,109	$3,336	$0	$447,261	$246,183	$950,889
California Municipals Fund A	N/A	N/A	$0	$427,176	$0	$427,176
California Municipals Fund B	$3,486	$85	$2,658	$20,230	$70,567	$97,026
California Municipals Fund C	$34,474	$638	$0	$96,744	$36,438	$168,294

For the fiscal year ended February 29, 2008, CGMI incurred the following distribution expenses for the funds. Distribution expenses included Branch Operating Expenses, compensation of Financial Consultants, printing costs of prospectuses and marketing materials.

Fund	Branch Operating Expenses	Marketing Distribution	Printing of Prospectuses	Third Party Service	Financial Consultants	Total
Managed Municipals Fund A	$1,231,208	N/A	N/A	N/A	$827,474	$2,058,682
Managed Municipals Fund B	$87,141	N/A	N/A	N/A	$57,578	$144,719
Managed Municipals Fund C	$524,199	N/A	N/A	N/A	$359,652	$883,851
California Municipals Fund A	$343,654	N/A	N/A	N/A	$232,906	$576,560
California Municipals Fund B	$19,708	N/A	N/A	N/A	$13,380	$33,088
California Municipals Fund C	$134,146	N/A	N/A	N/A	$93,333	$227,479

For the fiscal year ended February 29, 2008, PFS incurred the following distribution expenses for the fund. Distribution expenses included Branch Operating Expenses, compensation of Financial Consultants, printing costs of prospectuses and marketing materials.

Fund	Branch Operating Expenses	Marketing Distribution	Printing of Prospectuses	Third Party Service	Financial Consultants	Total
Managed Municipals Fund A	$83,320	$1,211	N/A	N/A	$111,154	$195,685
Managed Municipals Fund B	$15,619	$1,047	N/A	N/A	$76,242	$92,908
California Municipals Fund A	$7,177	N/A	N/A	N/A	$8,725	$15,902
California Municipals Fund B	$923	$146	N/A	N/A	$7,712	$8,781

Since Class FI shares are newly offered, the funds did not incur any service or distribution fees with respect to such class during the last three fiscal years, and neither LMIS, CGMI or PFS incurred any distribution expenses for the fiscal year ended February 29, 2008.

Dealer reallowances are described in each fund’s prospectus.

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PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class I or Class FI shares. Effective July 27, 2007, Class 1 shares of Managed Municipals Fund were closed to all new purchases. Investors owning Class 1 shares on that date are permitted to maintain those Class 1 shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the applicable fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day a fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by a fund’s agent prior to its close of business.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers in an amount equal to at least the applicable investment minimum on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from each fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase from each fund.* See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the applicable fund’s prospectus.

*	Effective July 27, 2007, Class 1 shares of Managed Municipals Fund were closed to all new purchases.

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Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class I and Class FI Shares. Class I and Class FI shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) Board Members, (ii) current employees of Legg Mason and its subsidiaries, as well as (iii) by the immediate families of such persons and (iv) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege— Please see each fund’s prospectus for information regarding accumulation privileges.

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Letter of Intent— helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible. This list may change from time to time. Investors should check with their Service Agents to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the Letter of Intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

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Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as

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further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Each fund’s distributor receives contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares on a continuous basis. The public offering price for each class of shares of a fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares of each fund.

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Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the net asset value of a share of each fund as of February 29, 2008.

Managed Municipals Fund
Class A (based on a net asset value of $15.07 and a maximum initial sales charge of 4.25%)	$15.74

California Municipals Fund
Class A (based on a net asset value of $15.74 and a maximum initial sales charge of 4.25%)	$16.44

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or, as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

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Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in a fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the applicable fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

VALUATION OF SHARES

The net asset value per share of a fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see each fund’s prospectus for a description of the procedures used by a fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

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Class A, 1, I and FI Exchanges. Class A, 1, I and FI shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.*

Class B Exchanges. Class B shares of a fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of a fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in each fund’s prospectus.

During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See each fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions. The funds’ policy is to declare exempt-interest dividends daily, and pay them monthly. Dividends from net realized capital gains, if any, will be distributed annually. The funds may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gain net income in order to avoid a federal excise tax liability. If a shareholder does not otherwise

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*	Effective July 27, 2007, Class 1 shares of Managed Municipals Fund were closed to all new purchases and incoming exchanges instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class C shares may be lower than on Class 1, Class A and Class I shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions per share, if any, will be the same across all classes of fund shares (A, B, C, I, FI and Class 1).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

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The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income to the extent derived from the fund’s current and accumulated earnings and profits. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

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In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds do not expect to be eligible to elect to pass through foreign taxes to their shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by a fund. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The funds do not anticipate that they will invest in any PFICs.

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On February 29, 2008, the unused capital loss carryforwards of the funds were approximately $188,106,365 for the Managed Municipals Fund and $23,573,484 for the California Municipals Fund. For federal income tax purposes, these amounts are available to be applied against future realized gains, of the applicable fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

	February 28, 2011	February 29, 2012	February 28, 2013	February 28, 2014
Managed Municipals Fund	$35,411,335	$27,207,752	$92,318,280	$33,168,998
California Municipals Fund	N/A	N/A	$22,155,581	$1,417,903

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the funds upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Dividends of other net investment income and distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the deduction for dividends received by corporations. The funds do not anticipate that any of their dividends paid will so qualify. The funds also do not expect any distributions to be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

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Investors considering buying shares in a fund just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Because the funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by that fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a Subchapter S corporation.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his shares in a fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S.

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federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

California Taxation (applicable to the California Municipals Fund). As long as the fund continues to qualify as a regulated investment company under the Code, the fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. Dividends paid by the fund to individual shareholders attributable to interest on California Municipal Securities are exempt from California personal income tax. In order for the fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of California Municipal Securities at the close of each quarter of its fiscal year. For purposes of California personal income tax, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the tax base for the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate or franchise taxes.

If a shareholder of a fund recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

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The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust. The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the Trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, the funds were redomiciled as series of the Trust. Prior thereto, the funds were series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of the funds as series of Legg Mason Partners Income Funds, each fund was a Maryland corporation. Each fund is an open-end, management investment company.

Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the Trustees) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration.

The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or

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have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. Each fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to each fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and each fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of each fund, as a series of the Trust, represents an interest in each fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires each fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the applicable fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for

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monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead Independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the funds or their shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that each fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

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Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners Managed Municipals Fund and Legg Mason Partners California Municipals Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants filed a motion to discuss the Second Amended Complaint.

On December 3, 2007, the Court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that

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SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

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On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

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On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff was considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

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On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the Independent Trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the Independent Trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the Independent Trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

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The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 29, 2008, Statement of Operations for the year ended February 29, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended February 29, 2008, Financial Highlights for each of the years in the five-year period ended February 29, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this Statement of Additional Information (filed on May 5, 2008, Accession Number 0001193125-08-101817 with respect to the Managed Municipals Fund and on May 2, 2008, Accession Number 0001193125-08-100772 with respect to the California Municipals Fund).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

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Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection

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afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

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Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

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RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

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Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘Withdrawn’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

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APPENDIX B

Western Asset Management Company Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

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(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

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e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

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4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

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IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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APPENDIX C

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and the fund is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any California issuer.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,400 in 2005 to 13,800 in 2006 to 3,400 in 2007. The State’s unemployment rate increased from 4.9 percent in December 2006 to 5.9 percent in December 2007. Since the release of the 2008-09 Governor’s Budget, monthly reports issued by the Department of Finance have shown continuing weak economic performance in early 2008, including continued job losses in the State and further weakening of the housing markets.

The State’s July 1, 2007 population of about 37.8 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 18.0 million residents, and the 11-county San Francisco Bay Area represented 21 percent, with a population of nearly 8.0 million.

In the 2008-09 Governor’s Budget, the Department of Finance projected that the California economy would decelerate in calendar year 2008 before rebounding in calendar year 2009. In addition, it was projected that the State’s unemployment rate would increase in 2008.

The housing downturn continued to slow the national and California economies in 2007. Home building, home sales, and related retail sales all declined in the nation. The slowdown in home building alone reduced national output growth by almost 0.7 percentage point, in 2007. In California, reduced home building, home sales, and auto sales contributed to a slowdown in taxable sales growth and job growth. Three months into 2008, there was little evidence that the housing slump was abating. The problems with subprime mortgages and the related financial market volatility and credit tightening have worsened the housing sector downturn and raised the risk of further deterioration.

Labor markets cooled in the nation in 2007. Job gains averaged 95,000 per month, as compared to 175,000 in 2006. The national unemployment rate trended up from 4.4 percent in March 2007 to 4.8 percent in December.

Energy prices increased in the nation in 2007. The average price for regular-grade gasoline exceeded $3 per gallon in November and December. Prices of light, sweet crude oil exceeded $100 per barrel in early 2008. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.

Consumers pulled back some in December and January and measures of consumer confidence continued to trend lower in the first three months of 2008.

California personal income was 6 percent higher than a year earlier in the first three quarters of 2007. Personal income grew by an estimated 6.5 percent in both 2005 and 2006. The housing slump and higher energy prices, however, slowed taxable sales growth to a greater extent than personal income growth. After growing by 7.4 percent in 2005, taxable sales increased by only 4.2 percent in 2006 and 0.2 percent in the first three quarters of 2007. New vehicle registrations fell 2.3 percent in 2006 and 6.5 percent from a year ago in 2007, likely playing a role in the slowdown in taxable sales growth.

California home building and residential real estate markets continued to slow in 2007. Single-family residential permits were down 37 percent for the year and existing single-family home sales were down 26 percent. In December, the number of existing homes on the market amounted to 14.5 months of sales at the December sales rate. A year earlier, inventories amounted to 5.9 months of sales. The median price of sold existing homes was $475,500 in December, down 16.5 percent from a year ago. The housing sector downturn has been deeper in California than in the nation. For example, existing home sales were down 33 percent in California from a year ago in December 2007, compared to the 22 percent decline in the nation.

The value of private-sector nonresidential building permits issued in 2007 was 6.5 percent higher than the year-ago value, but the value of public works construction was down 5.1 percent.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of Statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2008-09 Governor’s Budget, the Department of Finance projects the Appropriations subject to limitation to be $16.606 billion and $10.667 billion under the Appropriations Limit in fiscal years 2007-08 and 2008-09, respectively.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Funding savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2007-08 and 2008-09.

Before budget-balancing reductions, the 2007-08 Proposition 98 funding is estimated to increase to $55.7 billion. The General Fund share in 2007-08 is $40.7 billion, which is $1.4 billion lower than the level of Proposition 98 appropriations from the General Fund included in the 2007 Budget Act. However, recognizing that a reduction of that magnitude would be very difficult for schools to absorb mid-year, the 2008-09 Governor’s Budget proposes to reduce the 2007-08 Proposition 98 appropriations by $400 million. This results in a Proposition 98 Guarantee of $56.7 billion in 2007-08, of which the General Fund share is $41.7 billion.

In the fiscal emergency special session, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

Before budget-balancing reductions, the Proposition 98 Guarantee for 2008-09 is projected to grow to $59.7 billion. The General Fund share would be the source of $43.6 billion of total Proposition 98 funding. However, as part of the budget-balancing reductions proposed by the Administration, Proposition 98 expenditures from the General Fund are expected to be reduced by 9.2 percent to $39.6 billion. Thus, the Administration proposes to suspend the Proposition 98 Guarantee by $4 billion in 2008-09. This would result in a Proposition 98 Guarantee of $55.6 billion in 2008-09, of which the General Fund share would be $39.6 billion.

The 2008-09 Governor’s Budget reflects General Fund Proposition 98 expenditures in fiscal years 2006-07 through 2008-09. The 2008-09 Governor’s Budget includes a decrease of $96.4 million for declining growth (-0.51 percent), no funding for cost-of-living adjustments (“COLA”), and budget-balancing reductions to all Proposition 98 Programs in 2008-09. The Governor’s Budget also reflects the deferral of Proposition 98 expenditures of $1.303 billion from fiscal years 2006-07 to 2007-08, 2007-08 to 2008-09, and 2008-09 to 2009-10, respectively, for K-14 education.

As a result of previous maintenance factor balances and the suspension of the Proposition 98 Guarantee in 2008-09, the total estimated maintenance factor balance is estimated to be $4.1 billion at the end of fiscal year 2008-09. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.2 billion in 2005-06, were the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid.

The settlement of the CTA lawsuit was ratified by legislation enacted in September 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to

$133.2 million for 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the 2006-07 allocation and $150 million for the 2007-08 allocation. The 2008-09 Governor’s Budget includes $150 million for the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008-09 Governor’s Budget is $950.6 million.

In March 2007 a series of reports, which had been requested by the California P-16 Council (an advisory committee to the Superintendent of Public Education) and the Governor’s Committee on Education Excellence, was released on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for changes in education governance, including reforms and an expectation that schools use resources more effectively, prior to adding the suggested additional funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources; however, the Administration has made no commitment to provide any additional funding.

State Controller’s Office Property Tax Audit

The State Controller’s Office (“SCO”) conducted an audit at the request of the Administration and the Legislature to determine if K-14 schools are receiving and are properly reporting the amount of property tax they should receive under current state laws. The audit was prompted by the fact that property tax revenue growth reported as received by K-14 schools appeared to be less than the K-14 property tax revenue growth reported in the Board of Equalization’s (“BOE”) Annual Reports. The 2007 Budget Act was developed using the BOE’s K-14 property tax revenue data, which would have resulted in approximately $600 million in reduced estimated Proposition 98 expenditures from the General Fund for schools over the two-year period encompassing 2006-07 to 2007-08 compared to the funding level based on the information then coming from schools.

The SCO’s initial audit report indicates the property tax revenue reported by the schools is generally accurate and appears to reflect at least most of the growth reported in the Board of Equalization data, after adjusting for effects of two tax swaps among the state, local government and schools. The 2008-09 Governor’s Budget provides $1.2 billion in additional Proposition 98 expenditures from the General Fund to compensate for the amounts not provided in the 2007 Budget Act, which established higher K-14 property tax revenues in 2006-07 and 2007-08.

The additional funding was provided to ensure compliance with the Proposition 98 Guarantee, based on the best information currently available from schools. The State indicates that, despite this, the Administration does not believe the audit provides complete information regarding the reasons why school property tax revenues are less than the estimates derived using growth in assessed values. The State indicates that, even after accounting for the effects of certain property tax shifts affecting school districts, it appears that property tax revenue growth for K-14 schools was less than that for cities and counties. The State notes that the Administration believes the estimates used for the 2008-09 Governor’s Budget, which were based on the lower amounts reported by schools as of January 2008, significantly reduce downside estimating risk for the state school budget.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of March 1, 2008, the State had outstanding $54,650,612,000 aggregate principal amount of long-term general obligation bonds, of which $42,677,262,000 were payable primarily from the State’s General Fund, and $11,973,350,00 were payable from other revenue sources. As of March 1, 2008, there were unused voter authorizations for the future issuance of $61,423,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. This amount includes $42.7 billion of new general obligation bond authorizations approved by the voters in November 2006. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources.

A $9.95 billion bond measure for high speed rail projects has been placed on the November 2008 general election ballot. The Administration has proposed certain changes to this bond measure, and has also proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2008 and 2010.

Variable Rate General Obligation Bonds

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2008, the State had outstanding $7,172,215,000 principal amount of variable rate general obligation bonds (which includes the State’s Economic Recovery Bonds), representing about 13.1 percent of the State’s total outstanding general obligation bonds as of that date. Of its variable rate portfolio, the State only had $500 million of auction rate securities outstanding, at the start of 2008, which were uninsured. The state redeemed $100 million of these bonds on March 27, 2008, redeemed $200 million on April 10, 2008 and, as of April 10, 2008, expected to redeem $100 million on April 24, 2008. The one remaining series of $100 million does not reset its interest rate until January 2009. The State’s other variable rate bonds are primarily uninsured daily and weekly demand bonds, all backed by letters of credit, or uninsured bonds subject to mandatory tender on specified dates prior to the final maturity of the bond. The State has $474.565 million of variable rate Economic Recovery Bonds insured by Financial Security Assurance.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. (The balance of such funding is done through internal loans from the State’s Pooled Money Investment Account.) The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of April 14, 2008, $1,782,950,000 aggregate principal amount of general obligation commercial paper notes were outstanding, net of notes retired with the proceeds of general obligation bonds issued on March 13, 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “General Obligation Bonds.”

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University or the University of California, under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. The State had $7,585,999,366 General Fund-supported lease-purchase obligations outstanding as of March 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10,739,034,618 authorized and unissued as of March 1, 2008, which includes $7.4 billion of new authorizations approved in 2007 for corrections facilities. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $50,656,593,819 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2007.

Future Issuance Plans

Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt authorized and unissued to about $71.7 billion as of January 1, 2008. In order to address the program needs for these new authorizations, along with those which existed before 2006, the State expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and current projections of program needs, the Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12—primarily as general obligation bonds—will total approximately $12 billion, $15.5 billion, $12.5 billion, and $8.5 billion, respectively. The State Treasurer’s Office estimates issuance of new general obligation and lease-revenue bonds in 2007-08 will be approximately $8.3 billion, of which approximately $4.93 billion has been issued through March 31, 2008. In addition, if the voters or the Legislature approve additional new bond authorizations in 2008 and beyond, the amount of bonds issued may be higher than these estimates.

Based on the current Department of Finance projections of bond issuance, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $51 billion. The annual debt service costs on this amount of debt would peak at around $8.5 billion, compared to about $4.7 billion budgeted in fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described below, nor do they take into account potential benefits from future refunding opportunities).

The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in Economic Recovery Bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the Economic Recovery Bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the Economic Recovery Bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of Economic Recovery Bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued $3.179 billion of Economic Recovery Bonds on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. This represented the last Economic Recovery Bonds which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of Economic Recovery Bonds: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. Funds from these sources have been or are expected to be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.495 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.023 billion).

The 2008-09 Governor’s Budget proposes the suspension of the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, will be available to retire additional Economic Recovery Bonds in 2008-09.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A”).

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

In August 2005, the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which amount was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.

The PMs made this assertion in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. As a result, the tobacco settlement revenues due to the state in April of 2006 were reduced by $50.9 million and in April 2007 by $44 million (which represented receipts from 2005 and 2006 respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006 and 2007 were in excess of the required debt service payments. Therefore, the provision included in the State’s budget for Series 2005A was not invoked. Similarly, the PMs were permitted to withhold the specified amount from their payment due in April 2008 (representing receipts from 2007). As of April 2007, it is likewise anticipated that there will be no impact to the General Fund for the 2007-08 fiscal year as a result of this NPM issue.

The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Flood Litigation Settlement

In 2006, the State settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as “debt” of the State for any legal or constitutional purposes.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

The State issued $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the State’s cash flow requirements during fiscal year 2007-08.

SOURCES OF TAX AND OTHER REVENUE

The 2008-09 Governor’s Budget includes the following major revenue proposals:

•	Reinstate the use tax on vessels, vehicles, and aircraft brought into the State within one year of purchase. This is estimated to result in a revenue gain of $21 million in 2008-09.

•

Legislation to bring personal income tax and corporate tax revenue accruals into conformity with Generally Accepted Accounting Principles, which is expected to result in a one-time increase of revenues in 2008-09 of $2 billion, representing taxes from activity taking place in 2008-09 but which is expected to be paid in a later period.

•

Increased efforts to improve compliance, address growth in audit workload, reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, and improve cash management are estimated to result in revenue gains of $116 million in additional personal income tax and corporation tax revenues, $7 million in interest income, $62 million in sales and use tax, and $4 million in tobacco taxes in 2008-09.

Personal Income Tax

The California personal income tax, which, as of April 2008, accounted for slightly more than one half of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 47.5 percent of the total personal income tax in tax year 2005.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.8 percent and as little as 7.8 percent of General Fund revenues over the past ten years; such receipts totaled 14.9 percent of General Fund revenues and transfers in 2006-07 and are expected to account for 14.4 percent in 2007-08 and 2008-09.

Under California law, interest on municipal bonds issued by the State and by California local government agencies is exempt from State personal income tax, but interest from municipal bonds issued in other states (except to the extent provided by federal law) is subject to State personal income tax. On November 5, 2007, the United States Supreme Court heard the appeal of a case titled Department of Revenue of the State of Kentucky v. Davis (the “Davis case”). A state court in Kentucky had ruled that the Kentucky state income tax law, which, like California income tax law, exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. If the Supreme Court had upheld the lower court decision in the Davis case, and if the State had been required to exempt the interest on all other states’ municipal bonds from State income tax, the State could have faced a refund liability for the tax collected in prior years from taxpayers who reported interest income from out-of-state bonds. The Franchise Tax Board made preliminary estimates that such a change in tax rules would result in a prior year adjustment to 2006-07 of $70 million in refunds. Losses would rise to $410 million in 2007-08 and then fall to a level of about $290 million in 2008-09. For 2009-10 and beyond, losses would be in the neighborhood of $250 million per year. These figures reflect a combination of possible tax refunds and reduced tax revenues. The estimates were based on the assumption that a Supreme Court decision would be made in March 2008. On May 19, 2008, the Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which, as of April 2008, accounted for just over one quarter of General Fund tax revenues, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2008, the breakdown of the base State and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a State General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s Economic Recovery Bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in the prior year that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent Special Sales Tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent Special Sales Tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all Economic Recovery Bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all Economic Recovery Bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues, which, as of April 2008, accounted for about 10 percent of General Fund tax revenues, are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The alternative minimum tax (“AMT”) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies, which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” As of May 2008, the constitutionality of these fees is being challenged in three separate state court actions. Prior to Chapter 381, Statutes of 2007 (“AB 198”), potential refunds were estimated to be as large as $1.3 billion. However, this law limited refunds to only that portion of fees that is ruled to be discriminatory or unfairly apportioned under the California Constitution or the United States Constitution. One of the plaintiffs is also challenging the constitutionality of AB 198. Based on AB 198, the estimate of refunds as of April 2008, should the courts decide against the State, is $155 million, which would be accrued back to the 2007-08 fiscal year. In addition, this law revised the fee calculation prospectively to be based only on California source income rather than worldwide income. As a result, annual LLC fee revenue is expected to be reduced by an estimated $40 million to $50 million annually.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. Revenue losses were approximately $400 million over several fiscal years through 2007-08.

Tax Amnesty Program

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty has been to distort the accounting for General Fund revenues since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that may prove not to have been due at all, as some taxpayers are likely to win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was and is expected to be reduced in fiscal year 2004-05 and subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The Administration estimates the net multi-year General Fund revenue gain from the amnesty program at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $175 million in 2007-08 and $100 million in 2008-09.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 35 percent of all special fund revenues in fiscal year 2006-07. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2006-07, $8.6 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Recent Developments

Since the release of the 2008-09 Governor’s Budget, monthly reports issued by the Department of Finance have disclosed General Fund revenues falling slightly below the forecasts made in the 2008-09 Governor’s Budget, with the weakest performance among the three major tax sources in sales and use tax receipts.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the amount of the increase annually increases in proportion to growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

As part of the State-local agreement, Proposition 1A (“Proposition 1A”) was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is slated to be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.7 billion and $2.9 billion in State resources in fiscal years 2007-08 and 2008-09, respectively, and $499 million in resources from the counties in each fiscal year.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

The revised CalWORKs caseload projections are 452,000 cases in fiscal year 2007-08 and 377,000 cases in 2008-09. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 36 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is expected to be subject to 50 percent work participation level beginning in federal fiscal year (“FFY”) 2007.

As of April 2008, current policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California is expected to fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) would be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008-09 Governor’s Budget increases MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2009-10. Efforts to address improving work participation began during 2006-07, and the State has indicated that it is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. The 2008-09 Governor’s Budget proposes major programmatic changes that place greater emphasis on work participation and reduce reliance upon public assistance with the expectation of significantly improving the ability of the State and counties to meet federal work requirements in the TANF program. Key components of this effort include:

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Implementation of Graduated Full Family Sanctions—This proposal strengthens work requirements and recipient accountability by reducing grants by 50 percent when adults have been sanctioned for not meeting work requirements and have remained in sanction status for an accumulated total of six months. Adults who have been sanctioned for not participating for a second accumulated total of six months will receive a full family sanction. Adults could remedy their sanction at any time by complying with appropriate work activities. Prior to any graduated sanction, counties will contact the adult to ensure that he or she understands the participation requirements and to urge program compliance, as well as connect adults to resources in order to remove barriers to participation. These contacts will consist of a combination of phone calls, letters, and home visits. This graduated full family sanction policy will reduce prolonged noncompliance while providing a reasonable timeframe to achieve compliance during which time benefits are still available.

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Work Incentive Nutritional Supplement—This proposal promotes self-sufficiency through work by providing supplemental food stamp benefits to certain working families. Working families who are receiving food stamps, but not also receiving CalWORKs assistance, would be eligible for this benefit if they work sufficient hours to meet federal TANF work participation requirements. This supplement provides a further bridge to self-sufficiency and better ensures that families who previously received CalWORKs assistance will not fall back into the program. This benefit would be set at a flat amount of $40 per month and each food stamp household may be eligible for one supplemental work incentive benefit per month.

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Continued County Efforts—This proposal continues to support and promote county efforts to increase work participation by implementing county peer reviews, publicizing individual county performance outcomes, and continuing funding for county implementation of strategies to engage CalWORKs recipients early in the program, maintaining full engagement, preventing recipients from becoming sanctioned, and encouraging sanctioned individuals to re-engage in the program.

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Modification of the Safety Net Program—This proposal rewards working families by continuing safety net benefits for families beyond their 60-month time limit if they meet federal work participation requirements. The current safety net program minimizes the incentive for families to become self-sufficient.

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Consistent Child-Only Benefits—This proposal provides cash aid for families receiving child-only benefits that are consistent with other CalWORKs families. Under this proposal, aid to families receiving child-only benefits will be limited to 60 months. These families include parents or caretakers who are undocumented non-citizens, drug felons, or fleeing felons.

The Governor’s proposed reform measures are estimated to provide net savings of $73.7 million to the General Fund in 2007-08 and $476 million ($389.1 million General Fund) in 2008-09. Along with these reforms, the 2008-09 Governor’s Budget proposes to maintain the $230 million included in the Budget Acts of 2006 and 2007 to support CalWORKs program improvements, including $90 million for counties to implement program improvements that lead to better outcomes and increased work participation rates for CalWORKs recipients and $140 million to support county administration. The 2008-09 Governor’s Budget eliminates $40 million in Pay for Performance incentive funds in 2007-08, but makes available $40 million in 2008-09 for those counties that achieve improved program outcomes during 2007-08. The combination of CalWORKs reforms and State and county efforts are intended to increase work participation rates and allow the State and counties to meet federal requirements, avoid penalties, and successfully move families from welfare to work.

Total CalWORKs program expenditures of $7 billion (state, local, and federal funds) are proposed for 2008-09, including TANF and MOE countable expenditures, of which $3.038 billion is budgeted to be paid from the General Fund. The amount budgeted includes $4.7 billion for CalWORKs program expenditures within the Department of Social Services’ budget, $108 million in county expenditures, $2.2 billion in other programs, and $133.4 million for a CalWORKs program reserve. The $2.2 billion in other programs includes MOE expenditures in excess of the required level. Recent federal changes expanded MOE-eligible spending to include certain expenditures for non-assistance benefits and services. This allows additional expenditures of $349.2 million for the State Department of Education’s after school programs and the Student Aid Commission’s CalGrants to be counted towards the CalWORKs MOE, reducing California’s work participation requirement by an estimated 5.1 percent. The 2008-09 Governor’s Budget includes $131 million to provide a statutory COLA for assistance payments.

In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008, resulting in savings of $40.5 million in 2008-09.

Health Programs

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. Approximately 3.3 million Medi-Cal beneficiaries (almost half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. To help control program costs the State continues to transition fee-for-service counties to managed care.

Medi-Cal expenditures were estimated to be $37.0 billion ($14.1 billion from the General Fund), in 2007-08 and $36.0 billion ($13.6 billion General Fund) in 2008-09. The $962.3 million ($472.1 million General Fund) decrease in 2008-09 is due primarily to the proposed implementation of several budget-balancing reductions including the restoration of quarterly status reports, reductions in provider rates, and reductions in optional benefits for adults.

In the fiscal emergency special session, the Legislature approved several changes for the Medi-Cal and other Department of Health Care Services programs that will reduce expenditures and address California’s cash flow problems in 2008-09. To reduce expenditures this legislation authorizes a 10 percent reduction in payments to

Medi-Cal fee-for-service and managed care Medi-Cal providers/programs, inpatient care payments to hospitals that do not contract with Medi-Cal, as well as provider payments for the California Children’s Services program, the Child Health and Disability Prevention program and Genetically Handicapped Persons Program. These payment reductions are expected to save $1.1 billion ($567.6 million General Fund) in 2008-09.

The Legislature also adopted the Administration’s proposal requiring the reversion of $165 million from the 2007 Budget Act appropriation from the General Fund for the Department of Health Care Services. This language reflects one-time savings in 2007-08 by delaying the disbursement of the June 19, 2008 checkwrite for Medi-Cal fee-for-service providers until July 2008.

Average monthly caseload in Medi-Cal was estimated to be 6.64 million in 2007-08. Caseload is expected to decrease in 2008-09 by approximately 73,900, or 1.1 percent, to 6.56 million eligible people, as compared to an expected 1.2 percent increase in the State’s population over the same period. This decrease is due primarily to the proposed implementation of the quarterly status reports for children and parents.

On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning October 2009, states’ managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the State would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the State to only collect managed care quality improvement fees on managed care plans serving Medi-Cal beneficiaries.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2008-09 Governor’s Budget includes $3.7 billion from the General Fund for the SSI/SSP Program in 2008-09. This represents a 2.9 percent increase from the revised 2007-08 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in 2008-09, a 2.1 percent increase over the 2007-08 projected level.

The 2008-09 Governor’s Budget includes General Fund reductions of $23.3 million in 2007-08 and $300.3 million in 2008-09, achieved by suspending the June 2008 and June 2009 state COLAs. Under this proposal, recipients are expected to still see increased payments in total benefits in both years due to provision of the January 2008 and January 2009 federal COLAs.

In the fiscal emergency special session, the Legislature approved a delay of the June 2008 State COLA until October 2008. The State has indicated that this is expected to result in a savings of $23.3 million in 2007-08 and $67.8 million in 2008-09.

Department of Corrections and Rehabilitation

Department of Corrections and Rehabilitation Budget

The 2008-09 Governor’s Budget proposes total expenditures of $10.5 billion for the Department of Corrections and Rehabilitation of the State of California (“CDCR”) from all funding sources. Of this amount, $10.2 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 67,000 personnel years at a total cost for salaries and benefits of $6.7 billion. Lease payments and bond insurance total $248.1 million, and the remaining $3.1 billion is budgeted for operating expenses and equipment. The 2008-09 Governor’s Budget proposes increased expenditures of $374.5 million ($351 million General Fund) over the revised 2007-08 Budget.

Similar to the budgets of other State departments, the 2008-09 Governor’s Budget proposes several budget-balancing reductions for CDCR which would result in General Fund savings of $17.9 million in 2007-08, $378.9 million in 2008-09, and $782.7 million in 2009-10. These totals are not included in the budgeted amounts noted above. These reductions include a 10 percent reduction to local assistance grants provided for Juvenile Probation and Camps and the Mentally Ill Offender Crime Reduction Grant, which provides savings of $24.6 million in 2008-09. The more significant reduction is a proposal to release specified non-serious, non-violent, non-sex offenders 20 months prior to the end of their original sentences, and to convert these offenders, as well as existing parolees who have committed similar offenses, to summary parole. Individuals on summary parole would not be supervised, but would remain subject to search, seizure, and drug testing by any law enforcement officer. The savings associated with this proposal totals $17.9 million in 2007-08, $354.3 million in 2008-09, and $758.1 million in 2009-10. In addition to reducing General Fund costs, these proposals are anticipated to mitigate overcrowding in existing facilities, and to enable parole agents to focus on more serious parolees, including sex offenders affected by Proposition 83 (“Jessica’s Law”). These changes require legislative authority to implement. These proposals were not adopted in the special session; the State has indicated, however, that the Administration continues to seek legislative authority to implement these changes beginning in 2008-2009. As of April 2008, the May Revision was expected to update the projected savings totals based on new timing associated with the proposed statutory changes.

Federal Receiver for Medical Care Services

In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the state was in violation of the Eighth and Fourteenth Amendments to the United States Constitution by providing inadequate medical care to prison inmates. On June 30, 2005, the court ordered the establishment of a receivership to take control of the CDCR’s medical care system due to the state’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A receiver was appointed by the court in February 2006, and given broad authority over CDCR’s medical care program. A nonprofit corporation, the California Prison Health Care Receivership Corp. (“CPR Inc.”) has been established to “house the activities of” the receiver.

The 2008-09 Governor’s Budget includes $1.7 million to establish an Office of Third Level Health Care Appeals, $45.8 million to expand Health Care Access Units to all institutions, and $25 million for the receiver’s and CPR Inc.’s operating budget. As the court-appointed receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Pension Trusts

The three principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”), the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2007, included 1,054 school districts and 1,560 other public agencies. As of June 30, 2007, PERF had 1,086,900 active and inactive program members and 445,208 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2005-06 was approximately $13.3 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits), contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

The State and Schools Actuarial Valuation for the year ended June 30, 2006 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS notes that they are monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, as of June 30, 2006, showed an accrued unfunded liability allocable to State employees of $15.414 billion (AVA basis) and $10.589 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past ten years, five years, and three years (in each case through fiscal year 2005-06) has been 9.0 percent, 7.5 percent, and 13.8 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent-120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50 percent.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2006, the DB Program had approximately 1,400 contributing employers, approximately 586,966 active and inactive program members and 207,846 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. As of April 2008, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. As of April 2008, the contribution rate to the SBMA was

2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The 2008-09 Governor’s Budget is proposing to reduce the State’s contributions to the SBMA from 2.5 percent to 2.2 percent of salary. In order to reduce the State’s contributions, a corresponding benefit must be provided to teachers. As of April 2008, the SBMA targets supplemental payments to provide 80 percent level of purchasing power, but this is not a vested benefit. If funding is not sufficient to bring purchasing power up to the 80 percent level, supplemental payments may have to be paid at a lower level. The 2008-09 Governor’s Budget proposes to vest a right to supplemental payments at 80 percent of purchasing power. This would provide the corresponding benefit to teachers necessary to reduce the State’s General Fund contribution. The savings from the reduced contribution equates to $80 million in 2008-09. The State will fund the amount necessary to maintain the 80 percent purchasing power should the 2.2 percent contribution not be sufficient in future years. In addition, payments of 1.1 percent each will be made on November 1 and April 1, instead of July 1 of each fiscal year.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, performed as of June 30, 2006, showed an actuarial accrued unfunded liability of $19.6 billion. The significant reduction in the unfunded liability of almost $3 billion since last year was largely due to the discovery of the error in CalSTRS’ accounting system. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2005-06) was 9.9 percent, 9.1 percent, and 7.8 percent, respectively.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined contribution plans. As of June 30, 2007, plan membership totaled 225,623, comprised of 118,885 active members, 59,056 inactive members (includes terminated nonvested employees who are eligible for a refund), and 47,682 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2007, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2008-09 is estimated at $1.26 billion, in comparison to an estimated $1.08 billion in fiscal year 2007-08, and $1.02 billion in fiscal year 2006-07. It is anticipated that these costs will continue to grow in the future. As of June 30, 2007, approximately 144,145 retirees were enrolled to receive health benefits and 117,048 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Negotiations with insurance providers in 2007 produced an increased employer contribution rate of 6.3 percent for health benefits. The 2007-08 May Revision included a budgeted amount of $1.131 billion for post-employment benefits for fiscal year 2007-08, continuing the “pay-as-you-go” policy which has been in effect. The Legislature reduced the 2007-08 May Revision budgeted amount by $20.9 million to reflect the final employer contribution rates adopted by the CalPERS Board of Administration on June 19, 2007. The final 2007-08 budgeted amount for Health and Dental Benefits for Annuitants is $1.139 billion. This amount was based in part on adoption by the CalPERS Board of Administration of requirements for increased co-payments by plan members, approval of Blue Shield’s discontinuance of its Health Maintenance Organization (“HMO”) coverage in four high-cost counties and the discontinuance of the Western Health Advantage HMO coverage, which reduces the State’s cost. CalPERS’ staff have also recommended, and the CalPERS Board of Administration has adopted, guidelines specifying that health benefits should be increasing by no more than ten percent annually in the near term and the rate of growth should trend down to 4.5 percent over ten years. The Administration has also taken into account the estimate contained in the actuarial report described below of the State’s cost for health care premiums for fiscal year 2007-08. Pending completion of a study due in January 2008, the Administration has not proposed any method for pre-funding retiree health care costs.

On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition, and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. The State plans to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

On May 7, 2007, the State Controller’s Office released a report by the private actuarial firm, Gabriel Roeder Smith & Company, which was asked to calculate the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and healthcare trend assumptions concerning matters such as demographic trends and growth of health care costs which are described in the report. The actuarial valuation covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years. The report looked at three different scenarios: (1) continuation of the “pay-as-you-go” policy; (2) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (3) a “partial funding” policy which was halfway between the two other scenarios. According to the actuarial valuation as of July 1, 2007, the current pay-as-you go funding policy results in an AAL of $47.88 billion, an annual required contribution of $3.59 billion, estimated employer contributions of $1.36 billion and an expected net other post employment benefits (“OPEB”) obligation of $2.23 billion for the fiscal year ending June 30, 2008.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit ratings if the State does not adequately manage such costs.

Public Employee Post-Employment Benefits Commission

In late December 2006, the Governor created a Public Employee Post-Employment Benefits Commission (“Commission”), with a mandate to present a report to the Governor and the Legislature by January 1, 2008. The twelve members of the Commission were appointed on February 20, 2007. The Commission was directed to (i) identify, for the State and local governments, the amount and extent of unfunded post-employment retirement benefits, (ii) compare different approaches to address such unfunded benefits, (iii) consider the advantages from providing other post-employment benefits, and (iv) propose a plan or plans for addressing unfunded post-employment benefits. The Commission issued its report on January 7, 2008. Over the last 12 months the

Commission held meetings throughout the State, generating almost 100 hours of testimony. The Commission used a series of surveys sent to thousands of California public employers to generate the information included in its summaries of local pension and OPEB status.

The Commission received surveys from fifty-seven retirement systems (or about two-thirds of the total sent). Those fifty-seven pension systems account for 99 percent of pension system members. The combined liability for the fifty-seven reporting California public retirement systems is $63.5 billion ($13.7 billion for the State of California) as of their most recent actuarial valuations available (2006 for most systems).

The Commission received OPEB surveys from approximately 1,200 public agencies in California (or about one-third of the total sent). Of those 1,200 public agencies that responded to the survey, 338 had completed their unfunded actuarial accrued liability (“UAAL”) studies. The majority of public agencies not responding to the OPEB survey had revenues below $100 million. Pursuant to Statement No. 45, those public agencies are not required to conduct their OPEB valuation until after December 2007 or 2008. The 338 responding public agencies accounted for 70 to 80 percent of the total revenue for California public agencies. The combined liability for the 338 California public agencies with completed UAAL studies was $118 billion ($47.88 billion for the State of California).

The State has indicated that the Commission’s plan to address pension and OPEB liabilities is based on 34 high level recommendations that are combined into the following eight groups: (1) identify and prefund financial obligations, (2) limit contribution volatility and use smoothing methods judiciously, (3) increase transparency and accountability, (4) improve plan design and communication with employees, (5) provide independent analysis, (6) strengthen governance and increase transparency, (7) coordinate with Medicare, and (8) advocate federal tax law changes.

The State has indicated that the Administration is considering a number of possible approaches to budgeting for future OPEB costs. In selecting an appropriate strategy for funding future costs, the State relates, the Administration must balance two competing and potentially conflicting criteria. The State indicates that one aim of the funding strategy is to minimize the disruption of existing critical State programs when the State begins to budget for the future costs of OPEB and that another is to assure bond rating agencies and future investors that the State will fund all future retirement costs.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2006-07

Following a half decade of strong economic and revenue growth in the late 1990’s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

2004 Budget Act

While the 2004 Budget Act was aided by a recovering State economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of proceeds of the Economic Recovery Bonds sold in the spring of 2004 and of tobacco securitization bonds, and suspension of Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

Final estimates relating to the 2004-05 fiscal year, as released in the 2006-07 Governor’s Budget in January, 2006, showed that the State experienced substantially more favorable results than were projected at the time the 2004 Budget Act was signed. As a result of revised estimates for years prior to 2004-05, tax amnesty payments and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2004-05, were more than $9.1 billion higher than originally estimated. Expenditures increased by about $1.1 billion. As a result, the fund balance at June 30, 2005 was estimated at about $9.6 billion, of which $9.1 billion was in the Special Fund for Economic Uncertainties (“SFEU”), compared to the original 2004 Budget Act estimate of $768 million in the SFEU.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act provided full funding for Proposition 98, increased funding for higher education, some cost savings in health and welfare costs by deferring cost of living increases, and full funding for retirement fund contributions. The 2005 Budget Act provided for early repayment of a loan previously obtained from local governments related to change in funding for the Vehicle License Fee, and fully funded the Proposition 42 transfer of sales taxes on motor vehicle fuels for transportation programs, which had been suspended in the previous two years. The 2005 Budget Act had much less reliance on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds. There were no tax increases.

Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor’s Budget in January, 2007, showed that the State experienced substantially more favorable results than were projected at the time the 2005 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimates that total prior year resources, plus revenues and transfers for 2005-06, were about $93.4 billion, nearly $9.0 billion more than originally estimated. Expenditures increased by about $1.6 billion primarily for expenditures required by Proposition 98. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion, of which $10.1 billion was in the SFEU, compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

2006 Budget Act

The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of revenue anticipation notes to assist in its cash management program for the fiscal year.

The 2006 Budget Act was substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contained the following major General Fund components:

1.	Repayments and prepayments of prior obligations—The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

2.	Reduction of the operating deficit—The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

3.	Proposition 98—The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent. The 2006 Budget Act continued to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continued to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State expects to pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.

4.	K-12 Education—The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources were projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

5.

Higher Education—The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act marked the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both University of

California and California State University to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006 Budget Act included additional funding of $75 million for University of California and $54.4 million for California State University so that student fees in 2006-07 remained at 2005-06 levels.

6.	Health and Human Services—The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

7.	Transportation Funding—The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that, as of April 2008, have prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the enacted 2006-07 Budget, which would have provided $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account, and cities and counties as was originally proposed. Due to the delays caused by ongoing litigation, the 2007-08 Governor’s Budget anticipates expenditures of $100 million per year as revenues are received in 2006-07 and 2007-08, until the litigation is resolved. State law provides that these internal loans are not due and payable until funds are received from tribal gaming to repay them; thus, there is no demand placed on the General Fund for repayment due to these developments.

8.	Budget Stabilization Account—The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account (“BSA”), pursuant to Proposition 58. Half of this amount, or $472 million, is slated to remain in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

Fiscal Year 2006-07 Revised Estimates as of the 2008-09 Governor’s Budget

Final estimates relating to the 2006-07 fiscal year, as released in the 2008-09 Governor’s Budget in January 2008, show that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to 2006-07, the Administration estimates that total prior year resources, plus revenues and transfers for 2006-07, were about $105.3 billion, nearly $1.9 billion more than originally estimated. This increase includes the following: $1.058 billion higher Personal Income Tax; and $650.9 million higher Corporation Tax.

Expenditures increased by about $152 million. As a result, the fund balance at June 30, 2007 was estimated at about $3.9 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

CURRENT STATE BUDGET

The discussion below of the 2007 Budget Act and the proposed 2008-09 Governor’s Budget are based on estimates and projections of revenues and expenditures for the 2007-08 and 2008-09 fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June 2007, and in recognition of the State’s continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget was held to $0.6 billion, or 0.6 percent. However, events subsequent to adoption of the 2007 Budget Act have eroded the reserve.

Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

The 2007 Budget Act was substantially similar to the Governor’s 2007-2008 May Revision proposals. It contained the following major General Fund components:

1.	Maximizing the Value of the State’s Student Loan Guarantee Function—The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in one-time revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charges students fees.

2.	Repayments and prepayments of prior obligations—The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the BSA and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the initial bonds were issued. With the issuance of an additional $3.2 billion of ERBs in February 2008, the Administration projects as of April 2008 that final repayment of the ERBs will be extended until approximately September 2012.

3.	Budget Stabilization Account—The 2007 Budget Act fully funded the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of ERBs.

4.	Operating Deficit in 2007-08—Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act did not have an operating deficit. However, events subsequent to the 2007 Budget Act have reduced the reserve, and other developments may further require use of the reserves.

5.	Proposition 98—The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which was an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 Guarantee was $57.1 billion, which was an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 Guarantee level to implement Proposition 49.

6.	K-12 Education—The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

7.	Higher Education—The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflected an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

8.	Health and Human Services—The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which was an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs is $38.0 billion, which was an increase of $1.6 billion from the revised 2006-07 estimate.

9.	Transportation Funding—The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful.

10.	Lease of State Lottery—In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery—which currently operates below the national average in per capita receipts—the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act did not include any increased revenue estimate based on such a transaction.

11.	Revenue Actions—The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Budget Risks and Structural Deficit

For budget year 2007-08, the State faces a number of issues and risks which may have an impact on the General Fund, and are expected to reduce the budget reserves included in the 2007 Budget Act (originally $4.1 billion). A number of these risks have occurred, with negative impact on the State’s financial condition. Some of the larger risk items for the 2007 Budget Act include the following:

1.	Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State.

2.	Delay in sale of, or other contractual arrangement for the operation of, the State’s student loan guarantee function operated through EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. If only delayed, this would not be a permanent revenue loss. The 2008-09 Governor’s Budget assumes the sale of the State’s student loan guarantee function operated through EdFund in the current year. The 2008-09 Governor’s Budget assumes $500 million from the sale, compared to $1 billion estimated at the time of the 2007 Budget Act. The actual sales price will not be known until the transaction occurs. The Department of Finance has hired a sell-side advisor to assist in maximizing the value of the EdFund.

3.	The budget reserves have already been reduced by $500 million which was paid as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post-judgment interest. The State expects to ultimately pay about $210 million in interest, in three installments over three years.

4.	Additional Proposition 98 spending because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support the assumptions in the 2007 Budget Act about property tax growth.

5.	Delay in implementation of new procedures for handling of unclaimed property. Transfer of unclaimed property to the General Fund had been enjoined by a court decision; the 2007 Budget Act assumed new procedures approved by the Legislature could be implemented this year, which, the State expected, would result in approximately $700 million of receipts. On October 18, 2007, the federal judge overseeing this case approved the State’s procedures and lifted the injunction which had prevented the State from collecting unclaimed property funds.

6.	Additional costs for employee contracts of approximately $300 million.

7.	There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

8.	Potential impact on the General Fund reserve from the partial success at the trial court level of the lawsuit challenging use of funds in the Public Transportation Account. As of April 2008, the Administration believed subsequent legislative action in the fiscal emergency special session had addressed the Superior Court’s objections to the original 2007 Budget Act actions. As of May 20, 2008, the case is pending on appeal.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State’s student loan guarantee function operated through EdFund, originally estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings. In part because of these one-time actions, and estimates of program growth based on existing statutory and constitutional requirements, the Administration projected at the time the 2007 Budget Act was adopted that, absent additional corrective measures, the 2008-09 fiscal year budget would be about $6.1 billion out of balance. The 2008-09 Governor’s Budget projected that, absent corrective actions, the budget gap for 2008-09 was almost $14.5 billion. The Legislative Analyst’s Office (“LAO”) estimates the budget gap projection has increased to $16 billion. Any such projections are subject to further change based on future economic performance and revenue results.

Fiscal Year 2007-08 Revised Estimates in the 2008-09 Governor’s Budget

The 2008-09 Governor’s Budget revised various revenue and expenditures estimates for 2007-08. The 2008-09 Governor’s Budget projects, based on the various assumptions and proposals contained in it, that the State will end fiscal year 2007-08 with a total reserve of $871.9 million, compared to the original estimate of $4.1 billion. The continuation of a positive budget reserve is significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and application of the BSA reserve ($1.495 billion). The major changes are discussed below.

The prior year’s resources balance reflects a net loss of $439 million for 2007-08 since the 2007 Budget Act. This is made up of the following components:

•	$125 million lower revenues in 2006-07;

•	$243 million decrease in expenditures in 2006-07;

•	$557 million decrease in resources prior to 2006-07.

As of the 2008-09 Governor’s Budget, General Fund revenues and transfers for fiscal year 2007-08 are projected at $101.2 billion, a net decrease of $9 million compared with 2007 Budget Act estimates. This is made up of the following components:

•	$4.164 billion decrease in major tax revenues including $2.6 billion personal income tax and $1.1 billion sales tax;

•	$3.313 billion increase in revenues from the sale of ERBs;

•	$1.494 billion increase due to the transfer of the balance of the BSA to the General Fund;

•	$652 million decrease due to changes in other minor revenues and transfers.

As of the 2008-09 Governor’s Budget, General Fund expenditures for fiscal year 2007-08 are projected at $103.4 billion, an increase of $1.1 billion compared with 2007 Budget Act estimates. This includes, among other things, the following significant adjustments since the 2007 Budget Act:

•	$500 million of increased non-Proposition 98 expenditures due to payment as a result of a court ruling involving the State Teacher’s Retirement Fund;

•	$300 million of increased non-Proposition 98 expenditures due to costs related to newly bargained labor contracts;

•	$200 million of increased non-Proposition 98 expenditures due to fire suppression costs related to the Southern California wildfires;

•	$215 million of increased expenditures in Proposition 98.

The Governor called a special session of the Legislature to take action on various budget items in order to reduce expenditures in 2007-08, and lower certain base expenditures for 2008-09. Legislation was adopted at the fiscal emergency special session on February 15, 2008 responding to many of the Governor’s requests. The Administration estimates the fiscal emergency special session has resulted in $4.8 billion of budget solutions for 2007-08 and $2.7 billion of budget solutions in 2008-09.

Proposed Fiscal Year 2008-09 Budget

The 2008-09 Governor’s Budget, released on January 10, 2008, proposes to permanently control the State’s persistent structural deficit by: (1) imposing budget-balancing reductions in the current and budget years while protecting and preserving essential State services, and (2) proposing a Constitutional amendment, the Budget Stabilization Act, to reform the budget process so that State government has the tools needed to avoid spending more than it has in the future.

The 2008-09 Governor’s Budget projects to end fiscal year 2008-09 with a $2.8 billion total reserve. General Fund revenues and transfers for fiscal year 2008-09 are projected at $102.9 billion, an increase of $1.7 billion compared with revised estimates for fiscal year 2007-08. General Fund expenditures for fiscal year 2008-09 are projected at $101.0 billion, a decrease of $2.4 billion, or 2.0 percent compared with the revised estimates for 2007-08.

The 2008-09 Governor’s Budget has the following major General Fund components:

1.	Budget Balancing Reductions—The 2008-09 Governor’s Budget proposes budget-balancing reductions of $216.6 million in 2007-08 and $9.1 billion in 2008-09 to close the $14.5 billion budget gap. The 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the State constitution or impractical.

2.	Cash Flow Management—The deterioration of the budget reserve in the current year has resulted in a projected cash shortage in July and August 2008. In order to manage cash flow for current and budget years and ensure timely payments of the State’s debts, the 2008-09 Governor’s Budget proposed a number of cash management solutions. These include selling $3.313 billion of ERBs by the end of February 2008 (which occurred on February 14, 2008) to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor’s proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year.

3.	Proposition 98—The Proposition 98 Guarantee for 2008-09 is projected to grow to $59.7 billion. The General Fund portion would be $43.6 billion of total Proposition 98 funding. However, as part of the budget-balancing reductions proposed by the Administration, Proposition 98 General Fund will be reduced by 9.2 percent to $39.6 billion. Thus, the Administration proposes to suspend the Proposition 98 Guarantee by $4 billion in 2008-09.

4.	K-12 Education—The 2008-09 Governor’s Budget includes $65.1 billion after budget-balancing reductions ($39.4 billion General Fund and $25.7 billion other funds) for K-12 education programs.

This reflects a decrease of $900 million or 1.4 percent below the revised 2007-08 budget. Absent the budget-balancing reductions, the budget for K-12 education programs would have increased by $3.8 billion to $69.8 billion in 2008-09 or 5.8 percent above the revised 2007-08 estimate. Total per-pupil expenditures are projected to decrease by $309 to $11,626 in 2008-09, which includes funds for prior year settle-up obligations.

5.	Higher Education—The 2008-09 Governor’s Budget reflects a total funding of $20.5 billion, including $13.9 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $410.2 million (including $90.6 million General Fund and Proposition 98 sources) above the revised 2007-08 estimate.

6.	Health and Human Services—The 2008-09 Governor’s Budget includes $29.3 billion General Fund for Health and Human Service Programs after budget-balancing reductions, which is a decrease of $279 million or 1.0 percent below the revised 2007-08 estimate. The 2008-09 Governor’s Budget includes $27.1 million in General Fund expenditure increases in Health and Human Services programs due to policy adjustments.

7.	Transportation Funding—The 2008-09 Governor’s Budget includes $1.485 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 Governor’s Budget repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The Governor’s Budget proposes to appropriate $4.7 billion in Proposition 1B funding.

8.	Budget Stabilization Account—Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $14.5 billion budget deficit, the 2008-09 Governor’s Budget proposes to suspend this transfer to the BSA for the 2008-09 fiscal year.

Recent Developments

On January 10, 2008, the Governor declared a fiscal emergency and called a special session of the Legislature, as authorized under the State Constitution pursuant to Proposition 58, to address the projected budget shortfall described in the 2008-09 Governor’s Budget and to prevent a cash shortage. On February 15, 2008, the State Legislature approved an estimated $1.45 billion in budget solutions for 2007¬08. The major solutions include $409 million in use of Public Transportation Account moneys for transportation services for public school students (replacing a similar amount of money contained in the 2007 Budget Act which had been ruled improper in a tentative court decision). Additional solutions included the use of $114 million additional tideland oil revenues, over $500 million in cuts in K-14 schools, the shifting of $165 million in payments to Medi-Cal providers from 2007-08 to 2008-09, and over $200 million of other cuts. As of April 2008, the Legislature also has so far adopted $2.7 billion of solutions for fiscal year 2008-09, including the Governor’s plan to suspend the 2008-09 Proposition 58 transfer to the BSA in the amount of $1.5 billion.

On February 14, 2008, the State issued $3.179 billion of ERBs (deficit financing bonds approved in 2004) which provided $3.313 billion of additional revenues to the General Fund. Including these bonds, total approved budget solutions in 2007-08 as of April 2008 amount to $4.8 billion.

The Legislature also approved substantially all the cash deferring solutions proposed by the Administration. Based on current estimates, with these legislative actions, the State expects to have sufficient cash to cover all obligations until the State issues Revenue Anticipation Notes in the fall of 2008.

On February 19, 2008, the Governor signed Executive Order S-01-08 directing State agencies and departments to reduce their 2007-08 General Fund expenditures by 1.5 percent on an annualized basis. This is expected to save the state an estimated $100 million in fiscal year 2007-08. The Governor specified in his order that reductions should not negatively impact public safety or public health and would only be limited to non-essential and non-mission-critical activities of the State. The Governor also called on the Legislature to continue acting on proposals for budget cuts, so that they could take effect in fiscal year 2007-08 or early fiscal year 2008-09.

California Strategic Growth Plan

In January 2006, the Governor proposed an ambitious rebuilding of California by launching the Strategic Growth Plan (“SGP”), which was designed to restore and maintain California’s roads, schools, ports, and water supply. SGP proposed investing and leveraging billions of dollars in the State’s infrastructure over the next 20 years, so California could maintain its economic sustainability and high quality of life. In November 2006, the voters approved the first installment of that 20-year vision to rebuild California by approving $42.7 billion of new general obligation bond authorizations. Then, in 2007, the Legislature authorized $7.4 billion in lease-revenue bond authority for the CDCR to address prison and jail overcrowding, and to improve the delivery of mental, dental, and medical services within the correctional system.

The Administration believes that additional investments in the State’s infrastructure are still needed if California is to maintain and improve its highly valued quality of life and continue its economic growth. In its view, many programs are still in need of funding, partnerships with the private sector should be leveraged, and a more coordinated effort of State agencies to promote sustainability and collaboration is needed. To address these critical gaps that remain in California’s infrastructure, the Administration proposes the following:

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Creation of a Strategic Growth Council to coordinate the activities of State agencies to promote sustainability and to coordinate the investment of funds in State-owned and State-funded infrastructure.

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Establishment of Performance Based Infrastructure (“PBI”) California to provide a center of excellence of specialized experts for the delivery of PBI. This expertise will be used in a manner that will allow projects to be delivered in an innovative yet efficient manner and to ensure those projects are built to achieve the greatest life cycle benefits.

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Legislation to place an $11.9 billion bond measure before the voters to expand the State’s water supply and management systems to meet the needs of population growth and manage the effects of climate change on California’s hydrology and water delivery systems.

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Legislation to place an $11.6 billion bond measure before the voters to continue funding of the State’s K-12 schools beyond the three years of financing provided by the current bonds to prepare for enrollment growth, reduce overcrowding, and repair dilapidated classrooms in compliance with the settlement agreement in Williams v. State of California.

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Legislation to place a $12.3 billion bond measure before the voters to continue funding of the State’s higher education systems beyond the two years of financing provided by the current bonds to prepare for future enrollment growth and maintain their world renowned research capabilities. The bond measure proposes to provide an additional $50 million per year above the compact level for University of California and California State University.

•

Modifications to the Safe, Reliable High-Speed Passenger Train Bond Act for the 21st Century, as of April 2008 scheduled for the November 2008 ballot ($10 billion) to ensure that appropriate financing is available to begin building the project.

•	Legislation to place a $2.0 billion bond measure before the voters to expand and repair the infrastructure for California’s court system to address significant caseload increases and reduce delays.

•	Legislation to place a $300 million bond measure before the voters to complete the seismic renovation of 29 various State facilities.

There are a total of $48.1 billion of new general obligation bond measures proposed to augment the existing funds for the SGP through 2016. The SGP proposes that the new general obligation bond measures be placed on the ballot in the 2008 and 2010 general elections and that all bonds be issued in a manner that maintains a prudent debt ratio.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) 12,000 new State prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) 6,000 medical, dental and mental health spaces. Prison Phase II may be implemented after a designated 3-member panel certifies that about 1/3 of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) an additional 4,000 beds at existing State prisons, (ii) an additional 2,000 medical, dental and mental health beds, and (iii) an additional 10,000 spaces in re-entry housing.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25% local match and certain designated priorities and standards. Prison Phase I consists of up to $750 million of lease revenue bonds, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Litigation has been filed challenging the constitutionality of the lease revenue bond financing method included in AB 900, but on October 11, 2007, a Superior Court judge dismissed this lawsuit. The plaintiffs have appealed this dismissal.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million to complete various infrastructure and capacity improvements. These increased expenditures are included as adjustments to fiscal year 2006-07.

Legislative Analyst’s Office Review of 2008-09 Governor’s Budget

On February 20, 2008, the LAO released its annual report analyzing the 2008-09 Governor’s Budget. In this report the LAO projects that the national and State economies will remain weak through 2008, with some acceleration of growth in the latter part of 2008 and into 2009. The LAO projection would result in lower revenues than contained in the 2008-09 Governor’s Budget, and the LAO projects the budget gap to be addressed in fiscal year 2007-08 and fiscal year 2008-09 will be about $16 billion, compared to the Administration’s projection of $14.5 billion. Projections of the LAO or the Administration are subject to change based on future economic performance in the state and future revenue results. In its overview of the State’s fiscal picture, the Report stated:

“A declining economic outlook, sagging revenues, and rising costs have created bleak prospects for the state’s budget. Over the current and budget years [2007-08 and 2008-09], the Governor identified a gap of

$14.5 billion between revenues and expenditures and proposes more than $17 billion in solutions to bring the state’s budget back into balance. These budget-balancing actions include the issuance of additional deficit-financing bonds, higher revenue accruals, and budget reductions across most state programs.

“Primarily due to the continued deterioration of the state’s revenue outlook, we project that the state’s budget shortfall (prior to any corrective actions) has increased to about $16 billion. Consequently, the reserve at the end of 2008-09 under the Governor’s budget policies would be $1.1 billion—$1.6 billion less than forecasted by the Administration.”

In its summary of State revenues and expenditures, the LAO assumes enactment of the Governor’s budgetary proposals, but uses its own revenue projections and expenditure analysis. The Report states:

“We forecast that General Fund revenues in 2007-08 and 2008-09 will fall below the [Governor’s] budget forecast by a combined total of $1.5 billion. Economic conditions at both the national and state level have deteriorated since the budget’s estimates were put together. These conditions have already begun to further weaken the state’s General Fund revenues compared to the Governor’s Budget forecast. For instance, corporate tax (CT) receipts in December, and personal income tax (PIT) and sales and use tax (SUT) receipts for the month of January were both soft. In the two years combined, our forecast of the state’s three biggest tax revenues—PIT, CT and SUT—are down $1.4 billion from the administration’s forecast….”

“We estimate that General Fund expenditures under the Governor’s budget proposals would exceed the administration’s estimate by a net amount of $164 million over the prior, current and budget years combined. This is the result of a number of factors, which tend to offset each other…”

“In addition to forecasting the General Fund’s condition through 2008-09, we have projected the state’s revenues and expenditures through 2012-13 under the Governor’s policies….Taken all together…we project that the state would face about a $4 billion operating shortfall in 2009-10. The shortfalls would shrink to between $2 billion and $3 billion in the two following years. In 2012-13, the shortfall would remain but total less than $1 billion, as the budget would begin to reflect the benefit of the final pay off of the deficit-financing bonds in that year.”

The Report includes suggestions to the Legislature for a different approach to balancing the 2008-09 budget, as compared to the 2008-09 Governor’s Budget reliance primarily on budget cuts.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Action Seeking Modification of Retirement Formula for State Employees

In Joseph Myers et al. v. CalPERS et al. (Alameda County Superior Court, Case No. RG06-262495), pled as a class action on behalf of State employees over age 55 who will retire after January 1, 2001, plaintiffs assert that Government Code Section 21354.1 violates State anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits. Because it is unclear what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, it is impossible to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The trial court dismissed the complaint; plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A117206). On April 28, 2008, the appeals court affirmed the dismissal.

Action Challenging Use of Vehicle Fuel Tax Revenue

In Shaw et al. v. Chiang et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs have appealed, and the State has filed a cross appeal.

Tax Refund Cases

Three pending cases challenge the fee imposed by the State tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. These cases are: Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-05-437721; Court of Appeal, First Appellate District, Case Nos. A114805 and A115950); Ventas Finance I, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. 05-440001; Court of Appeal, First Appellate District, Case Nos. A116277 and A117751); and Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC07462728). In Northwest and Ventas, the trial court has ruled in favor of plaintiffs, and the Board appealed in both cases. In Northwest, the Court of Appeal determined that the fee unconstitutionally discriminates against interstate commerce as applied to plaintiff, which did not engage in business within California during the years at issue. The State has appealed. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the State’s liability if plaintiff was otherwise successful in the action. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

Three pending cases challenge the constitutionality of the State’s tax amnesty program: Garcia v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 06-456659); River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. 467783); and Duffield v. Franchise Tax Board (San Francisco County Superior Court, Case No. 459331). Under the amnesty program for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005 on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. The cases are pending in the trial court. In Garcia, the trial court eliminated plaintiff’s claim challenging the constitutionality of the tax amnesty penalty, and issued a ruling on the remaining claims that plaintiff is entitled to a refund. An appeal of the constitutional claim is possible after a final decision is issued and judgment is entered. The State has indicated, as of April 2008, that the fiscal impact of these cases is unknown and is dependent on court rulings, but is estimated to be in excess of $300 million.

In Bratton v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 07-461671), plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but the State has indicated that an adverse ruling in this matter could have a more significant fiscal impact upon the assessment of penalties on other similarly situated plaintiffs.

Nortel v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC341568), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for “custom-written”

computer software and licenses to use computer software. The State has indicated that a ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board (Los Angeles County Superior Court, Case No. BC369808) and River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. 467783), plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional in because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed (Court of Appeal, Second Appellate District, Case No. B204210). In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this issue; plaintiff also challenges the tax amnesty penalty as described above. The State has indicated that an adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination No. 4442, San Francisco County Superior Court No. CGC 03-4119192, Court of Appeal, First Appellate District, Case No. A118657). The decision will lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million. The Board expects that the refund will be made in the 2008-09 fiscal year.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO filed a complaint on November 9, 2007 against the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC380474). ARCO seeks to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. The State has indicated that it is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the State’s motion for summary judgment, plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A115399).

In Pacific Lumber v. State (Fresno County Superior Court, Case No. 06 CEGC 04221 AMS), plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Control Board, North Coast

Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1999, and involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. State defendants deny plaintiffs’ allegations. Plaintiffs, who are also debtors in a bankruptcy proceeding, have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The State has indicated, as of April 2008, that it is unknown what the fiscal impact of this matter might be upon the General Fund.

Escheated Property Claims

In five pending cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Coppoletta v. Westly (San Francisco County Superior Court, Case No. CGC-05439933); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the State; plaintiff appealed (Court of Appeal, Second Appellate District, Case No. B194764). The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A117504). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court’s initial interim order that the State pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal (Court of Appeal, Third Appellate District, Case No. C052813), the matter is again pending in the trial court, which has ruled for plaintiff on certain issues (the retroactivity of amendments and whether regulations are required), but has not yet ruled regarding damages. Both Suever and Taylor are styled as class actions but, as of April 2008, no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court granted the State’s motion to certify the issue for appeal, and the State has filed its appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on these claims in Suever and denied plaintiffs’ motions for a permanent injunction and class certification on the interest issue. The State has indicated that, if plaintiffs were to prevail on the claims asserted in these actions, costs to the State could be in excess of $500 million.

In Suever and Taylor, plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the State takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the State’s unclaimed property law until the State enacted new notice provisions. Following legislative amendment of the State’s notice procedures, the district court dissolved the injunction; plaintiffs appealed. On May 13, 2008, the appeals court affirmed the trial court’s dissolution of the injunction but directed the district court to award plaintiffs attorney’s fees.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering State prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. On February 20, 2008, plaintiffs’ petition for review in the California Supreme Court was denied. Plaintiffs have sought further review in the trial court’s ruling. The State has indicated that, if plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. This matter is pending in the trial court. The State has indicated that it is vigorously contesting this matter.

Action Seeking Program Modifications

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715), a consortium of State and national law firms and public-interest groups are alleging violations of federal and State statutes on behalf of persons with developmental disabilities who are currently treated large facilities. The case seeks modifications to existing State programs for the treatment of institutionalized disabled persons, including requiring the State to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward. The State has indicated that it is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees

In two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings (First Appellate District, Case Nos. A107551 and A107552). The consolidated cases are pending in the trial court (San Francisco County Superior Court, Case Nos. CGC 02-415443, CGC 03-425819). The State has indicated that a final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million.

In Orinda Convalescent Hospital, et al. v. Department of Health Services (Sacramento County Superior Court, Case No. 06AS03455), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of April 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Actions to Increase Amount of State Aid for Dependent Children

Ten pending class action lawsuits challenging the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in

Butler v. Department of Social Services (Los Angeles County Superior Court, Case No. BC329695). Plaintiffs assert that they were entitled to receive the Alternative Residential Model (“ARM”) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed (Court of Appeal, Second Appellate District, Case No. B200788). The State has indicated that it is vigorously litigating this issue.

In a statewide class action (Katie A., et al. v. Bonta, et al., U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. As of April 2008, the State has indicated that it is unknown what financial impact this unprecedented litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In pending litigation, Orange County and San Diego County allege that the State has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., Case No. GIC 825109, and County of Orange v. State of California, et al., Case No. GIC 827845). Plaintiffs are seeking relief that would divert current budget appropriations away from various State agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The State has indicated that the effect of a final determination by an appellate court that the State is required to reimburse the counties for such costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. The State defendants appealed, and plaintiff counties cross-appealed (Court of Appeal, Fourth Appellate District, Case No. D048743).

In litigation filed in November 2007, California School Boards Association et al. v. State of California et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. As of April 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in three pending cases as described below. The State has indicated that a decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)), plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band.

The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon’s claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that CCP section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057166).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all Tribes that signed compacts with the State (the “1999 Compact”) than the number of such licenses determined by the State in 2002. The State has indicated that, should relief be granted and more licenses are available, the Five Tribes’ obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536).

Prison Healthcare Reform

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system which is operated by the California Department of Corrections and Rehabilitation (“CDCR”) and affects approximately 33 prisons throughout the State, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351 THE) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (United States District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of April 2008, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, the

State has indicated that, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.

Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities

In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 07AS03613), plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (“AB 900”) that authorize the issuance of over $7 billion of lease revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease revenue bonds authorized by AB 900 violate the debt limit in the California Constitution because the bonds were not approved by the voters. The trial court denied plaintiffs’ request for a preliminary injunction, and dismissed the case; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057542). The State has indicated that, as of April 2008, it is unknown what fiscal impact this matter would have on the State’s General Fund.

Action Seeking Americans with Disabilities Act (ADA) Compliance for Pedestrian Facilities

The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s current design standards include ADA-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc. et al. v. California Department of Transportation et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA) is a class action on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuit attempts to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Costs for both new construction and remedial work associated with such efforts come from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. However, the State has indicated that, as of April 2008, the additional financial impact of this litigation on the State Highway Account is unknown.

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RATING AGENCIES’ ACTIONS

As of May 20, 2008, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, A+, A+ and A1. In January 2008, Fitch placed the State’s rating on a negative watch. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,927,776 as of July 1, 2006. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico has experienced more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2007, real gross national product decreased by 1.8%. This contraction has continued into fiscal year 2008. As of January 2, 2008, the Puerto Rico Planning Board (the “Planning Board”) was expecting a reduction of 2.1% of real gross national product for fiscal year 2008 and a recovery of 2.1% for fiscal year 2009.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2007. In fiscal year 2007, aggregate personal income was $53.1 billion ($44.4 billion in 2000 prices) and personal income per capita was $13,491 ($11,279 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $12 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Eighty-two percent (82%) of the transfer payments to individuals in fiscal year 2007 ($8.9 billion), represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2003 to fiscal year 2007, annual employment increased 6.3% to 1,262,900.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2007 (from July 1, 2006 to June 30, 2007), approximately 77% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the slowdown in the United States’ economy as of January 2, 2008 could be reflected in Puerto Rico’s economy.

Forecast for Fiscal Year 2008

The Planning Board’s gross national product forecast for fiscal year 2008, which was released in March 2008, projected a decline of 2.1% in constant dollars, or an increase of 3.4% in current dollars. Personal income

[1]

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

was expected to increase by 0.8% in real terms, or 4.3% in nominal terms (see footnote 1 above). As of March 2008, the Planning Board expected real growth to return in fiscal year 2009, at 2.1%, or 7.1% in then-current dollars. As of March 2008, the major factors affecting the economy were, among others, the continued increase of oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis. These factors and the effects on economic activity of the implementation of the new sales tax have persuaded consumers to adjust their behavior to the new economic conditions.

According to the Household Survey, total employment for the first eight months of fiscal year 2008 averaged 1,214,800, a decrease of 3.8% compared to 1,262,900 for the same period of fiscal year 2007. At the same time, the unemployment rate for the first eight months of fiscal year 2008 was 11.2%, an increase from 10.3% for the same period of fiscal year 2007.

Fiscal Year 2007

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2007 indicate that real gross national product decreased 1.8% (3.5% in current dollars) over fiscal year 2006. Nominal gross national product was $58.7 billion in fiscal year 2007 ($44.3 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices). Aggregate personal income increased from $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices) to $53.9 billion in fiscal year 2007 ($44.4 billion in 2000 prices), and personal income per capita increased from $13,033 in fiscal year 2006 ($11,229 in 2000 prices), to $13,491 in fiscal year 2007 ($11,279 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices and the slowdown, as of March 2008, of the United States economy. Moreover, as of March 2008, the continuing weakness of local construction investment has aggravated the situation. The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of local income in fiscal year 2008. As of March 2008, the financial difficulties associated with the subprime mortgage crisis have resulted in lowering of short-term interest rates. This could help alleviate the situation of the construction sector, which historically has been a major contributor to economic growth. The implementation of the tax reform legislation discussed below may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

Fiscal Year 2006

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2006 indicate that the economy (as registered by real gross national product) grew by 0.5%. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $44.0 billion in fiscal year 2005 ($44.8 billion in 2000 prices). This represents an increase in nominal gross national product of 5.5%. Aggregate personal income increased from $48.8 billion in fiscal year 2005 ($44.0 billion in 2000 prices) to $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,507 in fiscal year 2005 ($11,267 in 2000 prices), to $13,033 in fiscal year 2006 ($11,229 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the performance and general trends of the United States economy but did not reach the level of U.S. real economic growth.

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

The tax incentives under the 1998 Tax Incentives Act were available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). As of January 2, 2008, the Puerto Rico Legislature was considering whether to amend, replace or extend the effectiveness of the 1998 Tax Incentives Act.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

As of January 2, 2008, the United States Congress had recently approved legislation that extends to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2007 averaged 1,262,900, a 0.8% increase from 1,253,400 in fiscal year 2006. Unemployment, although at relatively low historical levels, is about twice the United States average. The average unemployment rate decreased from 11.7% in fiscal year 2006 to 10.4% in fiscal year 2007. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2003 to fiscal year 2007, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2007 manufacturing generated $36.7 billion, or 40.9%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of February 2008, the average hourly manufacturing wage rate in Puerto Rico was 68.0% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the manufacturing employment decline accelerated further to -6.2%. Between January 2007 and January 2008, the economy lost around 7,050 jobs in the manufacturing sector. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products; the escalation of manufacturing production costs (particularly labor and electricity); and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2003 and 2007, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.4%, while payroll employment in this sector increased at an average annual rate of 1.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2007, services generated $35.9 billion of gross domestic product, or 40% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2003 to 2007, as measured by gross domestic product. From fiscal year 2003 to 2007, gross domestic product increased in wholesale and retail trade from $9.2 billion to $11.1 billion, and in finance, insurance and real estate from $12.5 billion to $16.3 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of January 2008. Total assets of these institutions as of December 31, 2007 were $113.9 billion. As of December 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $75.8 billion.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,798,300, a decrease of 6.5% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.3%, compared to 70.1% fiscal year 2006. The average number of rooms rented in tourist hotels decreased 5.0% during fiscal year 2007 compared with fiscal year 2006. The average number of rooms available in tourist hotels decreased 6.3% from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) was taking longer to complete than in the past.

The number of persons registered in tourist hotels during the first four months of fiscal year 2008 was 688,100, a decrease of 2.2% over the number of persons registered during the same period of fiscal year 2007. The average occupancy rate in tourist hotel during the first four months of fiscal year 2008 was 68.2%, compared to 68.4% in the period for fiscal year 2007. During the first four months of fiscal year 2008, the average number of rooms rented in tourist hotels decreased 2.3% and the average number of rooms available in tourist hotels decreased 2.7% compared with the same period in fiscal year 2007.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2007, the government accounted for $8.6 billion of Puerto Rico’s gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 297,400 workers, or 28.8% of total non-farm payroll employment in fiscal year 2006. This total includes municipal employees. As of January 31, 2008, central government employment had been reduced by approximately 11,500 positions since September 2004.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

As of January 2008, Luis Muñoz Marín International Airport was served by 25 United States and international airlines. As of that date, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of January 2008, it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected to be completed by the end of calendar year 2007. Completion of this second phase was expected to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is completed, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

As of September 30, 2007, PAA had an outstanding balance of $94.6 million under various lines of credit from the Government Development Bank (the “GDB”). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity, due to its multiplier effect on the whole economy. During the period from fiscal year 2003 through fiscal year 2007, however, real construction investment decreased at an average annual growth rate of 5.9%. The total value of construction permits decreased by 5.4% during the same five fiscal year period.

Total construction investment for fiscal year 2007 decreased (in real terms) by 6.3% (following a 10.4% real decline in fiscal year 2006) due principally to the drop in construction related public projects. For fiscal year

2008, the Planning Board has forecasted further construction investment decreases (in real terms) of 5.3% and stagnation (0% real growth) for fiscal year 2009. Public investment is expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first six months of fiscal year 2008, the number of construction permits decreased by 18.5% and the total value of construction permits increased by 23% compared to the same period in fiscal year 2007.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2007, gross income from agriculture was $814.2 million, an increase of 1.6% compared with fiscal year 2006. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2007, starchy vegetables, coffee, livestock products and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the Bonds.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $859,632,840 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B and a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($859,632,840) is equal to 10.30% of $8,344,210,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2006 and June 30, 2007. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the above portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.63% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $719,927,041 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds are not included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Commonwealth Guaranteed Debt

As of December 31, 2007, $3.09 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2037. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for bonds of the Public Buildings Authority.

As of December 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of that date, no payments under the Commonwealth guaranty have been required for these bonds.

As of December 31, 2007, GDB held approximately $99.9 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase bonds issued by the Authority which are guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for the Port of the Americas bonds.

As of December 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $764.6 million. This amount consisted of $262.8 million in revenue bonds sold to the public, $246.3 million in bonds issued to the United States Department of Agriculture, Rural Development, and $255.5 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of December 31, 2007, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $40.8 million as of December 31, 2007, and the short-term public sector debt was $5.1 million as of that date. As of December 31, 2007, outstanding short-term debt, relative to total debt, was 11.1%.

On March 18, 2008, PRASA issued $159,055,000 of Revenue Refunding Bonds, 2008 Series A, and $125,700,000 of Revenue Refunding Bonds, 2008 Series B, guaranteed by the Commonwealth of Puerto Rico (collectively, the “PRASA Bonds”). Although these bonds were not issued by the Commonwealth, the payment of principal of and interest on these bonds is guaranteed by the Commonwealth.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2008

Original General Fund estimated revenues were revised from $9.227 billion to $8.821 billion due to the economic recession and the fact that the Puerto Rico Planning Board had revised its estimates on the economic growth to show negative growth of 2.1% for fiscal year 2008. The $406 million revision is reflected in revenue categories associated with economic activity, such as individual, corporate and excise taxes. For fiscal year 2008, as revised, the major revenue categories include: (i) $2.898 billion in individual income taxes, (ii) $1.730 billion in corporate income taxes, (iii) $1.206 billion in non-resident withholdings and (iv) $911 million in sales and use tax.

As of January 2, 2008, General Fund expenses for fiscal year 2008 were projected to be $9.227 billion, which is the same amount as originally estimated. The difference between revenues, as revised, and expenses for fiscal year 2008 is expected to be covered by federal funds recovery (already received) of approximately $300 million and delinquent income tax receivables of approximately $60 million. The remaining shortfall is expected to be covered by cash management procedures.

As of April 25, 2008, General Fund revenues for the eight-month period ending on February 29, 2008 totaled $5.081 billion, which is $291.5 million less than the Department of Treasury’s estimate for that period. This amount includes $2.662 billion in revenues from individual and corporate income taxes, $658.6 million from non-resident withholding taxes, $553.8 million from excise taxes and $572.7 million of sales tax revenues. During fiscal year 2008, the Commonwealth recovered approximately $287 million more in federal funds than it had budgeted. This federal funds recovery represented reimbursement of amounts advanced by the Commonwealth’s Department of Education during fiscal years 2006 and 2007. The Commonwealth indicates as of April 25, 2008 that it anticipates that for the full fiscal year 2008, total expenditures will roughly equal the budgeted amounts. It notes, however, that expenditures relating to the Health Insurance Program could exceed the budgeted amounts. It indicates, as a result of the foregoing, that it projects, as of April 25, 2008, a budget deficit of approximately $119 million for fiscal year 2008 (before giving effect to the refunding of the Refunded Bonds). The Commonwealth indicates that its economic team is working together to enforce the spending control measures that have been established to attempt to minimize this budget risk.

Fiscal Year 2007

Preliminary collections for the fiscal year ended on June 30, 2007 totaled $8.890 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount includes (i) $933 million in non-resident withholding, (ii) $1.123 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

As of January 2, 2008, General Fund expenses for fiscal year 2007 were projected to be $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

As of January 2, 2008, the difference between projected revenues and expenses for fiscal year 2007 was expected to be covered, with legislative approval, by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside is no longer believed to be needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was expected to be covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Fiscal Year 2006

General Fund total revenues for fiscal year 2006 were $8.541 billion (approximately $235 million, or 2.8%, more than received in fiscal year 2005). This increase was attributable to increases in income taxes ($504 million, including $309 million in taxes withheld from non-residents), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($113 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million.

Total cash expenditures for fiscal year 2006 were $9.596 billion (excluding about $500 million in expenditures that occurred “off budget” for items such as refinanced debt service on general obligation debt and payment of vendor debts from prior years for Public Buildings Authority and subsidy and operational expenses of Agricultural Services and Development Administration) which exceeded original budgeted expenditures by $651 million, attributed mainly to increases in the area of education ($321 million), public safety and protection ($99 million), health ($207 million), and special contributions to pensions ($42 million), and reductions in the area of general government ($4 million), welfare ($3 million), contributions to municipalities ($1 million), and other debt service ($10 million).

The approximately $1.6 billion shortfall was covered by the release of $64 million in reserve funds held at GDB, borrowings from GDB and other sources of about $1.4 billion and about $150 million of “cash management” practices which had the effect of delaying payment of certain expenses until the start of fiscal year 2007. Also, during a two-week period in early May 2006, the Commonwealth was forced to furlough non-essential government workers because it was projected to run out of cash until the above borrowings were implemented in the aftermath of the passage of fiscal and tax reform legislation described below in order to allow the workers to return to work.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax are distributed as follows: (i) municipal governments retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.5% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, receives one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund receives the balance of the Sales Tax (equivalent to a tax of 4.5% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

On February 6, 2008, the Governor, in his State of the Commonwealth address, proposed suspending a portion of the current sales and use tax, for a reduction from 7% to 2.5%, and re-instituting a revamped excise tax on goods imported into Puerto Rico to help stimulate the Commonwealth’s economy. The proposal will require passage of legislation to become law, and includes provisions that will continue the earmarking of sales tax revenues equal to 1% of the total sales tax rate to the Dedicated Sales Tax Fund and other mechanisms currently in place to ensure the security for the outstanding bonds of the Puerto Rico Sales Tax Financing Corporation (“COFINA”). On February 7, 2008, the Governor stated that any proposal from his administration would not impair the rights of bondholders and that he would veto any counter-proposal from the Legislature of Puerto Rico that would constitute a possible impairment of the rights of bondholders. On February 7, 2008, Standard & Poor’s Ratings Service (“S&P”) placed the COFINA bonds on CreditWatch Negative and Fitch Ratings Ltd. (“Fitch”) placed the same bonds on Rating Watch. On March 14, 2008, the Governor submitted to the Legislature a proposed bill establishing the conditions for suspending the collection of the 4.5% sales and use tax (which is the portion of the total sales and use tax to be collected for the General Fund), establishing and funding a debt service reserve fund for the benefit of the COFINA bonds and re-instituting the revamped excise tax. The proposed bill has been structured to safeguard the rights of COFINA bondholders and, the Commonwealth has noted, is aimed at preserving the February 7, 2008 rating of the COFINA bonds. This action is expected to be revenue neutral for the General Fund. No assurance can be given that the above proposal will be enacted, or that if it is enacted, it will be in the form recommended by the Governor.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 15%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax is not imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and was projected to generate for the General Fund approximately $911 million for fiscal year 2008.

Excise Taxes

The P.R. Code imposed an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Treasury.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007 the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same above assumptions, but without taking into account benefits paid under special benefits laws (described below) and not including the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System and because the funding for such benefits will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7,227 billion; the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%; and the resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds.

In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

On January 31, 2008, the Employees Retirement System issued approximately $1,588,810,800 principal amount of its Senior Pension Funding Bonds, Series A (the “Series A Pension Bonds”). The net proceeds of the Series A Pension Bonds have been deposited into the trusteed assets of the Employees Retirement System, reducing the unfunded accrued actuarial liability of the Employees Retirement System. The Series A Pension Bonds are secured by a pledge of contributions to be made into the Employees Retirement System by all of the participating government employers, including the Commonwealth, its municipalities and certain public corporations. The Commonwealth notes that the Employees Retirement System anticipates issuing additional Senior Pension Funding Bonds during 2008 for the same purpose and having the same security as the Series A Pension Bonds.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2007, approximately 47% of the General Fund was committed for payment of the central government payroll. In addition, approximately 26% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2008, it was proposed that approximately 47% and 6% of the General Fund be committed for payment of the central government payroll (not including the University of Puerto Rico or the judicial branch) and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totals $26.9 billion. Of this amount, $14.3 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents an increase of $3 million over expenditures for fiscal year 2007.

Projected expenses and capital improvements of all budgetary funds total $14.2 billion, a decrease of $42.7 million from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in health (up $99.1 million), public safety and protection (up $76.2 million), special pension contributions (up $30.1 million), transportation and communication (up $9.4 million), other debt service (up $8.9 million), housing (up $1.6 million) and decreases in welfare (down $100.8 million), debt service on the Commonwealth’s general obligation and guaranteed debt (down $49.2 million), contributions to municipalities (down $26.9 million), economic development (down $21.3 million), education (down $20.8 million) and general government (down $2 million).

Proposed Budget for Fiscal Year 2009

The proposed consolidated budget for fiscal year 2009 totals $26.3 billion. Of this amount, $14.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents an increase of $261 million over approved expenditures for fiscal year 2008. The fiscal year 2009 budget marks the third consecutive year in which budgeted expenditures are below the fiscal year 2006 level. The increase in expenditures over fiscal year 2008 is mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. An additional $42.3 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, a decrease of $183 million, or 2.1%, from estimated net revenues for fiscal year 2008 of $8.671 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.488 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth’s economic team is working together to enforce spending control measures that have been established to attempt to minimize the budget risk. In addition, the Governor has proposed two special measures which are expected to generate close to $1 billion in fiscal year 2009. These measures consist of tax receivable financings and proceeds received from a concession agreement for operation of the electronic lottery. Legislation authorizing these two measures was submitted by the Governor to the Legislature along with the budget. No assurance can be given that either of these measures will be enacted, or that if enacted, they will be in the forms recommended by the Governor.

Projected expenses and capital improvements of all budgetary funds total $14.6 billion, an increase of $345.3 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 are mainly due to increases in welfare (up $127.7 million), education (up $89.8 million), health (up $79.8 million), general government (up $73.2 million), special pension contribution (up $17.5 million), contributions to municipalities (up $17.4 million), public safety and protection (up $14.2 million), other debt service (up $10.1 million), transportation and communication (up $10.1 million), housing (up $3.1 million) and decreases in debt service on the Commonwealth’s general obligation and guaranteed debt (down $162.7 million), and economic development (down $7.1 million).

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2006, the Commonwealth has included in its financial statements reported liabilities of approximately $306 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $9 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of

Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of January 2, 2008, audits were being carried out on the plaintiff centers. As of June 30, 2006, the Commonwealth had accrued $55 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2006, the Commonwealth had accrued $440 million for this legal contingency.

This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of January 2, 2008, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $7.8 billion; however, as of January 2, 2008, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of January 2, 2008, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

RECENT DEVELOPMENTS

On March 27, 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth since (i) the good faith, credit and taxing power of the Commonwealth are irrevocably pledged for the prompt payment of the principal and interest on its general obligation bonds, and (ii) the Constitution of Puerto Rico provides that public debt of the Commonwealth, including its general obligation bonds, constitute a first claim on available Commonwealth revenues.

* * * * *

RATING AGENCIES’ ACTIONS

As of May 20, 2008, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

June 11, 2008

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

55 Water Street

New York, New York 10041

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio (together, the “funds”), dated June 11, 2008, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the funds’ prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The funds are series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of each fund’s predecessor.

Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The funds’ prospectus and copies of these reports may be obtained free of charge by writing or calling the funds at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each fund’s sole and exclusive distributor.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each fund’s investment objective is to maximize total return. The prospectus discusses each fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in the prospectus.

Principal Investment Strategies

Western Asset Emerging Markets Debt Portfolio

Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle- or low-income.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may invest without limit in higher risk, below-investment grade debt securities. These securities are commonly referred to as “junk bonds.” Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets at a time when they may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The fund may hold securities of any maturity. The portfolio managers attempt to manage risks presented by changes in interest rates by maintaining the fund’s duration between 2 and 7 years. The duration of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps and interest rate swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

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•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if there is a default or specified credit event with respect to the bond (or the bonds within the index or basket of securities) which is subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Western Asset Global High Yield Bond Portfolio

The fund invests primarily in high yield fixed-income securities, including bonds, bills, debentures, notes, bank debt obligations, mortgage- and asset-backed securities, equipment trust certificates, commercial paper, preferred stock, loan participations, assignments and other obligations of U.S. and foreign issuers. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund may invest up to 20% of its assets in equity and equity-related securities. Under normal circumstances, the fund expects to, but is not required to, invest in securities of issuers located in the United States and in approximately 7 to 15 foreign countries.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund invests primarily in fixed-income securities rated below investment grade by a recognized rating agency, or if unrated, of equivalent quality as determined by the fund’s subadvisers. These securities are commonly referred to as “junk bonds.” Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and

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may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets at a time when they may be difficult to sell or can be sold only at a loss.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the lowest rating category received from an agency.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. The duration of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps and interest rate swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the Fund is obligated to pay the counterparty if there is a default or specified credit event with respect to the bond (or the bonds within the index or basket of securities) which is subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

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The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds.

Western Asset Emerging Markets Debt Portfolio

General. Western Asset Emerging Markets Debt Portfolio seeks to achieve its investment objective of maximizing total return by investing, under normal market conditions, at least 80% of its assets in fixed-income debt securities of government, government-related entities and corporations located in emerging market countries and related investments. If the fund were to change its investment policy as to investing in 80% of its assets in fixed-income debt securities of government, government-related, corporate issuers in emerging market countries and related investments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed-income securities.

An emerging market country includes any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle- or low-income.

In selecting emerging market country debt securities for investment, the fund’s portfolio managers will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund’s assets will be invested in issuers in at least three emerging market countries.

Emerging Market Country Debt Securities. Emerging market country debt securities in which Western Asset Emerging Markets Debt Portfolio may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. The fund’s portfolio managers attempt to manage risk by maintaining the fund’s duration between 2 and 7 years. Up to 50% of the fund’s assets may be invested in non-U.S. dollar denominated fixed-income securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions.

The fund’s investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) interests in issuers organized and operated for the

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purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the fund’s investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Western Asset Emerging Markets Debt Portfolio’s investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Western Asset Emerging Markets Debt Portfolio may invest up to 10% of its assets in common stock, convertible securities, warrants or other equity securities. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of portfolio managers, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Western Asset Emerging Markets Debt Portfolio may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities, or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated “Prime-1” or “A” or better by Moody’s Investors Service (“Moody’s”) or “A-1” or “A” or better by Standard & Poor’s Rating Agency (“S&P”) or, if unrated, of comparable quality as determined by the subadviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.

Western Asset Global High Yield Bond Portfolio

General. Western Asset Global High Yield Bond Portfolio seeks to achieve its investment objective of maximizing total return by investing, under normal market conditions, at least 80% of its assets in non-investment grade fixed-income securities (e.g., bonds, bills, debentures, notes, bank debt obligations, mortgage- and asset-backed securities, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, preferred stock, loan participations assignments and other obligations). The lower-rated bonds in which the fund will invest are commonly referred to as “junk bonds.” If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The fund may invest up to 20% of its assets in equity and equity-related securities.

The debt obligations in which the fund will invest generally will be rated, at the time of investment, “Ba” or “B” or lower by Moody’s, or “BB” or “B” or lower by S&P, or, if unrated, determined by the subadvisers to be of comparable quality. Debt securities rated by Moody’s, S&P or Fitch Rating Agency (“Fitch”) need only

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satisfy the foregoing ratings standards with respect to either the Moody’s, the S&P or the Fitch rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as “C” by Moody’s or “D” by S&P, or may be considered comparable to securities having such ratings. An investment in Western Asset Global High Yield Bond Portfolio should not be considered as a complete investment program.

Western Asset Global High Yield Bond Portfolio will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund’s portfolio from time to time, depending on the portfolio managers’ assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. The fund normally maintains an average portfolio duration of between 3 and 7 years.

Foreign Securities. Under normal circumstances, the fund expects to, but is not required to, invest in securities of issuers located in the United States and in approximately 7 to 15 foreign countries. The foreign securities in which Western Asset Global High Yield Bond Portfolio may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criterion for the fund’s investments in such securities.

Equity Investments. Western Asset Global High Yield Bond Portfolio may invest up to 20% of its total assets in equity and equity-related securities. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the portfolio managers, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Western Asset Global High Yield Bond Portfolio may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities, or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated “Prime-1” or “A” or better by Moody’s or “A-1” or “A” or better by S&P, or, if unrated, of comparable quality as determined by the subadviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (4) repurchase agreements.

Additional Investment Activities — Fixed-Income Securities

Asset-Backed Securities (each fund)

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral,

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subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Bank Obligations (each fund)

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

Firm Commitments and When-Issued Securities (each fund)

A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments (each fund)

Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio may each invest in floating and variable rate obligations.

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The sub-advisers will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

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Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as “not readily marketable” and therefore illiquid.

A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund’s custodian.

Loan Participations and Assignments (each fund)

Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan participations typically will result in a fund having a contractual relationship only with the lender who sold the participation, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by the subadviser to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A) (each fund)

Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio may each purchase certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to “qualified institutional buyers.”

One effect of Rule 144A is that certain restricted securities may become liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the “SEC”) stated that the ultimate responsibility for liquidity determinations is that of an investment company’s board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the board retains sufficient oversight. The funds’ Board of Trustees (the “Board”) has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund’s limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the manager the determination as to whether a particular security is

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liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board periodically reviews fund purchases and sales of Rule 144A securities.

Structured Investments (each Fund)

Included among the issuers of emerging market country debt securities in which Western Asset Emerging Markets Debt Portfolio may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Western Asset Emerging Markets Debt Portfolio anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Western Asset Emerging Markets Debt Portfolio is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund’s purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund’s assets that may be used for borrowing. See “Certain Risk Considerations” below.

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described under “Investment Company Securities” below. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

U.S. Government Securities (each fund)

U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A fund will invest in such obligations only where the subadviser is satisfied that the credit risk with respect to the issuer is minimal.

Zero Coupon Securities, Pay-in-Kind (PIK) Bonds and Deferred Payment Securities (each fund)

Each fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know

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at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

Additional Investment Activities — Equity Investments

Common Stock (each fund)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Derivative Instruments — Options, Futures and Other Strategies

General. Each fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has

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invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadvisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadvisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadvisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon a subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. Each fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

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Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. Each fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Each fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund

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realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that each fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. A fund may purchase or write both exchange-traded and OTC options.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction

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in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast,

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even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed-income portfolio. If a subadviser wishes to shorten the average duration of a fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the average duration of a fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on

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futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on

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participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, a subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, a fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies—Special Considerations. Each fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by

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entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts. Each fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that a fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currencies. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadviser anticipates. There is no assurance that the subadviser’s use of forward currency contracts will be advantageous to the fund or that the subadviser will hedge at an appropriate time.

Combined Positions. A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. Each fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

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Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be

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maintained as collateral. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Investment Company Securities (each fund)

Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

A fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, a fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

A fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Preferred Stock (each fund)

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense

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that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants (each fund)

Each fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Other Practices

Loans of Portfolio Securities (each fund)

Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of portfolio securities by a fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund or the borrower at any time. A fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser the consideration to be earned from such loans would justify the risk.

Repurchase Agreements (each fund)

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the subadviser’s determination based on guidelines established by the Board, are deemed creditworthy. The subadviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller

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defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the funds.

Reverse Repurchase Agreements (each fund)

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

Certain Risk Considerations

The following risk factors are intended to supplement the risks described above and in the funds’ prospectus.

Asset-Backed Securities (each fund)

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations (each fund)

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing (each fund)

Each of the funds may borrow in certain limited circumstances. See “Investment Policies” below. Borrowing creates an opportunity for increased return but, at the same time, creates special risks. For example,

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borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy or the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-through tax treatment to shareholders. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund’s shares by increasing the fund’s interest expense.

Fixed-Income Securities (each fund)

Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the funds will invest primarily in fixed-income securities, the net asset value of these funds’ shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

Foreign Securities (each fund)

General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

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Emerging Market Countries. “Emerging markets” include any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or is categorized by the World Bank in its annual categorization as middle- or low-income.” The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela. The World Bank’s list of countries categorized as low- or middle-income includes a total of 152 counties in its index, including the 27 countries included in the JP Morgan EMBI Global Index.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

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Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Rating. Securities in which either fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund’s investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in either fund should not be

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considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under “Taxes” below.

In light of the risks associated with high yield corporate and sovereign debt securities, the subadviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The subadviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the subadviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the portfolio managers will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for either fund, the portfolio managers intend to consider the correlation among securities represented in the fund’s portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund’s ability to achieve its investment objective may be more dependent on the subadviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

High Yield Corporate Securities (each fund)

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities (each fund)

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest,

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especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

High Yield Securities (each fund)

Western Asset Global High Yield Bond Portfolio and Western Asset Emerging Markets Debt Portfolio may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

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Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

Loan Participations and Assignments (each fund)

A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board has adopted policies and procedures for the funds to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund’s limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the subadviser the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the

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number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

To the extent that liquid assignments and loan participations that a fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The subadviser, under the supervision of the Board, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities (each fund)

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.

Non-Diversification (Western Asset Emerging Markets Debt Portfolio)

Western Asset Emerging Markets Debt Portfolio is classified as a “non-diversified” fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

Restricted Securities and Securities with Limited Trading Markets (each fund)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund’s holdings of Rule 144A securities which are liquid securities will not be

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subject to the fund’s applicable limitation on investments in illiquid securities. There is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund’s portfolio. The manager, under the supervision of the Board, is responsible for monitoring the liquidity of Rule 144A securities. The Board periodically reviews the funds’ purchases and sales of such Rule 144A securities.

Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities (each fund)

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund’s 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Temporary Investments (each fund). Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other Investments (each fund). In addition to the foregoing, a fund may invest in instruments that exist or that may develop in the future if the manager or subadviser, as applicable, believes such instruments to be commensurate with appropriate risk assumption and pursuit of the fund’s object.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the applicable fund’s outstanding shares, which, as defined under the 1940 Act, means the lesser of (a) 67% or more of the voting power of the fund present at a meeting at which more than 50% of the voting power is present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease resulting from a change in values or assets will not constitute a violation of the restriction.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, neither of the funds contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act.

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Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or a subadviser believes the income justifies the attendant risks. A fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid,

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the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the funds, neither fund may:

(1) sell securities short, provided that short positions in a futures contract or forward contract are permitted;

(2) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than  1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning  1/2 of 1% together own beneficially more than 5% of such securities;

(3) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

(4) with respect to the Western Asset Global High Yield Bond Portfolio only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets; or

(5) issue senior securities except as permitted by the 1940 Act.

Diversification

Western Asset Global High Yield Bond Portfolio is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by

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the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a diversified fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Western Asset Emerging Markets Debt Portfolio is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified fund. In this regard, Western Asset Emerging Markets Debt Portfolio is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason family of funds, each fund’s board of trustees has adopted policies and procedures developed by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor, or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional) or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

(1) A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

(2) A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

(3) A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

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(4) A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

(5) A fund’s sector weightings, yield and duration (for fixed-income funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

(6) A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to a fund’s Board.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on their website: http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter-end
Lipper	Quarterly	25 days after quarter-end
S&P	Quarterly	25 days after quarter-end
Morningstar	Quarterly	25 days after quarter-end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

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Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter-end
Mercer	Quarterly	25 days after quarter-end
eVestment Alliance	Quarterly	25 days after quarter-end
CRA RogersCasey	Quarterly	25 days after quarter-end
Cambridge Associates	Quarterly	25 days after quarter-end
Marco Consulting	Quarterly	25 days after quarter-end
Wilshire	Quarterly	25 days after quarter-end
Informa Investment Services (Efron)	Quarterly	25 days after quarter-end
CheckFree (Mobius)	Quarterly	25 days after quarter-end
Nelsons Information	Quarterly	25 days after quarter-end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days after quarter-end
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days after quarter-end
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None
New England Pension Consultants	Quarterly	25 days after quarter-end
Evaluation Associates	Quarterly	25 days after quarter-end
Watson Wyatt	Quarterly	25 days after quarter-end
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For money market funds, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of information.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadvisers are primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

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Pursuant to its subadvisory agreement, each subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

For the fiscal year ended February 29, 2008, neither fund directed any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) no longer serves as a distributor of the funds.

Aggregate Brokerage Commissions Paid

For the fiscal years ended February 28, 2006, February 28, 2007 and February 29, 2008, neither fund paid any brokerage commissions for portfolio transactions.

As of December 1, 2005, LMIS became an underwriter of the funds under the 1940 Act. For the period December 1, 2005 through February 29, 2008, neither fund paid any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for each fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise,

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a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended February 28, 2007 and February 29, 2008, the portfolio turnover rates were as follows:

	Fiscal Year:
Fund	2007	2008
Western Asset Emerging Markets Debt Portfolio	100%	71%
Western Asset Global High Yield Bond Portfolio	126%	72%

During the fiscal year ended February 29, 2008, the funds purchased securities issued by the regular broker/dealers of the funds as indicated below.

Fund Name	Broker/Dealer	Value of Securities on 2/29/08
Western Asset Emerging Markets Debt Portfolio	JP Morgan Chase & Co. UBS Securities LLC	$689,207 $357,768
Western Asset Global High Yield Bond Portfolio	UBS Securities LLC Bank of America	$103,355 $224,700

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General

PFPC Inc. (“PFPC” or the “transfer agent”), the funds’ transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.

PFPC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Purchase of Shares

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of Class FI or Class I shares. Under certain circumstances, certain broker/dealers may impose

40

transaction fees on the purchase and/or sale of shares. The minimum initial investment in each of the funds is $1,000,000. Subsequent purchases may be made in any amount.

Each fund offers its shares on a continuous basis. The public offering price for Class I shares and Class FI shares of a fund is equal to the net asset value per share at the time of purchase.

Redemption of Shares

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of a fund’s shareholders.

Any signature appearing on a redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the shareholder owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days.

Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the funds’ prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Exchange of Shares

Shareholders may exchange all or part of Class FI shares or Class I shares of either Western Asset Emerging Markets Debt Portfolio or Western Asset Global High Yield Bond Portfolio for shares of the same class of the other fund. The value of the shares exchanged must meet the investment minimum, if any, of the fund into which the investor is exchanging.

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The exchange privilege enables shareholders to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the funds’ current prospectus.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to the shareholders.

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the funds’ prospectus.

During times of drastic economic or market conditions, a fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value, but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the funds’ prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent to obtain more information and the funds’ prospectus. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Valuation of Shares

The net asset value per share of a fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Please see the funds’ prospectus for a description of the procedures used by a fund in valuing its assets.

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

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The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of each fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	68	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None
Interested Trustee:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); formerly Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Ave New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director - Global Fund Administration, Citigroup Asset Management (from 1996 – 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit

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Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

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The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met 20 times during the funds’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees met four, four, four and ten times, respectively during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in Western Asset Global High Yield Bond Portfolio	Dollar Range of Equity Securities in Western Asset Emerging Markets Debt Portfolio	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000
Mark T. Finn	None	None	Over $100,000
Rainer Greeven	None	None	$10,001-$50,000
Stephen Randolph Gross	None	None	None
Richard E. Hanson, Jr.	None	None	Over $100,000
Diana R. Harrington	None	None	$10,001-$50,000
Susan M. Heilbron	None	None	$10,001-$50,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	Over $100,000
R. Richardson Pettit	None	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	None	Over $100,000

As of May 15, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadvisers or distributor of either fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadvisers or distributor of either fund.

Information regarding compensation paid by the funds to their Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

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Current Board

The current Trustees took office in April 2007. Information as to the compensation paid to the current Trustees is shown on the following table.

Name of Trustee	Aggregate Compensation(1)(2) from the Funds		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 2/29/08		Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/07	Number of Funds in Fund Complex Overseen by Trustee
	Western Asset Global High Yield Bond Portfolio for Fiscal Year Ended 2/29/08	Western Asset Emerging Markets Debt Portfolio for Fiscal Year Ended 2/29/08
Independent Trustees:
Elliott J. Berv	$70.79	$34.20		(1)	$506,630	68
A. Benton Cocanougher	$78.40	$38.04		(1)	$725,864	68
Jane F. Dasher	$117.59	$71.60	$0		$202,625	68
Mark T. Finn	$70.79	$34.20		(1)	$505,579	68
Rainer Greeven	$70.77	$34.19	$0		$188,500	68
Stephen Randolph Gross	$75.37	$36.51		(1)	$529,413	68
Richard E. Hanson, Jr.	$70.79	$34.20	$0		$160,500	68
Diana R. Harrington	$75.09	$36.36		(1)	$556,295	68
Susan M. Heilbron	$70.79	$34.20	$0		$190,500	68
Susan B. Kerley	$70.77	$34.19		(1)	$417,484	68
Alan G. Merten	$70.79	$34.20		(1)	$604,757	68
R. Richardson Pettit	$70.49	$34.04		(1)	$620,476	68

Interested Trustee:
R. Jay Gerken(2)	N/A	N/A	$0		$0	138

(1)

Pursuant to prior retirement plans, certain Trustees have received in a lump sum (calculated on a net present value basis), an aggregate benefit from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. A portion of these benefit payouts is included, on a pro rata basis, in the aggregate compensation paid by each fund shown above. In addition, each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

(2)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

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Prior Board

Prior to April 2007, the directors listed below served as the Board of Directors of the funds. For the fiscal year ended February 29, 2008, the prior directors were paid the compensation listed below for service as directors.

	Aggregate Compensation from the Funds
Name of Director	Western Asset Global High Yield Bond Portfolio(1)	Western Asset Emerging Markets Debt Portfolio(1)
Independent Directors:
Carol L. Colman	$1,506.47	$786.95
Daniel P. Cronin	$375.00	$375.00
Leslie H. Gelb	$83.33	$83.33
William R. Hutchinson	$1,436.08	$716.57
Riordan Roett	$375.00	$375.00
Jeswald W. Salacuse	$375.00	$375.00

Interested Director:
R. Jay Gerken(2)	$0	$0

(1)

Pursuant to prior retirement plans, certain Trustees have received in a lump sum (calculated on a net present value basis), an aggregate benefit from the fund complex as follows: Ms. Colman: $116,063; and Mr. Hutchinson: $151,890. A portion of these benefit payouts is included, on a pro rata basis, in the aggregate compensation paid by each fund shown above. In addition, each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

(2)	Mr. Gerken was not compensated for his service as a Director because of his affiliation with the manager.

As of May 15, 2008, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

As of May 15, 2008, no person owned beneficially or of record 5% or more of any class of shares of either fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement”) with each fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of March 31, 2008, LMPFA’s total assets under management were approximately $194 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $950 billion. LMPFA provides administrative and certain oversight services to the funds.

Under each Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents,

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custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For the period December 1, 2005 through July 31, 2006, Salomon Brothers Asset Management Inc (“SBAM”) served as the funds’ manager.

As compensation for its services, Western Asset Global High Yield Portfolio pays LMPFA a monthly fee at an annual rate of 0.55% of the fund’s average daily net assets, and Western Asset Emerging Markets Debt Portfolio pays LMPFA a monthly fee at an annual rate of 0.75% of the fund’s average daily net assets. Prior to December 1, 2005, Western Asset Global High Yield Bond Portfolio paid LMPFA a monthly fee at an annual rate of 0.50% of the fund’s average daily net assets and Western Asset Emerging Markets Debt Portfolio paid LMPFA a monthly fee at an annual rate of 0.70% of the fund’s average daily net assets.

Fees paid by Western Asset Global High Yield Bond Portfolio for the fiscal years ended February 28, 2006, February 28, 2007, and February 29, 2008 were, $600,919 (which reflects a waiver of $298,844), $512,492 (which reflects a waiver of $191,153) and $83,734 (which reflects a waiver of $204,056), respectively. Fees paid by Western Asset Emerging Markets Debt Portfolio for the years ended February 28, 2006, February 28, 2007 and February 29, 2008 were $373,265 (which reflects a waiver of $220,455), $56,489 (which reflects a waiver of $188,214) and $45,827 (which reflects a waiver of $167,781), respectively.

Subadvisers

Western Asset Management Company (“Western Asset”) serves as a subadviser to each fund pursuant to a subadvisory agreement between the manager and Western Asset, and Western Asset Management Company Limited (“Western Asset Limited”) serves as an additional subadviser to Western Asset Global High Yield Bond Portfolio pursuant to a subadvisory agreement between Western Asset and Western Asset Limited (each, a “Sub-Advisory Agreement”). Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2008, Western Asset’s total assets under management were approximately $455 billion, and Western Asset Limited’s total assets under management were approximately $97 billion.

References in this SAI to a fund’s subadviser mean the subadviser or subadvisers of the applicable fund referenced above. Each of Western Asset and Western Asset Limited is a wholly-owned subsidiary of Legg Mason.

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Under each fund’s Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each fund’s Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of a fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. A subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice to the applicable fund and the manager. The manager and the subadviser may terminate a Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, (i) the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA by each fund, net of expense waivers and reimbursements, and (ii) Western Asset will pay to Western Asset Limited a fee equal to 0.30% of the assets of Western Asset Global High Yield Bond Portfolio and Western Asset Emerging Markets Debt Portfolio that are allocated to Western Asset Limited, in each case, net of expense waivers and reimbursements. For the fiscal year ended February 29, 2008, fees paid by the manager to Western Asset and Western Asset Limited with respect to Western Asset Global High Yield Bond Portfolio and Western Asset Emerging Markets Debt Portfolio were $58,658 and $32,078, respectively.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plan, each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the funds and their officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the funds may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses

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for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time, (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes, and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap. The Board has been apprised of the expense cap and recapture arrangement.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trust, the manager, the subadvisers and the distributor have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Trust, the manager, the subadvisers and the distributor are on file with the SEC.

Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the fund’s subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

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The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to each fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each fund. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each fund’s securities lending agent and, in that case, would receive a share of the income generated by such activities.

PFPC, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the funds’ sole and exclusive distributor pursuant to a written agreement, dated December 1, 2005 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned. The distribution agreement may be terminated without penalty by either party on 60 days’ written notice.

Prior to December 1, 2007, CGMI, an indirect wholly owned subsidiary of Citigroup Inc. (“Citigroup”), served a co-distributor of each fund along with LMIS.

LMIS receives no remuneration for its services as distributor. With respect to CGMI, for each of the funds’ last three fiscal years and, with respect to LMIS, for the period December 1, 2005 through February 29, 2008, no underwriting commissions/sales charges were paid to or retained by CGMI or LMIS.

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Services and Distribution Plan Arrangements

The Trust has adopted a shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class FI shares of each fund. (Class FI shares are not currently offered by either fund.) Under the Distribution Plan, each fund may pay monthly fees to LMIS at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class. The distributor will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

Fees under the Distribution Plan may be used to make payments to the distributor and to other parties in respect of the sale of Class FI shares of the funds, and to make payments for distribution services, advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class FI shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan permits each fund to pay fees to the distributor and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than fees paid to them, they will realize a profit. Each fund may pay the fees to the distributor and others until the Distribution Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for each fund, the Trustees will review the Distribution Plan and the expenses for the fund separately.

The Distribution Plan also recognizes that various service providers to each fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor may from time to time use its own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Class FI shares of a fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan, if permitted by applicable law.

As contemplated by the Distribution Plan, the distributor acts as an agent of each fund in connection with the offering of Class FI shares of the fund pursuant to the distribution agreement.

For the fiscal year ended February 29, 2008, no amounts were paid to LMIS.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be

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terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ended February 28, 2009.

Counsel

Bingham McCutchen LLP serves as counsel to each fund, and is located at One Federal Street, Boston, Massachusetts 02110.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of February 29, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts shown were subject to fees based on performance.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Western Asset Emerging Markets Debt Portfolio	S. Kenneth Leech	116 registered investment companies with $125 billion in total assets under management	245 other pooled investment vehicles with $220 billion in assets under management	1,061 other accounts with $296 billion in total assets under management(1)

	Stephen A. Walsh	116 registered investment companies with $125 billion in total assets under management	245 other pooled investment vehicles with $220 billion in assets under management	1,061 other accounts with $296 billion in total assets under management(1)

	Michael C. Buchanan	13 registered investment companies with $7 billion in total assets under management	8 other pooled investment vehicles with $5.2 billion in total assets under management	14 other accounts with $1 billion in total assets under management

	Matthew Duda	7 registered investment companies with $1.2 billion	6 other pooled investment vehicles with $1.7 billion in assets under management	1 other account with $14 million in total assets under management(2)

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Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Detlev Schlichter	1 registered investment companies with $202 million in total assets under management	29 other pooled investment vehicles with $4.7 billion in total assets under management	72 other accounts with $28 billion in total assets under management(3)

	Keith J. Gardner	6 registered investment companies with $1.3 billion	6 other pooled investment vehicles with $1.7 billion in assets under management	1 other account with $14 million in total assets under management(2)

Western Asset Global High Yield Bond Portfolio	S. Kenneth Leech	116 registered investment companies with $125 billion in total assets under management	245 other pooled investment vehicles with $220 billion in assets under management	1,061 other accounts with $296 billion in total assets under management(1)

	Stephen A. Walsh	116 registered investment companies with $125 billion in total assets under management	245 other pooled investment vehicles with $220 billion in assets under management	1,061 other accounts with $296 billion in total assets under management(1)

	Michael C. Buchanan	13 registered investment companies with $7 billion in total assets under management	8 other pooled investment vehicles with $5.2 billion in assets under management	14 other accounts with $1 billion in total assets under management

	Keith J. Gardner	6 registered investment companies with $1.2 billion in total assets under management	6 other pooled investment vehicles with $1.7 billion in total assets under management	1 other account with $14 million in total assets under management(2)

	Detlev Schlichter	1 registered investment companies with $185 million in total assets under management	29 other pooled investment vehicles with $4.7 billion in total assets under management	72 other accounts with $28 billion in total assets under management(3)

(1)	Includes 93 accounts managed, totaling $31.7 billion, for which advisory fee is performance based.
(2)	Includes 1 account managed, totaling $14 million, for which advisory fee is performance based.
(3)	Includes 21 accounts managed, totaling $8.4 billion, for which advisory fee is performance based.

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Portfolio Manager Compensation

Each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the funds’ prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadvisers and each fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals they employ. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

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Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of February 29, 2008.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Western Asset Emerging Markets Debt Portfolio	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Michael C. Buchanan	None
	Mathew Duda	None
	Keith J. Gardner	None
	Detlev Schlichter	None

Western Asset Global High Yield Bond Portfolio	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Michael C. Buchanan	None
	Keith J. Gardner	None
	Detlev Schlichter	None

TAXES

Taxation of a Fund

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general. Each current and prospective shareholder is therefore urged to consult its own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) for those years.

At February 29, 2008, Western Asset Global High Yield Bond Portfolio had net capital loss carry-forwards available to offset future gains of $3,036,676 which will expire on February 28, 2011.

The Code imposes a 4% nondeductible excise tax on each fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends will be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A fund may invest in zero coupon securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, the applicable fund will be required to accrue as income a portion of this original issue discount even though the fund will receive no cash payment of interest with respect to these securities. In addition, if a fund acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates (“market discount”), the fund may be required in some years to distribute an amount greater than the total cash income the fund actually receives. In order to make the required distribution in such a year, a fund may be required to borrow cash or to liquidate securities.

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A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired

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with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of Western Asset Emerging Markets Debt Portfolio’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, that fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the fund as paid by its shareholders.

For any year that Western Asset Emerging Markets Debt Portfolio is eligible for and makes such an election, each shareholder of such fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by such fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

Western Asset Global High Yield Bond Portfolio does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the fund. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

If a fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

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Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Special rules, however, apply to certain dividends paid to individuals. Certain dividends, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the dividends paid by a fund to an individual in a particular taxable year that is

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attributable to “qualified dividend income” received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

The fund or your Service Agent will send you information after the end of each year setting forth the amount, if any, of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular shareholders is subject to certain limitations. Western Asset Emerging Markets Debt Portfolio does not expect that any portion of its distributions will be eligible for the dividends-received deduction.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the applicable fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of its shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares

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are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as an undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. A fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the

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United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the trust. Prior to that date, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of each fund as series of Legg Mason Partners Income Funds, each fund was a series of Western Asset Funds II, Inc., a Maryland corporation. Each fund is an open-ended, management investment company.

Each fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board of trustees (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but each fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees

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by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. Each fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. Each fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to their fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the funds may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of their fund and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to

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the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the funds or the shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

Each of the funds sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each of the funds consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each of the funds also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact the transfer agent.

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Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the Government Securities Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Neither Fund was identified in the Second Amendment Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the Court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when

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proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated and a consolidated complaint was filed.

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On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

***

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff was considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

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FINANCIAL STATEMENTS

The audited financial statements of the funds (Statement of Assets and Liabilities as of February 29, 2008, Statement of Operations for the year ended February 29, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended February 29, 2008, Financial Highlights for each of the years in the five-year period ended February 29, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders) are incorporated herein by reference in their entirety (filed on May 7, 2008; Accession Number 0001193125-08-105162 for Western Asset Global High Yield Bond Portfolio and on May 7, 2008; Accession Number 0001193125-08-105149 for Western Asset Emerging Markets Debt Portfolio).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘Withdrawn’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B

Western Asset Management Company and Western Asset Management Company Limited (together, “Western Asset” or the “Firm”) Proxy Voting Policies and Procedures

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters Relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

Statement of

Additional Information

June 11, 2008

Legg Mason Partners Income Trust

55 Water Street

New York, New York 10041

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of August 14, 2007, and Amended and Restated Designation of Classes, effective as of November 13, 2007, is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008 (“Post-Effective Amendment No. 99”).

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Diversified Strategic Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Inflation Management Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Investment Grade Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Investment Grade Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA dated September 21, 2007 is filed herewith.

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Diversified Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Diversified Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is filed herewith.

(60) Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is filed herewith.

(e) (1) Distribution Agreement between Legg Mason Partners Adjustable Rate Income Fund, Inc. and Legg Mason Investor Services, LLC (“LMIS”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 to Legg Mason Partners Adjustable Rate Income Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on September 27, 2006.

(2) Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 36 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(3) Distribution Agreement between the Registrant and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 20, 2006.

(4) Distribution Agreement between Legg Mason Partners World Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005.

(5) Distribution Agreement between Legg Mason Partners Investment Trust and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on March 30, 2006.

(6) Distribution Agreement between Legg Mason Partners Municipal Funds and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(7) Distribution Agreement between Legg Mason Partners Investment Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 113 to Legg Mason Partners Investment Funds Inc.’s Registration Statement on Form N-1A as filed with the SEC on January 31, 2006.

(8) Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 44 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(9) Distribution Agreement between Legg Mason Partners Massachusetts Municipals Fund and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 28 to Legg Mason Partners Massachusetts Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on January 27, 2006.

(10) Distribution Agreement between Legg Mason Partners New Jersey Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 30 to Legg Mason Partners New Jersey Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(11) Distribution Agreement between Legg Mason Partners Oregon Municipals Fund and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to Legg Mason Partners Oregon Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on August 28, 2006.

(12) Distribution Agreement between Legg Mason Partners Trust II and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 66 to Legg Mason Partners Trust II’s Registration Statement on Form N-1A as filed with the SEC on February 27, 2006.

(13) Distribution Agreement between Legg Mason Partners Series Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 42 to Legg Mason Partners Series Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(14) Distribution Agreement between Western Asset Funds II, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 14 to Western Asset Funds II, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(15) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Transfer Agency and Services Agreement with PFPC Inc. dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 20, 2006 (“Post-Effective Amendment No. 75”).

(2) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc. dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(4) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 40 to Legg Mason Partners Core Plus Bond Fund, Inc.’s Registration Statement on Form N1-A as filed with the SEC on November 30, 2006.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2007 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2007 (“Post-Effective Amendment No. 92”).

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Inflation Management Fund dated November 1, 2007, to be filed by amendment.

(11) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(i)(1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Partners Inflation Management Fund and Class FI shares of Legg Mason Partners Short Duration Municipal Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund, is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is filed herewith.

(6) Form of Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 8, 2008.

(7) Form of Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Oregon Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 30, 2008.

(j) (1) Consent of Independent Registered Public Accounting Firm, is filed herewith.

(2) Power of Attorney dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 97.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason

Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, dated February 6, 2007, as amended, is incorporated herein by reference to Post-Effective Amendment No. 99.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA) as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM and WAML as of February 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM

Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, California 91101.

Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment adviser under the Advisers Act.

The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner or trustee.

Peter L. Bain	Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III	Director, WAML
President, Legg Mason
Director, WAM

Gavin L. James	Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea	General Counsel and CCO, WAML
General Counsel and CCO, WAM

Item 27.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company and Western Asset Management Company Limited

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributor:

(6)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 11th day of June, 2008.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Managed Municipals Fund

Legg Mason Partners California Municipals Fund

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities below on June 11, 2008.

SIGNATURE	TITLE

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 12, 2008.

Exhibit Index

d(26)	Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA, dated September 21, 2007

d(59)	Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007

d(60)	Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007

i(5)	Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio

j(1)	Consent of Independent Registered Public Accounting Firm